Retirement Cornerstone® Series 12.0

A combination variable and fixed deferred annuity contract

Prospectus dated April 30, 2012

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust, which contain important information about the portfolios.

What is the Retirement Cornerstone® Series 12.0?

The Retirement Cornerstone® Series 12.0 (the “Retirement Cornerstone® Series”) are deferred annuity contracts issued by AXA Equitable Life Insurance Company. This series consists of Retirement Cornerstone® Series B (“Series B”), Retirement Cornerstone® Series CP® (“Series CP®”), Retirement Cornerstone® Series L (“Series L”), Retirement Cornerstone® Series C (“Series C”), and Retirement Cornerstone® Series ADV (“Series ADV”). The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our “investment options”: (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging (together, the “Special DCA programs”).(†)

For Series CP® contracts, we allocate a Credit to your account value at the same time we allocate your contribution. Under the Series CP® contracts, a portion of the withdrawal charge and contract fee are used to recover the cost of providing the Credit. The charge associated with the Credit may, over time, exceed the sum of the Credit and related earnings. Expenses for a contract with a Credit may be higher than expenses for a contract without a Credit.

This Prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

The contract may not currently be available in all states. In addition, certain features and benefits described in this Prospectus may vary in your state and may not be available at the time you purchase the contract. For a state-by-state description of all material variations of this contract, see Appendix V later in this Prospectus. All features and benefits may not be available in all contracts or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. We have the right to restrict availability of any optional feature or benefit. Not all optional features and benefits may be available in combination with other optional features and benefits. We reserve the right to discontinue acceptance of any application or contribution from you at any time, including after you purchase the contract. If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Protected Benefit account variable investment options, you may no longer be able to fund your Guaranteed benefit(s). This means that if you have not yet allocated amounts to the Protected Benefit account

(†)

The account for special dollar cost averaging is only available with Series B and Series L contracts. The account for special money market dollar cost averaging is only available with Series C, Series CP®, and Series ADV contracts.

variable investment options, you may not be able to fund your Guaranteed benefit(s). This also means that if you have already funded your Guaranteed benefits by allocating amounts to the Protected Benefit account variable investment options, you may no longer be able to increase your Protected Benefit account value and the benefit bases associated with your Guaranteed benefits through contributions and transfers.

In order to fund certain benefits, you must select specified investment options. The specified investment options are made available under a portion of the contract that we refer to as the Protected Benefit account. Only amounts you allocate to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for future transfers to the Protected Benefit account variable investment options will fund your Guaranteed benefits. See “What are your investment options under the contract?” and “Allocating your contributions” in “Contract features and benefits” later in this Prospectus for more information on applicable allocation requirements.

If you have the Guaranteed minimum income benefit (‘‘GMIB”), you are required to participate in the asset transfer program (‘‘ATP’’). The ATP helps us manage our financial exposure in providing the guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy investment option and the other Protected Benefit account variable investment options. For more information, see ‘‘Asset transfer program (‘‘ATP’’)’’ in ‘‘Contract features and benefits’’ later in this Prospectus.

Types of contracts.   We offer the contracts for use as:

•	A nonqualified annuity (“NQ”) for after-tax contributions only.
•	An individual retirement annuity (“IRA”), either traditional IRA or Roth IRA.
•	Traditional and Roth Inherited IRA beneficiary continuation contract (“Inherited IRA”) (direct transfer and specified direct rollover contributions only).
•	An annuity that is an investment vehicle for a qualified plan (“QP”) (whether defined contribution or defined benefits; transfer contributions only).

Not all types of contracts are available with each version of the Retirement Cornerstone® Series contracts. See “Rules regarding contributions to your contract” in ”Appendix IX” for more information.

The optional Guaranteed benefits under the contract include: (i) the Guaranteed minimum income benefit (“GMIB”), (ii) the Return of Principal death benefit; (iii) the Highest Anniversary Value death benefit; and (iv) the “Greater of” death benefit (collectively, the “Guaranteed benefits”).

The SEC has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

(NAT’L-RC 12)

#334968

The GMIB is issued with all eligible contracts unless you tell us that you do not want it by “opting out” at the time you apply for the contract. If you opt out, the GMIB cannot be added later.

The registration statement relating to this offering has been filed with the Securities and Exchange Commission (“SEC”). The statement of additional information (“SAI”) dated April 30, 2012, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC’s website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

Our variable investment options are subaccounts offered through Separate Account No. 70. Each variable investment option, in turn, invests in a corresponding securities portfolio (“Portfolio”) of one of the trusts (the “Trusts”). Below is a complete list of the variable investment options:

Variable investment options

AXA Premier VIP Trust

• AXA Aggressive Allocation

• AXA Moderate Allocation

• AXA Moderate-Plus Allocation

• Multimanager Aggressive Equity

• Multimanager International Equity

• Multimanager Large Cap Value

• Multimanager Mid Cap Growth

• Multimanager Mid Cap Value

• Multimanager Small Cap Value

EQ Advisors Trust

• All Asset Growth Alt – 20(3)

• AXA Aggressive Strategy*(1)

• AXA Balanced Strategy*(1)

• AXA Conservative Growth Strategy*(1)

• AXA Conservative Strategy*(1)

• AXA Growth Strategy*(1)

• AXA Moderate Growth Strategy*(1)

• AXA Ultra Conservative Strategy*(1)(2)

• EQ/AllianceBernstein Dynamic Wealth Strategies(1)

• EQ/AllianceBernstein Small Cap Growth

• EQ/AXA Franklin Small Cap Value Core

• EQ/BlackRock Basic Value Equity

• EQ/Boston Advisors Equity Income

• EQ/Capital Guardian Research

• EQ/Common Stock Index

• EQ/Core Bond Index

• EQ/Davis New York Venture

• EQ/Equity 500 Index

• EQ/Franklin Core Balanced

• EQ/Franklin Templeton Allocation

• EQ/GAMCO Mergers and Acquisitions

• EQ/GAMCO Small Company Value

• EQ/Global Bond PLUS

• EQ/Global Multi-Sector Equity

• EQ/Intermediate Government Bond(4)

• EQ/International Core PLUS

• EQ/International ETF

• EQ/International Equity Index

• EQ/International Value PLUS

• EQ/JPMorgan Value Opportunities

• EQ/Large Cap Growth Index

• EQ/Large Cap Growth PLUS

• EQ/Large Cap Value Index

• EQ/Large Cap Value PLUS

• EQ/MFS International Growth

• EQ/Mid Cap Index

• EQ/Mid Cap Value PLUS

• EQ/Money Market

• EQ/Montag & Caldwell Growth

• EQ/Morgan Stanley Mid Cap Growth

• EQ/Mutual Large Cap Equity

• EQ/Oppenheimer Global

• EQ/PIMCO Ultra Short Bond

• EQ/Small Company Index

• EQ/T. Rowe Price Growth Stock

• EQ/Templeton Global Equity

• EQ/Van Kampen Comstock

• EQ/Wells Fargo Omega Growth

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) —Series II

• Invesco V.I. Diversified
Dividend(5)

• Invesco V.I. Global Real Estate

• Invesco V.I. High Yield

• Invesco V.I. International Growth

• Invesco V.I. Mid Cap Core Equity

• Invesco V.I. Small Cap Equity

AllianceBernstein Variable Product Series Fund,
Inc. — Class B

• AllianceBernstein VPS Balanced Wealth Strategy

• AllianceBernstein VPS International Growth

American Century Variable Portfolios,
Inc. — Class II

• American Century VP Mid Cap Value

BlackRock Variable Series Funds, Inc. — Class III

• BlackRock Global Allocation V.I. Fund

• BlackRock Large Cap Growth V.I. Fund

Fidelity® Variable Insurance Products
Fund — Service Class 2

• Fidelity® VIP Contrafund®

• Fidelity® VIP Mid Cap

• Fidelity® VIP Strategic Income

First Trust Variable Insurance Trust

• First Trust/Dow Jones Dividend & Income Allocation

Franklin Templeton Variable Insurance Products Trust — Class 2

• Franklin Income Securities

• Franklin Strategic Income Securities

• Franklin Templeton VIP Founding Funds Allocation

• Mutual Shares Securities

• Templeton Developing Markets Securities

• Templeton Foreign Securities

• Templeton Global Bond Securities

• Templeton Growth Securities

Goldman Sachs Variable Insurance Trust — Service Shares

• Goldman Sachs VIT Mid Cap Value

Variable investment options

Ivy Funds Variable Insurance Portfolios

• Ivy Funds VIP Asset Strategy

• Ivy Funds VIP Dividend Opportunities

• Ivy Funds VIP Energy

• Ivy Funds VIP Global Natural Resources

• Ivy Funds VIP High Income

• Ivy Funds VIP Mid Cap Growth

• Ivy Funds VIP Science and Technology

• Ivy Funds VIP Small Cap Growth

Lazard Retirement Series, Inc. — Service Shares

• Lazard Retirement Emerging Markets Equity

Lord Abbett Series

• Lord Abbett Bond Debenture

• Lord Abbett Classic Stock

• Lord Abbett Growth Opportunities

MFS® Variable Insurance Trusts — Service Class

• MFS® International Value

• MFS® Investors Growth Stock Series

• MFS® Investors Trust Series

• MFS® Technology

• MFS® Utilities Series

Northern Lights Variable Trust

• 7TwelveTM Balanced Portfolio

PIMCO Variable Insurance Trust — Advisor Class

• PIMCO VIT CommodityRealReturn® Strategy

• PIMCO VIT Emerging Markets Bond

• PIMCO VIT Real Return

• PIMCO VIT Total Return

ProFunds VP

• ProFund VP Biotechnology

T. Rowe Price Equity Series, Inc.

• T.Rowe Price Health Sciences Portfolio II

Van Eck VIP Trust — S Class

• Van Eck VIP Global Hard Assets

*	The “AXA Strategic Allocation Portfolios”
(1)	This variable investment option is also available as a Protected Benefit account variable investment option should you decide to fund your Guaranteed benefits. For more information, please see “What are your investment options under the contract?” under “Contract features and benefits” later in this Prospectus.
(2)	The AXA Ultra Conservative Strategy investment option is part of the asset transfer program. You may not directly allocate a contribution to or request a transfer of account value into this investment option.
(3)	This is the variable investment option’s new name, effective on or about May 21, 2012. Please see “Portfolios of the Trusts” under “Contract features and benefits” later in this Prospectus for the variable investment option’s former name.
(4)	This is the variable investment option’s new name, effective on or about May 1, 2012. Please see “Portfolios of the Trusts” under “Contract features and benefits” later in this Prospectus for the variable investment option’s former name.
(5)	This is the variable investment option’s new name, effective on or about April 30, 2012. Please see “Portfolios of the Trusts” under “Contract features and benefits” later in this Prospectus for the variable investment option’s former name.

Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the variable investment options. If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Protected Benefit account variable investment options, you may no longer be able to fund your Guaranteed benefit(s). This means that if you have not yet allocated amounts to the Protected Benefit account variable investment options, you may not be able to fund your Guaranteed benefit(s). This also means that if you have already funded your Guaranteed benefits by allocating amounts to the Protected Benefit account variable investment options, you may no longer be able to increase your Protected Benefit account value and the benefit bases associated with your Guaranteed benefits through contributions and transfers. Also, we limit the number of variable investment options that you may select.

Contents of this Prospectus

“We,“ “our,“ and “us“ refer to AXA Equitable.

When we address the reader of this Prospectus with words such as “you“ and “your,“ we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word “contract“ it also includes certificates that are issued under group contracts in some states.

Contents of this Prospectus	3

Financial statements	98
Transfers of ownership, collateral assignments, loans and borrowing	98
About Custodial IRAs	98
How divorce may affect your Guaranteed benefits	98
Distribution of the contracts	99

Appendices

4	Contents of this Prospectus

Definitions of key terms

Annual Roll-up rate — The “Annual Roll-up rate” is the rate used to calculate the Annual withdrawal amount. It is also used to calculate amounts credited to your GMIB benefit base and Roll-up to age 85 benefit base (for contracts with the “Greater of” guaranteed minimum death benefit) if you have ever taken a withdrawal from your Protected Benefit account.

Annual withdrawal amount — The “Annual withdrawal amount” is the amount that can be withdrawn from your Protected Benefit account value without reducing your GMIB benefit base. Also, withdrawals up to your Annual withdrawal amount will not reduce your Roll-up to age 85 benefit base (used in the calculation of the “Greater of” death benefit) up to age 85. It is equal to the Annual Roll-up rate in effect on the first day of the contract year, multiplied by the GMIB benefit base as of the most recent contract date anniversary.

Annuitant — The “annuitant” is the person who is the measuring life for determining the contract’s maturity date. The annuitant is not necessarily the contract’s owner. Where the owner of the contract is non-natural, the annuitant is the measuring life for determining benefits under the contract.

Asset transfer program — The asset transfer program (‘‘ATP’’) is a feature of the GMIB. The ATP uses predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy investment option and the other Protected Benefit account variable investment options.

ATP exit option — Beginning with the contract year that follows the contract year in which you first fund your Protected Benefit account, if you have the GMIB, the ‘‘ATP exit option’’ allows you to transfer 100% of your Protected Benefit account value from the AXA Ultra Conservative Strategy investment option to your other Protected Benefit account variable investment options without forfeiting the GMIB.

ATP transfer — A transfer between the AXA Ultra Conservative Strategy investment option and the other Protected Benefit account variable investment options.

ATP Year — The contract year in which the Protected Benefit account is first funded is the first ATP year. The ATP year increases by 1 each subsequent contract year and may be set back if you make a subsequent contribution or transfer to the Protected Benefit account.

Automatic investment program (“AIP”) — The “Automatic investment program” allows you to make on-going contributions to your contract through electronic fund transfers from your financial institution.

Business day — Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

Cash value — At any time before annuity payments begin, your contract’s “cash value” is equal to the Total account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any Guaranteed benefit charges; and (ii) any applicable withdrawal charges.

Contract date — The “contract date” is the effective date of the contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

Contract date anniversary — The end of each 12-month period is your “contract date anniversary.” For example, if your contract date is May 1st, your contract date anniversary is April 30th.

Contract year — The “contract year” is the 12-month period beginning on your contract date and each 12-month period after that date.

Credit — For Series CP® contracts, an amount credited to your account value at the same time we allocate your contribution. The amount of the credit is either 3% or 4% of each contribution based on total first year contributions.

Customized payment plan — For contracts with GMIB, our “Customized payment plan” allows you to request amounts up to your Annual withdrawal amount as scheduled payments to you through one of five customized options.

Deferral bonus Roll-up rate — The “Deferral bonus Roll-up rate” is used to calculate amounts credited to your GMIB benefit base and the Roll-up to age 85 benefit base (used in the calculation of the “Greater of” death benefit) if you have never taken a withdrawal from your Protected Benefit account.

Excess withdrawal — For contracts with the GMIB, an “Excess withdrawal” is the portion of a withdrawal from your Protected Benefit account in excess of your Annual withdrawal amount and all subsequent withdrawals from your Protected Benefit account in that same contract year.

Free look — If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. This is your “Free look” right under the contract.

GMIB benefit base — The GMIB benefit base is an amount used to determine your Annual withdrawal amount and your Lifetime GMIB payments. Your GMIB benefit base is created and increased by allocations and transfers to your Protected Benefit account. The GMIB benefit base is not an account value or cash value. The GMIB benefit base is also used to calculate the charge for the GMIB.

General dollar cost averaging — Our “General dollar cost averaging program” is a program that allows for the systematic transfers of amounts in the EQ/Money Market variable investment option to the Investment account variable investment options.

“Greater of” death benefit — The “Greater of” death benefit is an optional guaranteed minimum death benefit in connection with

Definitions of key terms	5

your Protected Benefit account value only. The death benefit is calculated using the greater of two benefit bases — the greater of the Roll-up to age 85 benefit base and the Highest Anniversary Value benefit base. There is an additional charge for the “Greater of” death benefit under the contract.

Guaranteed minimum income benefit (“GMIB”) — The GMIB is a benefit that guarantees, subject to certain restrictions, annual lifetime payments or “Lifetime GMIB payments”. The GMIB also allows you to take certain withdrawals prior to the beginning of your Lifetime GMIB payments that do not reduce your GMIB benefit base (your “Annual withdrawal amount”). There is an additional charge for the GMIB under the contract.

Highest Anniversary Value death benefit — The “Highest Anniversary Value death benefit” is an optional guaranteed minimum death benefit in connection with your Protected Benefit account value only. The death benefit is calculated using the highest value of your Protected Benefit account on your contract date anniversary. There is an additional charge for the Highest Anniversary Value death benefit under the contract.

Investment account value — The “Investment account value” is the total value in: (i) the Investment account variable investment options, (ii) the Guaranteed interest option, and (iii) amounts in a Special DCA program that are designated for future transfers to the Investment account variable investment options.

Investment Simplifier — Our “Investment simplifier” allows for systematic transfers of amounts in the Guaranteed interest option to the Investment account variable investment options. There are two options under the program — the Fixed dollar option and the Interest sweep option.

IRA — An individual retirement arrangement, including both an individual retirement account and an individual retirement annuity contract, whether traditional IRA or Roth IRA.

IRS — Internal Revenue Service

Lifetime GMIB payments — For contracts with the GMIB, “Lifetime GMIB payments” are generally annual lifetime payments which are calculated by applying your GMIB benefit base, less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors. Lifetime GMIB payments will begin at the earliest of: (i) the next contract year following the date your Protected Benefit account value falls to zero (provided the no lapse guarantee is in effect); (ii) the contract date anniversary following your 95th birthday; (iii) your contract’s maturity date; or (iv) your election to exercise the GMIB.

Maturity date — The contract’s “maturity date” is generally the contract date anniversary that follows the annuitant’s 95th birthday.

Maximum payment plan — For contracts with GMIB, our “Maximum payment plan” allows you to request your Annual withdrawal amount as scheduled payments.

NQ contract — Nonqualified annuity contract.

Owner — The “owner” is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

Protected Benefit account value — The “Protected Benefit account value” is the total value in: (i) the Protected Benefit account variable investment options, and (ii) amounts in a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options.

QP contract — An annuity contract that is an investment vehicle for a qualified plan.

Return of Principal death benefit — The “Return of Principal” death benefit is a death benefit in connection with your Protected Benefit account value only. The benefit is calculated using the amounts of contributions and transfers to the Protected Benefit account, adjusted for withdrawals. There is no additional charge for this death benefit.

Roll-up to age 85 benefit base — The “Roll-up to age 85 benefit base” is used only in connection with the “Greater of” death benefit. It is equal to your initial contribution and any subsequent contributions to the Protected Benefit account variable investment options, either directly or through a Special DCA program; plus any amounts contributed to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options; plus any amounts transferred to the Protected Benefit account variable investment options; less a deduction that reflects any “Excess withdrawal” amounts (plus any applicable withdrawal charges); plus any “Deferral bonus Roll-up amount” or “Annual Roll-up amount” minus a deduction that reflects any withdrawals up to the Annual withdrawal amount.

SAI — Statement of Additional Information

SEC — Securities and Exchange Commission

Special DCA Programs — We use the term “Special DCA Programs” to collectively refer to our special dollar cost averaging program and special money market dollar cost averaging program.

Special dollar cost averaging — Our “Special dollar cost averaging program” allows for systematic transfers of amounts in the account for special dollar cost averaging into the Protected Benefit account variable investment options, the Investment account variable investment options and the Guaranteed interest option. The account for special dollar cost averaging is part of our general account.

Special money market dollar cost averaging — Our “Special money market dollar cost averaging program” allows for systematic transfers of amounts in the account for special money market dollar cost averaging into the Protected Benefit account variable investment options, the Investment account variable investment options and the Guaranteed interest option.

Systematic transfer program — Our “Systematic transfer program” is a program that allows you to have amounts in the Investment account variable investment options and the Guaranteed interest option automatically transferred to your Protected Benefit account variable investment options.

Total account value — Your “Total account value” is the total of (i) your Protected Benefit account value and (ii) your Investment account value.

6	Definitions of key terms

We sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

Prospectus	Contract or Supplemental Materials
Total account value	Annuity Account Value

Unit	Accumulation Unit

Guaranteed minimum death benefit	Guaranteed death benefit

Protected Benefit account variable investment options and contributions to a Special DCA program designated for future transfers to the Protected Benefit account variable investment options	Protected Benefit account

Investment account variable investment options, the guaranteed interest option and contributions to a Special DCA program designated for future transfers to the Investment account variable investment options	Investment account

Definitions of key terms	7

Who is AXA Equitable?

We are AXA Equitable Life Insurance Company (“AXA Equitable”), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. (the “parent”), a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA (“AXA”). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable’s parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508 billion in assets as of December 31, 2011. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

8	Who is AXA Equitable?

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:

For contributions sent by regular mail:

Retirement Service Solutions

P.O. Box 1577

Secaucus, NJ 07096-1577

For contributions sent by express delivery:

Retirement Service Solutions

500 Plaza Drive, 6th Floor

Secaucus, NJ 07094

For correspondence without checks:

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by regular mail:

Retirement Service Solutions

P.O. Box 1547

Secaucus, NJ 07096-1547

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by express delivery:

Retirement Service Solutions

500 Plaza Drive, 6th Floor

Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

Reports we provide:

•	written confirmation of financial transactions and certain non-financial transactions;

•	statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

•	annual statement of your contract values as of the close of the contract year.

Telephone operated program support (“TOPS”) and Online Account Access systems:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

•	your current Total account value, Protected Benefit account value, and Investment account value;

•	your current allocation percentages;

•	the number of units you have in the variable investment options;

•	the daily unit values for the variable investment options; and

•	performance information regarding the variable investment options (not available through TOPS).

You can also:

•	change your allocation percentages and/or transfer among the investment options subject to certain restrictions;

•	elect to receive certain contract statements electronically;

•	enroll in, modify or cancel a rebalancing program of your Investment account value (through Online Account Access only) (when available);

•	request a quote of your Annual withdrawal amount (through Online Account Access) (when available);

•	change your address (not available through TOPS);

•	change your TOPS personal identification number (“PIN”) (through TOPS only) and your Online Account Access password (through Online Account Access only); and

•	access Frequently Asked Questions and Service Forms (not available through TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may access Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as “market timing.” See “Disruptive transfer activity” in “Transferring your money among investment options” later in this Prospectus for more information.

Who is AXA Equitable?	9

Customer service representative:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

•	Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

•	Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

We require that the following types of communications be on specific forms we provide for that purpose:

(1)	authorization for telephone transfers by your financial professional;

(2)	conversion of a traditional IRA to a Roth IRA contract;

(3)	election of the automatic investment program;

(4)	tax withholding elections (see withdrawal request form);

(5)	election of the Beneficiary continuation option;

(6)	IRA contribution recharacterizations;

(7)	Section 1035 exchanges;

(8)	direct transfers and specified direct rollovers;

(9)	election of the ATP exit option;

(10)	exercise of the GMIB or election of an annuity payout option;

(11)	requests to reset your GMIB benefit base and your Roll-up to age 85 benefit base (used to calculate the “Greater of” death benefit) by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(12)	death claims;

(13)	change in ownership (NQ only, if available under your contract);

(14)	purchase by, or change of ownership to, a non-natural owner;

(15)	requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed minimum income benefit;

(16)	requests to drop or change your Guaranteed benefits;

(17)	requests to collaterally assign your NQ contract;

(18)	requests to transfer, re-allocate, rebalance, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems);

(19)	requests to enroll in or cancel the Systematic transfer program; and

(20)	withdrawal requests.

We also have specific forms that we recommend you use for the following types of requests:

(1)	beneficiary changes;

(2)	contract surrender;
(3)	general dollar cost averaging;

(4)	special dollar cost averaging (if available);

(5)	special money market dollar cost averaging (if available); and

(6)	Investment simplifier.

To cancel or change any of the following, we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)	automatic investment program;

(2)	general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)	special dollar cost averaging (if available);

(4)	special money market dollar cost averaging (if available);

(5)	substantially equal withdrawals;

(6)	systematic withdrawals;

(7)	the date annuity payments are to begin; and

(8)	RMD payments from inherited IRAs.

To cancel or change any of the following, we require written notification at least 30 calendar days prior to your contract date anniversary:

(1)	automatic annual reset program; and

(2)	automatic customized reset program.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

Signatures:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

10	Who is AXA Equitable?

Retirement Cornerstone® Series at a glance — key features

Five Contract Series	This Prospectus describes five series of the Retirement Cornerstone® contract — Series B, Series CP®, Series L, Series C and Series ADV (together “the Retirement Cornerstone® Series”). Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options. Also, each series offers the Guaranteed minimum income benefit and Guaranteed minimum death benefits.
Each series provides a different charge structure. For details, please see the summary of the contract features below, the “Fee table” and “Charges and expenses” later in this Prospectus.

Each series is subject to different contribution rules, which are described in “Contribution amounts” later in this section and in “Rules regarding contributions to your contract” in “Appendix IX” later in this Prospectus.

The chart below shows the availability of key features under each series of the contract.

	Series B	Series CP®	Series L	Series C	Series ADV
Special dollar cost averaging	Yes	No	Yes	No	No
Special money market dollar cost averaging	No	Yes	No	Yes	Yes
Credits	No	Yes	No	No	No

Throughout the Prospectus, any differences among the contract series are identified.
You should work with your financial professional to decide which series of the contract may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
Professional investment management	The Retirement Cornerstone® Series’ variable investment options invest in different Portfolios managed by professional investment advisers.
Guaranteed interest option	• Principal and interest guarantees. • Interest rates set periodically.
Tax advantages	• No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity payments.
• No tax on transfers among investment options inside the contract.
If you are purchasing or contributing to an annuity contract which is an Individual Retirement Annuity (IRA), or to fund an employer retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing or contributing to one of the contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement. Depending on your personal situation, the contract’s Guaranteed benefits may have limited usefulness because of required minimum distributions (“RMDs”).
Guaranteed minimum income benefit (“GMIB”)

The GMIB guarantees, subject to certain restrictions, annual lifetime payments (“Lifetime GMIB payments”), which will begin at the earliest of: (i) the next contract year following the date your Protected Benefit account value falls to zero, provided the no lapse guarantee is in effect; (ii) the contract date anniversary following your 95th birthday; (iii) your contract’s maturity date; and (iv) your election to exercise the GMIB. Lifetime GMIB payments can be on a single or joint life basis.

Your ability to exercise the GMIB is subject to a waiting period which begins on the date you first fund your Protected Benefit account. The waiting period ranges from 10-15 years. If you reset your GMIB benefit base, a new waiting period to exercise the GMIB may apply from the date of the reset. See “Exercise rules” in “Contract features and benefits” for complete details.

Your Lifetime GMIB payments are calculated by applying a percentage to your GMIB benefit base. Your GMIB benefit base is tied to amounts you allocate to your Protected Benefit account. The investment options available to fund your Protected Benefit account are limited. See “GMIB Benefit base” in “Contract features and benefits” later in this Prospectus.

Retirement Cornerstone® Series at a glance — key features	11

Guaranteed minimum income benefit (“GMIB”) (continued)

An Excess withdrawal that reduces your Protected Benefit account value to zero will cause your GMIB to terminate. Even if an Excess withdrawal does not cause your GMIB to terminate, it can greatly reduce your GMIB benefit base and the value of your benefit. Beginning in the contract year that follows the contract year in which you fund your Protected Benefit account, and prior to the beginning of your Lifetime GMIB payments, you can take your Annual withdrawal amount without reducing your GMIB benefit base.

If you have the GMIB, your investment allocations are subject to our asset transfer program (‘‘ATP’’). The ATP uses predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy investment option and the other Protected Benefit account variable investment options. Under these formulas, your Protected Benefit account value, excluding amounts in a special DCA account, may be transferred between the Protected Benefit account variable investment options which you have selected and the AXA Ultra Conservative Strategy investment option. For more information, please see ‘‘Guaranteed minimum income benefit (‘‘GMIB’’)’’ in ‘‘Contract features and benefits’’ later in this Prospectus and Appendix VIII to this Prospectus.

The GMIB is issued with all eligible contracts unless you opt out at the time you apply for your Retirement Cornerstone® contract. See “Guaranteed minimum income benefit” and “Annual withdrawal amount” under “Guaranteed minimum income benefit” in “Contract features and benefits” later in this Prospectus. Any amounts you wish to be credited toward your GMIB must be allocated to the Protected Benefit account.

The Guaranteed benefits under the contract are supported by AXA Equitable’s general account and are subject to AXA Equitable’s claims paying ability. Contract owners should look to the financial strength of AXA Equitable for its claims paying ability.

Guaranteed minimum death benefits (“GMDBs”)

•    Return of Principal death benefit

•    Highest Anniversary Value death benefit

•    “Greater of” death benefit

Any amounts you wish to be credited toward your GMDB must be allocated to the Protected Benefit account.

All three GMDBs are available in combination with the GMIB. The Return of Principal death benefit and the Highest Anniversary Value death benefit are available without the GMIB. However, the “Greater of” death benefit can only be selected in combination with the GMIB. If you do not select either the Highest Anniversary Value death benefit or the “Greater of” death benefit, the Return of Principal death benefit will automatically be issued with all eligible contracts. Eligible contracts are those that meet the owner and annuitant issue age requirements described under “Rules regarding contributions to your contract” in “Appendix IX”.

The Guaranteed benefits under the contract are supported by AXA Equitable’s general account and are subject to AXA Equitable’s claims paying ability. Contract owners should look to the financial strength of AXA Equitable for its claims paying ability.

Investment account death benefit	The death benefit in connection with your Investment account is equal to the return of your account value as of the day we receive satisfactory proof of the owner’s (or older joint owner’s, if applicable) death, any required instructions for method of payment, and any required information and forms necessary to effect payment.
Dropping or changing your Guaranteed benefits	You have the option to drop or change your Guaranteed benefits subject to our rules. In some cases, you may have to wait a specified time period in order to drop your benefits. Please see “Dropping or changing your Guaranteed benefits” in “Contract features and benefits,” as well as Appendix I, for more information.
Credit (Series CP® contracts only)	You allocate your contributions among the available investment options. We allocate a Credit to the corresponding investment options at the same time. The Credit will apply to subsequent contribution amounts only to the extent that those amounts exceed total withdrawals from the contract. The amount of Credit is either 3% or 4% of each contribution, depending on certain factors. The Credit is subject to recovery by us in certain limited circumstances.

12	Retirement Cornerstone® Series at a glance — key features

Contribution amounts

The chart below shows the minimum initial and, in parenthesis, subsequent contribution amounts under the contracts. Please see “How you can purchase and contribute to your contract” in “Contract features and benefits” and “Rules regarding contributions to your contract” in “Appendix IX” for more information, including important limitations on contributions.

	Series B	Series CP®	Series L	Series C	ADV
NQ	$5,000($500)(1)	$10,000($500)(1)	$10,000($500)(1)	$25,000($500)(1)	$10,000($500)(1)
Traditional or Roth IRA	$5,000($50)(1)	$10,000($50)(1)	$10,000($50)(1)	$25,000($50)(1)	$10,000($50)(1)
Inherited IRA Beneficiary continuation contract (traditional IRA or Roth IRA) (“Inherited IRA”)	$5,000($1,000)	n/a	$10,000($1,000)	$25,000($1,000)	$10,000($1,000)
QP	$5,000($500)(1)	$10,000($500)(1)	$10,000($500)(1)	n/a	n/a

(1) $100 monthly and $300 quarterly under our automatic investment program.

•    Maximum contribution limitations apply to all contracts. For more information, please see “How you can purchase and contribute to your contract” in “Contract features and benefits” later in this Prospectus.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to: (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options (including the Protected Benefit account variable investment options) and to limit the number of variable investment options which you may select.
Account types

You may allocate your contributions to the Investment account, or, if you are eligible to have one or more Guaranteed benefits and you wish to fund them, you may allocate your contributions to the Protected Benefit account. The Investment account offers more than 100 investment options and is designed to meet the asset allocation and accumulation needs of a many types of investors. The Protected Benefit account offers a limited selection of core investment options that work in conjunction with the optional Guaranteed benefits. You should be aware that we select investment options for the Protected Benefit account that generally offer lower volatility in order to reduce our downside exposure in providing the Guaranteed benefits. In rising market conditions, this strategy may also result in periods of underperformance.

Investment account

•    Investment account variable investment options

•    Guaranteed interest option

•    Amounts in a Special DCA program designated for future transfers to Investment account variable investment options or the guaranteed interest option

Protected Benefit account

•    Protected Benefit account variable investment options

•    Amounts in a Special DCA program designated for future transfers to Protected Benefit account variable investment options

Access to your money

•    Partial withdrawals

•    Several options for withdrawals on a periodic basis

•    Contract surrender

•    Maximum payment plan (only under contracts with GMIB)

•    Customized payment plan (only under contracts with GMIB)

Any income you receive may be subject to tax; also may be subject to an additional 10% income tax penalty unless you are age 59 1/2 or another exception applies. Also, certain withdrawals will diminish the value of any Guaranteed benefits you have funded.

Payout options	• Fixed annuity payout options • Other payout options through other contracts

Retirement Cornerstone® Series at a glance — key features	13

Additional features

•    Dollar cost averaging programs

•    Automatic investment program

•    Optional rebalancing (for amounts in the Investment account variable investment options and guaranteed interest option)

•    Systematic transfer program (four options for transfers from the Investment account to the Protected Benefit account)

•    Transfers among investment options at no charge (subject to limitations)

•    Waiver of withdrawal charge for certain withdrawals, disability, terminal illness, or confinement to a nursing home (all contracts except Series C and Series ADV)

•    Option to drop or change your Guaranteed benefits after issue, subject to our rules. Please see “Dropping or changing your Guaranteed benefits” in “Contract features and benefits,” as well as Appendix I, for more information.

•    Spousal continuation

•    Beneficiary continuation option

•    Annual resets of your GMIB benefit base and Roll-up to age 85 benefit base (used to calculate your “Greater of” death benefit)

Fees and charges	Please see “Fee table” later in this section for complete details.
Owner and annuitant issue ages	Please see “Rules regarding contributions to your contract” in “Appendix IX” for owner and annuitant issue ages applicable to your contract.
Contract Termination	Your contract may terminate without value if your Total account value falls to zero as a result of withdrawals, or the payment of any applicable charges when due, or a combination of the two. Please see “Effect of your account values falling to zero” in “Determining your contract’s value” later in this Prospectus for more information.
Your right to cancel	To exercise your cancellation right under the contract, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this “free look” period may be longer. See “Your right to cancel within a certain number of days” in “Contract features and benefits” later in this Prospectus for more information.

The table above summarizes only certain current key features and benefits of the contract. The table also summarizes certain current limitations, restrictions and exceptions to those features and benefits that we have the right to impose under the contract and that are subject to change in the future. In some cases, other limitations, restrictions and exceptions may apply. The contract may not currently be available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. For a state-by-state description of all material variations of this contract, see Appendix V later in this Prospectus.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

Currently, you may purchase a Series ADV contract only if you are a participant in an account established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary we approve (including AXA Advisors, LLC. one of the distributors of the contracts and an affiliate of AXA Equitable). We may, in the future, offer Series ADV contracts through other means. The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the contract and generally provide for various brokerage services. If you purchase a Series ADV contract through a fee-based arrangement and later terminate the arrangement, your contract will continue in force. There may be charges associated with the fee-based arrangement should you decide to no longer participate in the arrangement. Please consult with your program sponsor for more details about your fee-based program.

Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue, including some described in this Prospectus, is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether one or more optional benefits are appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

14	Retirement Cornerstone® Series at a glance — key features

Exchange Programs

From time to time we may offer programs under which your existing variable annuity contract issued by AXA Equitable (the “old contract”) may be exchanged for a new Retirement Cornerstone® Series C contract (the “new contract”). Under any such program, the surrender of the old contract would not trigger a withdrawal charge, if applicable, and the account value attributable to the old contract would not be subject to any withdrawal charge under the new contract (but would be subject to all other charges and fees under the new contract). Any additional contributions to the new contract would be subject to all fees and charges as described in this Prospectus. If we offer such an exchange to you, you should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the old contract to the benefits and guarantees that would be provided by the new contract. Any death benefits, living benefits, and other guarantees provided by your old contract do not carry over to the new contract. You should also compare the fees and charges of the old contract to the fees and charges of the new contract, which may be higher than the old contract. Any such program will be made available on terms and conditions determined by us and will comply with applicable law.

Retirement Cornerstone® Series at a glance — key features	15

Fee table

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. Each of the charges and expenses is more fully described in “Charges and expenses” later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals, transfers or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.(1)

Charges we deduct from your account value at the time you request certain transactions
Maximum withdrawal charge as a percentage of contributions with- drawn (deducted if you surrender your contract or make certain withdrawals or apply your cash value to certain payout options).(2)	Series B 7.00%	Series CP® 8.00%(8)	Series L 8.00%	Series C N/A	Series ADV N/A
Charge for each additional transfer in excess of 12 transfers per contract year:(3)
	Maximum Charge: Current Charge:			$35 $0
Special service charges:(4)
• Express mail charge • Wire transfer charge • Duplicate contract charge • Check preparation charge(5) • Charge for third party transfer or exchange(5)	Current and Maximum Charge: Current and Maximum Charge: Current and Maximum Charge: Maximum Charge: Current Charge: Maximum Charge: Current Charge:			$35 $90 $35 $85 $0 $125 $65
The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
Charges we deduct from your account value on each contract date anniversary
Maximum annual administrative charge(6)

If your account value on a contract date anniversary is less than $50,000(7)	$30

If your account value on a contract date anniversary is $50,000 or more	$0
Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
Separate account annual expenses:(8)	Series B	Series CP®	Series L	Series C(9)	Series ADV
Operations	0.80%	0.95%	1.10%	1.10%	0.35%
Administration	0.30%	0.35%	0.30%	0.25%	0.20%
Distribution	0.20%	0.25%	0.25%	0.35%	0.10%

Total separate account annual expenses (“Contract fee”)	1.30%	1.55%	1.65%	1.70%	0.65%
Charges we deduct from your account value each year if you fund any of the following optional benefits
Guaranteed minimum death benefit charge (Calculated as a percentage of the applicable benefit base.(10) Deducted annually(11) on each contract date anniversary for which the benefit is in effect.)

Return of Principal death benefit	No Charge

Highest Anniversary Value death benefit	0.35% (current and maximum)
“Greater of” death benefit

Maximum Charge:	2.00%

Current Charge(12):	1.05%

16	Fee table

Guaranteed minimum income benefit charge (Calculated as a percentage of the GMIB benefit base(10). Deducted annually(11) on each contract date anniversary for which the benefit is in effect.)

Maximum Charge:	2.00%

Current Charge(12):	1.05%

You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio’s net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for the Portfolio.

Portfolio operating expenses expressed as an annual percentage of daily net assets
Total Annual Portfolio Operating Expenses for 2011 (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(13)	Lowest 0.62%	Highest 1.91%

Notes:

(1)	The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)	Deducted upon a withdrawal of amounts in excess of the free withdrawal amount, if applicable:

The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal, surrender your contract to receive its cash value, or surrender your contract to apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the contract year in which we receive that contribution to be “contract year 1”).

Contract Year	Series B	Series CP®	Series L
1	7.00%	8.00%	8.00%
2	7.00%	8.00%	7.00%
3	6.00%	7.00%	6.00%
4	6.00%	6.00%	5.00%
5	5.00%	5.00%	0.00%
6	3.00%	4.00%	0.00%
7	1.00%	3.00%	0.00%
8	0.00%	2.00%	0.00%
9	0.00%	1.00%	0.00%
10+	0.00%	0.00%	0.00%

(3)	Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See “Transfer charge” under “Charges that AXA Equitable deducts” in “Charges and expenses” later in this Prospectus.

(4)	These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

(5)	The sum of these charges will never exceed 2% of the amount disbursed or transferred.

(6)	If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the administrative charge for that year.

(7)	During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your Total account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(8)

In connection with the separate account annual expenses, these charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Series CP® contracts, both the contract fee and the withdrawal charge compensate us for the expense associated with the Credit.

(9)	We reduce the separate account charge for Series C contracts sold through AXA Advisors in connection with the exchange of certain other variable annuity contracts issued by AXA Equitable. For those contracts, the separate account annual expenses are:

Operations	0.60%
Administration	0.25%
Distribution	0.35%
Total separate account annual expenses	1.20%

See “Variations in charges” under “Charges and expenses” later in this Prospectus.

(10)

The benefit base is not an account value or cash value. Your initial benefit base is equal to your initial contribution or transfer to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for transfers to the Protected Benefit account variable investment options. For Series CP® contracts, your initial benefit base does not include the Credit. Subsequent adjustments to the applicable benefit base and the investment performance of the Protected Benefit account may result in a “benefit base” that is significantly different from your total contributions or future transfers to, or account value in, the Protected Benefit account. See “Guaranteed minimum death benefits” and “Guaranteed minimum income benefit” in “Contract features and benefits” later in this Prospectus.

Fee table	17

(11)	If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(12)	We reserve the right to increase or decrease this charge any time after your second contract date anniversary. See “Guaranteed minimum income benefit charge” and “Greater of death benefit” in “Charges and expenses” later in this prospectus.

(13)	“Total Annual Portfolio Operating Expenses” are based, in part, on estimated amounts for options added during the fiscal year 2011, if applicable, and for the underlying Portfolios. In addition, the “Lowest” represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and EQ/Small Company Index Portfolio. The “Highest” represents the total annual operating expenses of the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio. The highest “Total Annual Portfolio Operating Expenses” does not consider the total annual operating expenses for the AXA Ultra Conservative Strategy Portfolio, which is not available for direct allocations. Pursuant to a contract, AXA Equitable Funds Management Group, LLC, the investment manager of the EQ Advisors Trust, which holds the AXA Ultra Conservative Strategy Portfolio, has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the portfolio to 0.95% through April 30, 2013 (unless the EQ Advisors Trust Board of Trustees consents to an earlier revision or termination of this agreement).

Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The first example below shows the expenses that a hypothetical contract owner (who has elected the “Greater of” death benefit with the Guaranteed minimum income benefit) would pay in the situations illustrated. These examples use an estimated average annual administrative charge based on anticipated sales and contract sizes, which results in an estimated annual administrative charge calculated as a percentage of contract value, as follows: Series B: 0.013%; Series CP®: 0.009%; Series L: 0.008%; Series C: 0.008%; and Series ADV: 0.006%. As discussed immediately below, the example further assumes the highest minimum Deferral bonus Roll-up rate of 8% is applied to the GMIB benefit base and Annual Roll-up to age 85 benefit base annually. The example assumes the maximum charges that would apply based on a 5% return for the “Greater of” death benefit and Guaranteed minimum income benefit, both of which are calculated as a percentage of each Guaranteed benefit’s benefit base. The example also assumes there has not been a withdrawal from the Protected Benefit account.

In this example, we assume the highest minimum Deferral bonus Roll-up rate of 8% that can be applied to the GMIB and Roll-up to age 85 benefit bases. We do this because this will result in the highest minimum GMIB benefit base and “Greater of” death benefit base. Since the charges for the GMIB and “Greater of” death benefit are calculated as a percentage of their applicable benefit bases, the examples show the maximum charges under these assumptions. We reserve the right to declare a Deferral bonus Roll-up rate in excess of 8%. A higher Deferral bonus Roll-up rate could result in a higher GMIB benefit base and “Greater of” death benefit base. However, since we cannot predict how high your Deferral bonus Roll-up rate might be, we have based the example on a Deferral bonus Roll-up rate of 8%, which is the highest rate available under the Deferral bonus Ten-Year Treasuries Formula Rate. See “Deferral bonus Roll-up rate” under “Guaranteed minimum income benefit” in “Contract features and benefits.”

Amounts allocated to the Special DCA programs (as available) are not covered by these examples. The annual administrative charge and any applicable withdrawal charge do apply to amounts allocated to the Special DCA programs.

The example assumes that you invest $10,000 in the Protected Benefit account variable investment options for the time periods indicated, and that your investment has a 5% return each year. The example for Series CP® contracts assumes that a 3% Credit was applied to your contribution. Other than the annual administrative charge and the charges for the Guaranteed benefits (which are described immediately above), the example also assumes separate account annual expenses and that amounts are allocated to the Protected Benefit account variable investment options that invest in Portfolios with (a) the maximum fees and expenses, and (b) the minimum fees and expenses (before expense limitations). The Protected Benefit account variable investment options with the maximum and minimum underlying Portfolio fees and expenses are EQ/AllianceBernstein Dynamic Wealth Strategies and AXA Conservative Strategy, respectively. Each example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in each example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

				Series B
	If you surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period, and select a non-life contingent period certain annuity option with less than five years				If you do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	$1,265	$2,344	$3,494	$6,478	N/A	$2,344	$3,494	$6,478	$565	$1,744	$2,994	$6,478
(b) assuming minimum fees and expenses of any of the Portfolios	$1,130	$1,949	$2,856	$5,331	N/A	$1,949	$2,856	$5,331	$430	$1,349	$2,356	$5,331

18	Fee table

				Series CP®
	If you surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period, and select a non-life contingent period certain annuity option with less than five years				If you do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	$1,402	$2,551	$3,667	$6,796	N/A	$2,551	$3,667	$6,796	$602	$1,851	$3,167	$6,796
(b) assuming minimum fees and expenses of any of the Portfolios	$1,262	$2,146	$3,017	$5,640	N/A	$2,146	$3,017	$5,640	$462	$1,446	$2,517	$5,640
				Series L
	If you surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period, and select a non-life contingent period certain annuity option with less than five years				If you do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	$1,401	$2,448	$3,158	$6,759	N/A	$2,448	$3,158	$6,759	$601	$1,848	$3,158	$6,759
(b) assuming minimum fees and expenses of any of the Portfolios	$1,266	$2,056	$2,530	$5,654	N/A	$2,056	$2,530	$5,654	$466	$1,456	$2,530	$5,654

	Series C
	If you annuitize at the end of the applicable time period				If you surrender or do not surrender at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	N/A	$1,863	$3,182	$6,798	$607	$1,863	$3,182	$6,798
(b) assuming minimum fees and expenses of any of the Portfolios	N/A	$1,471	$2,555	$5,700	$471	$1,471	$2,555	$5,700
	Series ADV
	If you surrender or do not surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	N/A	$1,544	$2,674	$5,914	$496	$1,544	$2,674	$5,914
(b) assuming minimum fees and expenses of any of the Portfolios	N/A	$1,144	$2,017	$4,682	$361	$1,144	$2,017	$4,682

The next example shows the expenses that a hypothetical contract owner who has opted out of all optional benefits that have fees associated with them would pay in the situations illustrated. These examples use an estimated average annual administrative charge based on anticipated sales and contract sizes, which results in an estimated annual administrative charge calculated as a percentage of contract value, as follows: Series B: 0.013%; Series CP®: 0.009%; Series L: 0.008%; Series C: 0.008%; and Series ADV: 0.006%.

The example assumes amounts are allocated to the most expensive and least expensive Portfolio. Amounts allocated to the guaranteed interest option and the Special DCA programs (as available) are not covered by these examples. The annual administrative charge and any applicable withdrawal charge do apply to amounts allocated to the guaranteed interest option and the Special DCA programs.

The example assumes that you invest $10,000 in the Investment account variable investment options for the time periods indicated, and that your investment has a 5% return each year. The example for Series CP® contracts assumes that a 4% Credit was applied to your contribution. Other than the annual administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) invested in by the Investment account variable investment options set forth in the previous charts. The Investment account variable investment options with the maximum and minimum underlying Portfolio fees and expenses are EQ/AllianceBernstein Dynamic Wealth Strategies and EQ/Equity 500 Index and EQ/Small Company Index, respectively. Each example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in each example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

				Series B
	If you surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period, and select a non-life contingent period certain annuity option with less than five years				If you do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	$1,038	$1,632	$2,247	$3,641	N/A	$1,632	$2,247	$3,641	$338	$1,032	$1,747	$3,641
(b) assuming minimum fees and expenses of any of the Portfolios	$903	$1,227	$1,577	$2,323	N/A	$1,227	$1,577	$2,323	$203	$627	$1,077	$2,323

Fee table	19

				Series CP®
	If you surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period, and select a non-life contingent period certain annuity option with less than five years				If you do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	$1,175	$1,841	$2,427	$3,989	N/A	$1,841	$2,427	$3,989	$375	$1,141	$1,927	$3,989
(b) assuming minimum fees and expenses of any of the Portfolios	$1,036	$1,426	$1,744	$2,666	N/A	$1,426	$1,744	$2,666	$236	$726	$1,244	$2,666
				Series L
	If you surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period, and select a non-life contingent period certain annuity option with less than five years				If you do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	$1,175	$1,738	$1,921	$3,965	N/A	$1,738	$1,921	$3,965	$375	$1,138	$1,921	$3,965
(b) assuming minimum fees and expenses of any of the Portfolios	$1,039	$1,336	$1,260	$2,693	N/A	$1,336	$1,260	$2,693	$239	$736	$1,260	$2,693

	Series C
	If you annuitize at the end of the applicable time period				If you surrender or do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	N/A	$1,153	$1,945	$4,011	$380	$1,153	$1,945	$4,011
(b) assuming minimum fees and expenses of any of the Portfolios	N/A	$752	$1,286	$2,745	$244	$752	$1,286	$2,745
Series ADV
	If you surrender or do not surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	N/A	$827	$1,411	$2,992	$269	$827	$1,411	$2,992
(b) assuming minimum fees and expenses of any of the Portfolios	N/A	$417	$721	$1,583	$134	$417	$721	$1,583

For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.

Condensed financial information

Because the contracts offered by this Prospectus had not yet been sold as of December 31, 2011, no class of accumulation units have yet been derived from the contracts offered by this Prospectus.

20	Fee table

1. Contract features and benefits

How you can purchase and contribute to your contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. The tables in Appendix IX later in this Prospectus, summarize our current rules regarding contributions to your contract, which are subject to change. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant.

We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.

We currently do not accept any contribution to your contract if: (i) the sum of all contributions under all Accumulator® Series and Retirement Cornerstone® Series contracts with the same owner or annuitant would then total more than $1,500,000, or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including Guaranteed benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. For a state-by-state description of all material variations of the contracts, see Appendix V later in this Prospectus.

You may not contribute or transfer more than $1,500,000 to your Protected Benefit account variable investment options and a Special DCA program with amounts designated for the Protected Benefit account variable investment options.

Once a withdrawal is taken from your Protected Benefit account, you cannot make additional contributions to your Protected Benefit account, either directly or through a new Special DCA program. You may, however, be able to continue to make transfers from your Investment account to the Protected Benefit account variable investment options until such time you make a subsequent contribution to your Investment account. Scheduled transfers from an existing Special DCA program will continue through to the program’s conclusion.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of Retirement Cornerstone® Series contracts, respectively, purchased at the same time by an individual (including spouse) meet the minimum.

The “owner” is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The “annuitant” is the person who is the measuring life for determining the contract’s maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to:

•	Change our contribution requirements and limitations and our transfer rules, including to:

—	increase or decrease our minimum contribution requirements and increase or decrease our maximum contribution limitations;

—	discontinue the acceptance of subsequent contributions to the contract;

—	discontinue the acceptance of subsequent contributions and/or transfers into one or more of the variable investment options and/or guaranteed interest option; and

—	discontinue the acceptance of subsequent contributions and/or transfers into the Protected Benefit account variable investment options.

•

Default certain contributions and transfers designated for a Protected Benefit account variable investment option(s) to the corresponding Investment account variable investment option(s), which invests in the same underlying Portfolio(s). See “Rebalancing among your Protected Benefit account variable investment options” under “Allocating your contributions” later in this section.

•	Further limit the number of variable investment options you may invest in at any one time.

•	Limit or terminate new contributions or transfers to an investment option.

We reserve the right in our sole discretion to discontinue the acceptance of, and/or place limitations on contributions and transfers into the contract and/or certain investment options. If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Protected Benefit account variable investment options, you may no longer be able to fund your Guaranteed benefit(s). This means that if you have not yet allocated amounts to the Protected Benefit account variable investment options, you may not be able to fund your Guaranteed benefit(s). This also means that if you have already funded your Guaranteed benefits by allocating amounts to the Protected Benefit account variable investment options, you may no longer be able to increase your Protected Benefit account value and the benefit bases associated with your Guaranteed benefits through contributions and transfers.

Owner and annuitant requirements

Under NQ contracts, the annuitant can be different from the owner. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. For Series C and Series

Contract features and benefits	21

ADV contracts, we do not permit partnerships or limited liability corporations to be owners. We also reserve the right to prohibit availability of this contract to other non-natural owners.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code and only where the joint annuitants are spouses.

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See “Inherited IRA Beneficiary continuation contract” later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be a plan participant/employee. See Appendix II at the end of this Prospectus for more information regarding QP contracts.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. Unless otherwise stated, if the contract is jointly owned or is issued to a non-natural owner, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.

Purchase considerations for a charitable remainder trust

(This section only applies to Series B, Series L, and Series ADV contracts.)

If you are purchasing the contract to fund a charitable remainder trust and allocate any account value to the Protected Benefit account, you should strongly consider “split-funding”: that is, the trust holds investments in addition to this Retirement Cornerstone® Series contract. Charitable remainder trusts are required to make specific distributions. The charitable remainder trust annual distribution requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. The required distribution may have an adverse impact on the value of your Guaranteed benefits.

Series CP® and Series C contracts are not available for purchase by charitable remainder trusts.

How you can make your contributions

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. For an IRA contract (traditional or Roth) your initial contribution must be a direct transfer contribution from another IRA contract (traditional or Roth, as the case may be) or a rollover from an IRA or other eligible retirement plan. We do not accept starter checks or travelers’ checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form or not in accordance with our administrative procedures.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing “Special Bank Account for the Exclusive Benefit of Customers” while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority (“FINRA”) time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

The “contract date” is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a “contract year.” The end of each 12 month period is your “contract date anniversary.” For example, if your contract date is May 1, your contract date anniversary is April 30.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

22	Contract features and benefits

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see “Dates and prices at which contract events occur” in “More information” later in this Prospectus.

What are your investment options under the contract?

Your investment options are the following:

•	Protected Benefit account variable investment options (used to fund Guaranteed benefits)

•	Investment account variable investment options

•	Guaranteed interest option

•	the account for special money market dollar cost averaging (Series C, Series CP® and Series ADV contracts only)

•	the account for special dollar cost averaging (Series B and Series L contracts only)

As noted throughout this Prospectus, all eligible contracts will be issued with the GMIB unless you opt out at the time you apply for your contract. Also, all eligible contracts will be issued with the Return of Principal death benefit unless you make an alternate election of the Highest Anniversary Value death benefit or “Greater of” death benefit. Your Guaranteed benefits do not need to be funded at issue. Also, any applicable charges will not be assessed until you fund your Protected Benefit account. The Protected Benefit account variable investment options are used to fund these benefits.

Only amounts you allocate to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for future transfers to the Protected Benefit account variable investment options will fund your Guaranteed benefits. These amounts will be included in the respective benefit bases of your Guaranteed benefits and will become part of your Protected Benefit account value. All amounts allocated to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for Protected Benefit account variable investment options are subject to the terms and conditions of the Guaranteed benefits under your contract.

If you allocate to investment options available to fund your Guaranteed benefits, you may later decide to change your allocation instructions in order to increase, decrease or stop the funding of your Guaranteed benefits. Also, if you have a Guaranteed benefit, there is no requirement that you must fund it either at issue or on any future date.

If you have a Guaranteed benefit and allocate any amount to the Protected Benefit account variable investment options or a Special DCA program with amounts designated for future transfers to the Protected Benefit account variable investment options, you are funding the Guaranteed benefits under your contract. No other action is required of you. If you do not wish to fund a Guaranteed benefit, you should not allocate contributions or make transfers to your Protected Benefit account. See “Allocating your contributions” later in this Prospectus.

Once you allocate amounts to the Protected Benefit account variable investment options, such amounts may be transferred among the Protected Benefit account variable investment options, but may not be transferred to the Investment account variable investment options or the guaranteed interest option. In addition, we may at any time exercise our right to limit or terminate transfers into any of the variable investment options. For more information, see “Transferring your money among investment options” later in this Prospectus.

The table below shows the current Protected Benefit account variable investment options and Investment account variable investment options available to you. It is important to note that the Protected Benefit account variable investment options (with the exception of the AXA Ultra Conservative Strategy) are also available as Investment account variable investment options. The Protected Benefit account variable investment options invest in the same Portfolios as the corresponding Investment account variable investment options.

Protected Benefit Account Variable Investment Options
AXA Strategic Allocation
• AXA Aggressive Strategy • AXA Balanced Strategy • AXA Conservative Growth Strategy • AXA Conservative Strategy	• AXA Growth Strategy • AXA Moderate Growth Strategy • AXA Ultra Conservative Strategy(1) • EQ/AllianceBernstein Dynamic Wealth Strategies
(1)	The AXA Ultra Conservative Strategy investment option is part of the asset transfer program. You may not directly allocate a contribution to or request a transfer of account value into this investment option.

Contract features and benefits	23

Investment Account Variable Investment Options

• 7TwelveTM Balanced Portfolio

• All Asset Growth – Alt 20

• AllianceBernstein VPS Balanced Wealth Strategy

• AllianceBernstein VPS International Growth

• American Century VP Mid Cap Value

• AXA Aggressive Strategy

• AXA Aggressive Allocation

• AXA Balanced Strategy

• AXA Conservative Growth Strategy

• AXA Conservative Strategy

• AXA Growth Strategy

• AXA Moderate Allocation

• AXA Moderate Growth Strategy

• AXA Moderate-Plus Allocation

• BlackRock Global Allocation V.I. Fund

• BlackRock Large® Cap Growth V.I. Fund

• EQ/AllianceBernstein Dynamic Wealth Strategies

• EQ/AllianceBernstein Small Cap Growth

• EQ/AXA Franklin Small Cap Value Core

• EQ/BlackRock Basic Value Equity

• EQ/Boston Advisors Equity Income

• EQ/Capital Guardian Research

• EQ/Common Stock Index

• EQ/Core Bond Index

• EQ/Davis New York Venture

• EQ/Equity 500 Index

• EQ/Franklin Core Balanced

• EQ/Franklin Templeton Allocation

• EQ/GAMCO Mergers and Acquisitions

• EQ/GAMCO Small Company Value

• EQ/Global Bond PLUS

• EQ/Global Multi-Sector Equity

• EQ/Intermediate Government Bond

• EQ/International Core PLUS

• EQ/International ETF

• EQ/International Equity Index

• EQ/International Value PLUS

• EQ/JPMorgan Value Opportunities

• EQ/Large Cap Growth Index

• EQ/Large Cap Growth PLUS

• EQ/Large Cap Value Index

• EQ/Large Cap Value PLUS

• EQ/MFS International Growth

• EQ/Mid Cap Index

• EQ/Mid Cap Value PLUS

• EQ/Money Market

• EQ/Montag & Caldwell Growth

• EQ/Morgan Stanley Mid Cap Growth

• EQ/Mutual Large Cap Equity

• EQ/Oppenheimer Global

• EQ/PIMCO Ultra Short Bond

• EQ/Small Company Index

• EQ/T. Rowe Price Growth Stock

• EQ/Templeton Global Equity

• EQ/Van Kampen Comstock

• EQ/Wells Fargo Omega Growth

• Fidelity® VIP Contrafund®

• Fidelity® VIP Mid Cap

• Fidelity® VIP Strategic Income

• First Trust/Dow Jones Dividend & Income Allocation

• Franklin Income Securities

• Franklin Strategic Income Securities

• Franklin Templeton VIP Founding Funds Allocation

• Goldman Sachs VIT Mid Cap Value

• Invesco V.I. Diversified Dividend

• Invesco V.I. Global Real Estate

• Invesco V.I High Yield

• Invesco V.I. International Growth

• Invesco V.I. Mid Cap Core Equity

• Invesco V.I. Small Cap Equity

• Ivy Funds VIP Asset Strategy

• Ivy Funds VIP Dividend Opportunities

• Ivy Funds VIP Energy

• Ivy Funds VIP Global Natural Resources

• Ivy Funds VIP High Income

• Ivy Funds VIP Mid Cap Growth

• Ivy Funds VIP Science and Technology

• Ivy Funds VIP Small Cap Growth

• Lazard Retirement Emerging Markets Equity

• Lord Abbett Bond Debenture

• Lord Abbett Classic Stock

• Lord Abbett Growth Opportunities

• MFS® International Value

• MFS® Investors Growth Stock Series

• MFS® Investors Trust Series

• MFS® Technology

• MFS® Utilities Series

• Multimanager Aggressive Equity

• Multimanager International Equity

• Multimanager Large Cap Value

• Multimanager Mid Cap Growth

• Multimanager Mid Cap Value

• Multimanager Small Cap Value

• Mutual Shares Securities

• PIMCO VIT CommodityRealReturn® Strategy

• PIMCO VIT Emerging Markets Bond

• PIMCO VIT Real Return

• PIMCO VIT Total Return

• ProFund VP Biotechnology

• T.Rowe Price Health Sciences
Portfolio II

• Templeton Developing Markets Securities

• Templeton Foreign Securities

• Templeton Global Bond Securities

• Templeton Growth Securities

• Van Eck VIP Global Hard Assets

If you decide to participate in a Special DCA program, any amounts allocated to the program that are designated for future transfers to the Protected Benefit account variable investment options will be included in the Protected Benefit account value. Any amounts allocated to a Special DCA program that are designated for future transfers to the Investment account variable investment options and the guaranteed interest option will be included in your Investment account value. As discussed later in this section, the Special DCA programs allow you to gradually allocate amounts to available investment options through periodic transfers. You can allocate to either or both Investment account and Protected Benefit account variable investment options as part of your Special DCA program. See “Allocating your contributions” later in this section.

Variable investment options

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying Portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives their investment manager(s) and/or sub-adviser(s). We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options (including the Protected Benefit account variable investment options) and to limit the number of variable investment options which you may select.

24	Contract features and benefits

Portfolios of the Trusts

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the “sub-advisers”) to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the “Distributors”) directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The affiliated Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios’ average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers’ respective Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments will reduce the underlying Portfolios’ investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

The AXA Strategic Allocation Portfolios, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Strategic Allocation Portfolios, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Strategic Allocation Portfolios, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Tactical Manager Portfolios, the AXA Strategic Allocation Portfolios, the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have the GMIB or other Guaranteed benefit, this strategy may also indirectly suppress the value of the Guaranteed benefit bases.

You should be aware that having the GMIB or other Guaranteed benefits limits your ability to invest in some of the variable investment options otherwise available to you under the contract. In addition, if you have the GMIB, you are required to participate in the asset transfer program which moves Protected Benefit account value between the AXA Ultra Conservative Strategy investment option and the Protected Benefit variable investment options. See “Asset transfer program (“ATP”)” in “Contract features and benefits” later in this prospectus. If you do not have the GMIB or other Guaranteed benefits then, unless otherwise stated in this Prospectus, you may select from the variable investment options listed below. See “Allocating your contributions” under “Contract features and benefits” for more information about the investment restrictions under your contract.

The investment strategies of the Portfolios, the restrictions on investment options and the ATP are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. These approaches, while reducing volatility, may also suppress the investment performance of your contract and the value of your Guaranteed benefit bases.

Contract features and benefits	25

AXA Premier VIP Trust Portfolio Name	Share Class	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
AXA AGGRESSIVE ALLOCATION	Class A	Seeks long-term capital appreciation.	• AXA Equitable Funds Management Group, LLC
AXA MODERATE ALLOCATION	Class A	Seeks long-term capital appreciation and current income.	• AXA Equitable Funds Management Group, LLC
AXA MODERATE-PLUS ALLOCATION	Class A	Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	• AXA Equitable Funds Management Group, LLC
MULTIMANAGER AGGRESSIVE EQUITY	Class B	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•    AllianceBernstein L.P.

•    AXA Equitable Funds Management Group, LLC

•    ClearBridge Advisors, LLC

•    GCIC US Ltd.

•    Legg Mason Capital Management, LLC

•    Marsico Capital Management, LLC

•    T. Rowe Price Associates, Inc.

•    Westfield Capital Management Company, L.P.

MULTIMANAGER INTERNATIONAL EQUITY	Class B	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • EARNEST Partners, LLC • J.P. Morgan Investment Management Inc. • Marsico Capital Management, LLC
MULTIMANAGER LARGE CAP VALUE	Class B	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AllianceBernstein L.P. • AXA Equitable Funds Management Group, LLC • Institutional Capital LLC • MFS Investment Management
MULTIMANAGER MID CAP GROWTH	Class B	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AllianceBernstein L.P. • AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • Franklin Advisers, Inc. • Wellington Management Company, LLP
MULTIMANAGER MID CAP VALUE	Class B	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • Diamond Hill Capital Management, Inc. • Knightsbridge Asset Management, LLC
MULTIMANAGER SMALL CAP VALUE	Class B	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • Franklin Advisory Services, LLC • Horizon Asset Management, LLC • Pacific Global Investment Management Company

26	Contract features and benefits

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
ALL ASSET GROWTH – ALT 20(1)	Class IA	Seeks long-term capital appreciation and current income.	• AXA Equitable Funds Management Group, LLC
AXA AGGRESSIVE STRATEGY*(2)	Class IB	Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	• AXA Equitable Funds Management Group, LLC
AXA BALANCED STRATEGY*(2)	Class IB	Seeks long-term capital appreciation and current income.	• AXA Equitable Funds Management Group, LLC
AXA CONSERVATIVE GROWTH STRATEGY*(2)	Class IB	Seeks current income and growth of capital, with a greater emphasis on current income.	• AXA Equitable Funds Management Group, LLC
AXA CONSERVATIVE STRATEGY*(2)	Class IB	Seeks a high level of current income.	• AXA Equitable Funds Management Group, LLC
AXA GROWTH STRATEGY*(2)	Class IB	Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	• AXA Equitable Funds Management Group, LLC
AXA MODERATE GROWTH STRATEGY*(2)	Class IB	Seeks long-term capital appreciation and current income, with a greater emphasis on current income.	• AXA Equitable Funds Management Group, LLC
AXA ULTRA CONSERVATIVE STRATEGY*(2) (3)		Seeks current income.	• AXA Equitable Funds Management Group, LLC
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES(2)	Class IB	Seeks to achieve total return from long- term growth of capital and income.	• AllianceBernstein L.P.
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH	Class IA	Seeks to achieve long-term growth of capital.	• AllianceBernstein L.P.
EQ/AXA FRANKLIN SMALL CAP VALUE CORE	Class IA	Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • Franklin Advisory Services, LLC
EQ/BLACKROCK BASIC VALUE EQUITY	Class IA	Seeks to achieve capital appreciation and secondarily, income.	• BlackRock Investment Management, LLC
EQ/BOSTON ADVISORS EQUITY INCOME	Class IA	Seeks a combination of growth and income to achieve an above-average and consistent total return.	• Boston Advisors, LLC
EQ/CAPITAL GUARDIAN RESEARCH	Class IA	Seeks to achieve long-term growth of capital.	• Capital Guardian Trust Company
EQ/COMMON STOCK INDEX	Class IA	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.	• AllianceBernstein L.P.
EQ/CORE BOND INDEX	Class IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government/Credit Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays Intermediate U.S. Government/Credit Index.	• AXA Equitable Funds Management Group, LLC • SSgA Funds Management, Inc.

Contract features and benefits	27

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
EQ/DAVIS NEW YORK VENTURE	Class IA	Seeks to achieve long-term growth of capital.	• Davis Selected Advisers, L.P.
EQ/EQUITY 500 INDEX	Class IA	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	• AllianceBernstein L.P.
EQ/FRANKLIN CORE BALANCED	Class IA	Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • Franklin Advisers, Inc.
EQ/FRANKLIN TEMPLETON ALLOCATION	Class IA	Primarily seeks capital appreciation and secondarily seeks income.	• AXA Equitable Funds Management Group, LLC
EQ/GAMCO MERGERS AND ACQUISITIONS	Class IA	Seeks to achieve capital appreciation.	• GAMCO Asset Management, Inc.
EQ/GAMCO SMALL COMPANY VALUE	Class IA	Seeks to maximize capital appreciation.	• GAMCO Asset Management, Inc.
EQ/GLOBAL BOND PLUS	Class IA	Seeks to achieve capital growth and current income.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • First International Advisors, LLC • Wells Capital Management, Inc.
EQ/GLOBAL MULTI-SECTOR EQUITY	Class IA	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • Morgan Stanley Investment Management Inc.
EQ/INTERMEDIATE GOVERNMENT BOND(4)	Class IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays Intermediate U.S. Government Bond Index.	• AXA Equitable Funds Management Group, LLC • SSgA Funds Management, Inc.
EQ/INTERNATIONAL CORE PLUS	Class IA	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • Hirayama Investments, LLC • WHV Investment Management
EQ/INTERNATIONAL ETF	Class IA	Seeks long-term capital appreciation.	• AXA Equitable Funds Management Group, LLC
EQ/INTERNATIONAL EQUITY INDEX	Class IA	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% Dow Jones EURO STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.	• AllianceBernstein L.P.

28	Contract features and benefits

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
EQ/INTERNATIONAL VALUE PLUS	Class IA	Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • Northern Cross, LLC
EQ/JPMORGAN VALUE OPPORTUNITIES	Class IA	Seeks to achieve long-term capital appreciation.	• J.P. Morgan Investment Management Inc.
EQ/LARGE CAP GROWTH INDEX	Class IA	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Growth Index, including reinvestment of dividends at a risk level consistent with that of the Russell 1000 Growth Index.	• AllianceBernstein L.P.
EQ/LARGE CAP GROWTH PLUS	Class IA	Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • Marsico Capital Management, LLC
EQ/LARGE CAP VALUE INDEX	Class IA	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.	• SSgA Funds Management, Inc.
EQ/LARGE CAP VALUE PLUS	Class IA	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• AllianceBernstein L.P. • AXA Equitable Funds Management Group, LLC
EQ/MFS INTERNATIONAL GROWTH	Class IA	Seeks to achieve capital appreciation.	• Massachusetts Financial Services Company, which operates under the name of MFS Investment Management
EQ/MID CAP INDEX	Class IA	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P Mid Cap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P Mid Cap 400 Index.	• SSgA Funds Management, Inc.
EQ/MID CAP VALUE PLUS	Class IA	Seeks to achieve long-term capital appreciation with an emphasis on risk adjusted returns and managing volatility in the Portfolio.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • Wellington Management Company, LLP
EQ/MONEY MARKET	Class IA	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	• The Dreyfus Corporation
EQ/MONTAG & CALDWELL GROWTH	Class IA	Seeks to achieve capital appreciation.	• Montag & Caldwell, LLC
EQ/MORGAN STANLEY MID CAP GROWTH	Class IA	Seeks to achieve capital growth.	• Morgan Stanley Investment Management Inc.
EQ/MUTUAL LARGE CAP EQUITY	Class IA	Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk adjusted returns and managing volatility in the Portfolio.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • Franklin Mutual Advisers, LLC

Contract features and benefits	29

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
EQ/OPPENHEIMER GLOBAL	Class IA	Seeks to achieve capital appreciation.	• OppenheimerFunds, Inc.
EQ/PIMCO ULTRA SHORT BOND	Class IA	Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	• Pacific Investment Management Company, LLC
EQ/SMALL COMPANY INDEX	Class IA	Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.	• AllianceBernstein L.P.
EQ/T. ROWE PRICE GROWTH STOCK	Class IA	Seeks to achieve long-term capital appreciation and secondarily, income.	• T. Rowe Price Associates, Inc.
EQ/TEMPLETON GLOBAL EQUITY	Class IA	Seeks to achieve long-term capital growth with an emphasis on risk adjusted returns and managing volatility in the Portfolio.	• AXA Equitable Funds Management Group, LLC • BlackRock Investment Management, LLC • Templeton Investment Counsel, LLC
EQ/VAN KAMPEN COMSTOCK	Class IA	Seeks to achieve capital growth and income.	• Invesco Advisers, Inc.
EQ/WELLS FARGO OMEGA GROWTH	Class IB	Seeks to achieve long-term capital growth.	• Wells Capital Management, Inc.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series II Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
INVESCO V.I. DIVERSIFIED DIVIDEND FUND(5)	The fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.	• Invesco Advisers, Inc.
INVESCO V.I. GLOBAL REAL ESTATE FUND	The fund’s investment objective is total return through growth of capital and current income.	• Invesco Advisers, Inc. • Invesco Asset Management Limited
INVESCO V.I. HIGH YIELD FUND	The fund’s investment objective is total return comprised of current income and capital appreciation.	• Invesco Advisers, Inc.
INVESCO V.I. INTERNATIONAL GROWTH FUND	The fund’s investment objective is long-term growth of capital.	• Invesco Advisers, Inc.
INVESCO V.I. MID CAP CORE EQUITY FUND	The fund’s investment objective is long-term growth of capital.	• Invesco Advisers, Inc.
INVESCO V.I. SMALL CAP EQUITY FUND	The fund’s investment objective is long-term growth of capital.	• Invesco Advisers, Inc.
AllianceBernstein Variable Product Series Fund, Inc. – Class B Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO	The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk.	• AllianceBernstein L.P.
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO	The Portfolio’s investment objective is long-term growth of capital.	• AllianceBernstein L.P.
American Century Variable Portfolios, Inc. – Class II Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
AMERICAN CENTURY VP MID CAP VALUE FUND	The fund seeks long-term capital growth. Income is a secondary objective.	• American Century Investment Management, Inc.

30	Contract features and benefits

BlackRock Variable Series Funds, Inc. – Class III Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
BLACKROCK GLOBAL ALLOCATION V.I. FUND	To seek high total investment return.	• Advisor: BlackRock Advisors, LLC • Sub Advisor: BlackRock International Limited • Sub Advisor: BlackRock Investment Management, LLC
BLACKROCK LARGE CAP GROWTH V.I. FUND	Seeks long-term capital growth.	• Advisor: BlackRock Advisors, LLC • Sub Advisor: BlackRock Investment Management, LLC
Fidelity® Variable Insurance Products (VIP) – Service Class 2 Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
FIDELITY® VIP CONTRAFUND® PORTFOLIO	Seeks long-term capital appreciation.	• Fidelity Management & Research Company (FMR)
FIDELITY® VIP MID CAP PORTFOLIO	Seeks long-term growth of capital.	• Fidelity Management & Research Company (FMR)
FIDELITY® VIP STRATEGIC INCOME PORTFOLIO	Seeks a high level of current income. The fund may also seek capital appreciation.	• Fidelity Management & Research Company (FMR)
First Trust Variable Insurance Trust – Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO	Seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds.	• First Trust Advisors, L.P.
Franklin Templeton Variable Insurance Products Trust – Class 2 Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
FRANKLIN INCOME SECURITIES FUND	Seeks to maximize income while maintaining prospects for capital appreciation.	• Franklin Advisers, Inc.
FRANKLIN STRATEGIC INCOME SECURITIES FUND	The Fund’s principal investment goal is to seek a high level of current income. Its secondary goal is capital appreciation over long term.	• Franklin Advisers, Inc.
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND	The Fund’s principal investment goal is capital appreciation. Its secondary goal is income.	• Fund Administrator: • Franklin Templeton Services, LLC
MUTUAL SHARES SECURITIES FUND	The Fund’s principal investment goal is capital appreciation. Its secondary goal is income.	• Franklin Mutual Advisers, LLC
TEMPLETON DEVELOPING MARKETS SECURITIES FUND	Seeks long-term capital appreciation.	• Templeton Asset Management Ltd.
TEMPLETON FOREIGN SECURITIES FUND	Seeks long-term capital growth.	• Templeton Investment Counsel, LLC
TEMPLETON GLOBAL BOND SECURITIES FUND	Seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.	• Franklin Advisers, Inc.
TEMPLETON GROWTH SECURITIES FUND	The Fund’s investment goal is long-term capital growth.	• Templeton Global Advisors, Limited
Goldman Sachs Variable Insurance Trust – Service Shares Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
GOLDMAN SACHS VIT MID CAP VALUE FUND	Seeks long-term capital appreciation.	• Goldman Sachs Asset Management, L.P.

Contract features and benefits	31

Ivy Funds Variable Insurance Portfolios Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
IVY FUNDS VIP ASSET STRATEGY	To seek to provide total return.	• Waddell & Reed Investment Management Company (WRIMCO)
IVY FUNDS VIP DIVIDEND OPPORTUNITIES	To seek to provide total return.	• Waddell & Reed Investment Management Company (WRIMCO)
IVY FUNDS VIP ENERGY	To seek to provide capital growth and appreciation.	• Waddell & Reed Investment Management Company (WRIMCO)
IVY FUNDS VIP GLOBAL NATURAL RESOURCES	To seek to provide growth and appreciation.	• Waddell & Reed Investment Management Company (WRIMCO) • MacKenzie Financial Corporation
IVY FUNDS VIP HIGH INCOME	To seek to provide total return through a combination of high current income and capital appreciation.	• Waddell & Reed Investment Management Company (WRIMCO)
IVY FUNDS VIP MID CAP GROWTH	To seek to provide growth of capital.	• Waddell & Reed Investment Management Company (WRIMCO)
IVY FUNDS VIP SCIENCE AND TECHNOLOGY	To seek to provide growth of capital.	• Waddell & Reed Investment Management Company (WRIMCO)
IVY FUNDS VIP SMALL CAP GROWTH	To seek to provide growth of capital.	• Waddell & Reed Investment Management Company (WRIMCO)
Lazard Retirement Series, Inc. – Service Shares Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO	Seeks long-term capital appreciation.	• Lazard Asset Management LLC
Lord Abbett Series Fund, Inc. – Class VC Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
LORD ABBETT BOND DEBENTURE PORTFOLIO (VC)	The fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.	• Lord, Abbett & Co. LLC.
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC)	The fund’s investment objective is growth of capital and growth of income consistent with reasonable risk.	• Lord, Abbett & Co. LLC.
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO (VC)	The fund’s investment objective is capital appreciation.	• Lord, Abbett & Co. LLC.
MFS® Variable Insurance Trusts – Service Class Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
MFS® INTERNATIONAL VALUE PORTFOLIO	The fund’s investment objective is to seek capital appreciation.	• Massachusetts Financial Services Company
MFS® INVESTORS GROWTH STOCK SERIES	The fund’s investment objective is to seek capital appreciation.	• Massachusetts Financial Services Company
MFS® INVESTORS TRUST SERIES	The fund’s investment objective is to seek capital appreciation.	• Massachusetts Financial Services Company
MFS® TECHNOLOGY PORTFOLIO	The fund’s investment objective is to seek capital appreciation.	• Massachusetts Financial Services Company
MFS® UTILITIES SERIES	The fund’s investment objective is to seek total return.	• Massachusetts Financial Services Company
Northern Lights Variable Trust Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable
7TWELVETM BALANCED PORTFOLIO†	The Portfolio seeks to provide superior volatility risk-adjusted returns when compared to the bond and equity markets in general.	• 7Twelve Advisors, LLC.

32	Contract features and benefits

PIMCO Variable Insurance Trust – Advisor Class Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
PIMCO VIT COMMODITYREALRETURN® STRATEGY PORTFOLIO	Seeks maximum real return consistent with prudent investment management.	• Pacific Investment Management Company LLC
PIMCO VIT EMERGING MARKETS BOND PORTFOLIO	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	• Pacific Investment Management Company LLC
PIMCO VIT REAL RETURN PORTFOLIO	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	• Pacific Investment Management Company LLC
PIMCO VIT TOTAL RETURN PORTFOLIO	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	• Pacific Investment Management Company LLC
ProFunds VP Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
PROFUND VP BIOTECHNOLOGY	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. BiotechnologySM Index.	• ProFund Advisors LLC
T. Rowe Price Equity Series, Inc. Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO – II	Seeks long-term capital appreciation through investment in companies expected to benefit from changes in the health care, medicine or life sciences fields.	• T. Rowe Price Associates, Inc.
Van Eck VIP Trust – S Class Portfolio Name	Objective	Investment Manager (or Sub-Adviser(s), as applicable)
VAN ECK VIP GLOBAL HARD ASSETS FUND	Seeks long-term capital appreciation by investing primarily in “hard asset” securities. Income is a secondary consideration.	• Van Eck Associates Corporation

*	The “AXA Strategic Allocation Portfolios.”
†	7Twelve™ is a registered trademark belonging to Craig L. Israelsen.
(1)	This is the Portfolio’s new name, effective on or about May 21, 2012. The Portfolio’s former name was All Asset Allocation.
(2)	This variable investment option is also available as a Protected Benefit account variable investment option should you decide to fund your Guaranteed benefits. For more information, please see “What are your investment options under the contract?” earlier in this section.
(3)	The AXA Ultra Conservative Strategy investment option is part of the asset transfer program. You may not directly allocate a contribution to or request a transfer of account value into this investment option.
(4)	This is the Portfolio’s new name, effective on or about May 1, 2012. The Portfolio’s former name was EQ/Intermediate Government Bond Index.
(5)	This is the Portfolio’s new name, effective on or about April 30, 2012. The Portfolio’s former name was Invesco V.I. Diversified Growth Fund.

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this Prospectus, you may call one of our customer service representatives at 1-800-789-7771.

Contract features and benefits	33

Guaranteed interest option

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under “More information” later in this Prospectus. Any amounts allocated to the guaranteed interest option will not be included in your Protected Benefit account value.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)	the minimum interest rate guaranteed over the life of the contract,

(2)	the yearly guaranteed interest rate for the calendar year, and

(3)	the current interest rate.

We set current interest rates periodically, based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before the deduction of annual administrative charges and any withdrawal charges (if applicable).

Your lifetime minimum rate is 1.00%. The data page for your contract shows the lifetime minimum rate. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2012 is 1.00%. Current interest rates will never be less than the yearly guaranteed interest rate.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

Generally, contributions and transfers into and out of the guaranteed interest option are limited. See “Transferring your money among the investment options” later in this Prospectus for restrictions on transfers from the guaranteed interest option.

Account for special dollar cost averaging.  (Series B and L contracts only) The account for special dollar cost averaging is part of our general account. We pay interest at enhanced guaranteed rates in this account for specified time periods. However, we are under no obligation to offer enhanced guaranteed rates at any point in time. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, based on our discretion and according to the procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See “Dollar cost averaging” later in this section for rules and restrictions that apply to the account for special dollar cost averaging.

Allocating your contributions

You may allocate your contributions to the Investment account variable investment options, the guaranteed interest option or one of our Special DCA programs (depending on what series of Retirement Cornerstone® you purchase). If you are eligible to have one or more Guaranteed benefits and you wish to fund them, you may allocate contributions to the Protected Benefit account variable investment options or one of our Special DCA programs (depending on what series of Retirement Cornerstone® you purchase). Also, we limit the number of variable investment options which you may select. In addition, we may at any time exercise our right to limit or terminate transfers into any of the variable investment options.

Only amounts you allocate to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for future transfers to the Protected Benefit account variable investment options will fund your Guaranteed benefits. These amounts will be used to calculate your Guaranteed benefit bases and will become part of your Protected Benefit account value.

For example:

You purchase a Series B contract with an initial contribution of $100,000 and have the GMIB and the Highest Anniversary Value death benefit. You allocate $60,000 to the Protected Benefit account variable investment options and $40,000 to the Investment account variable investment options. The $60,000 will be included in your Protected Benefit account value and will be used to calculate your GMIB and Highest Anniversary Value benefit bases. $40,000 will be included in your Investment account value.

Allocations must be whole percentages and you may change your allocations at any time. No more than 25% of any contribution to the contract may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to discontinue, and/or place additional limitations on, contributions and transfers to any of the variable investment options, including the Protected Benefit account variable investment options. We also reserve the right to discontinue acceptance of contributions into the contract. Please see “How you can purchase and contribute to your contract” and the table in Appendix IX for additional information regarding certain limitations on contributions that may apply to your contract.

It is important to note that the contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. (Your investment allocations may be subject to the ATP if you have the GMIB, as described in ‘‘Asset transfer program (‘‘ATP’’)’’ later in this Prospectus.) If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him or her regarding any different arrangements that may apply.

We may offer an optional rebalancing program for amounts allocated to your Investment account variable investment options and the guaranteed interest option. For more information, see “Rebalancing among your Investment account variable investment options and guaranteed interest option” in “Transferring your money among investment options” later in this Prospectus.

We do not offer an optional rebalancing program for amounts allocated to your Protected Benefit account variable investment options. You can rebalance your Protected Benefit account value by submitting

34	Contract features and benefits

a one-time request to rebalance. See “Rebalancing among your Protected Benefit account variable investment options” in “Transferring your money among investment options” later in this Prospectus.

For contracts with the GMIB, you cannot make a contribution or transfer into the AXA Ultra Conservative Strategy investment option. On a limited basis, you can initiate a complete transfer out of the AXA Ultra Conservative Strategy investment option up to your contract date anniversary following age 85, subject to certain restrictions. We refer to this as the ATP exit option. Please see ‘‘Asset transfer program (‘‘ATP’’)’’ later in this section. Transfers into or out of the AXA Ultra Conservative Strategy investment option do not require new allocation instructions.

Allocation instruction changes.  You may change your instructions for allocations of future contributions.

Transfers.  Once you allocate amounts to the Protected Benefit account variable investment options, such amounts may be transferred among the Protected Benefit account variable investment options, but may not be transferred to the Investment account variable investment options or the guaranteed interest option. In addition, we may at any time exercise our right to limit or terminate transfers into any of the variable investment options. See “Transferring your account value” in “Transferring your money among investment options.”

Dollar cost averaging

We offer a variety of dollar cost averaging programs. Not all of the programs described here are available with each Retirement Cornerstone® Series contract. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term.

All amounts in a dollar cost averaging program will be transferred at the completion of the time period you select. Currently, our Special DCA programs time periods do not extend beyond 12 months. These plans of investing do not guarantee that you will earn a profit or be protected against losses.

Units measure your value in each variable investment option.

We offer the following dollar cost averaging programs in the Retirement Cornerstone® Series contracts:

•	Special dollar cost averaging;

•	Special money market dollar cost averaging;

•	General dollar cost averaging;

•	Investment simplifier.

The only dollar cost averaging programs that are available to fund your Guaranteed benefits are special dollar cost averaging and special money market dollar cost averaging (together, the “Special DCA programs”). Depending on the Retirement Cornerstone® Series contract you own, you will have one of the Special DCA programs available to you, but not both. Amounts allocated to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment op-

tions are included in the benefit bases for your Guaranteed benefits. The Special DCA programs allow you to gradually fund your Guaranteed benefits through systematic transfers to the Protected Benefit account variable investment options. Also, you may make systematic transfers to the Investment account variable investment options and the guaranteed interest option. Amounts in the account for special dollar cost averaging are credited with an enhanced interest rate over the time period selected. Amounts in the account for special money market dollar cost averaging are immediately invested in the EQ/Money Market variable investment option. Only new contributions may be allocated to a Special DCA program. For information on how a Special DCA program may affect certain Guaranteed benefits, see “Guaranteed minimum income benefit” and “Guaranteed minimum death benefits” later in this section.

General dollar cost averaging and Investment simplifier, on the other hand, can only be used for systematic transfers to your Investment account variable investment options. Our Investment simplifier program is available for scheduled transfers from the guaranteed interest option to the Investment account variable investment options. Our General dollar cost averaging program is available for scheduled transfers from the EQ/Money Market variable investment option to the Investment account variable investment options. Below, we provide detail regarding each of the programs.

Generally, you may not elect both a dollar cost averaging program and a rebalancing option. The only exception is if you elect our Investment simplifier program with Option I under our rebalancing programs, which does not rebalance amounts in the guaranteed interest option. For more information on our rebalancing programs, see “Rebalancing among your Investment account variable investment options and guaranteed interest option” in “Transferring your money among investment options.”

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging programs. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. Not all dollar cost averaging programs are available in all states. For a state-by-state description of all material variations of this contract, including information on the availability of our dollar cost averaging programs in your state, see Appendix V later in this Prospectus.

Our Special DCA programs.  We currently offer the “Special dollar cost averaging program” under the Series B and Series L contracts and the “Special money market dollar cost averaging program” under the Series C, Series CP® and Series ADV contracts.

Special dollar cost averaging

Under the special dollar cost averaging program, you may dollar cost average from the account for special dollar cost averaging, which is part of the general account. We credit daily interest, which will never be less than 2% or the guaranteed lifetime minimum rate for the guaranteed interest option, whichever is greater, to amounts allocated to this account. Currently, the guaranteed lifetime minimum rate is 1.00%. We guarantee to pay the current interest rate that is in effect on the date that your contribution is allocated to this account. That interest rate will apply to that contribution as long as it remains in the account for special dollar cost averaging. The guaranteed interest rate for the time period that you select will be shown in your contract for your initial contribution. We set the interest rates periodically, based on our discretion

Contract features and benefits	35

and according to procedures that we have. We reserve the right to change these procedures.

We will transfer amounts from the account for special dollar cost averaging into the investment options you designate over an available time period that you select. If the special dollar cost averaging program is selected at the time of the application to purchase the contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the duration of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the duration of the time period selected at application. Contribution(s) made to the account for special dollar cost averaging after the contract has been issued will be credited with the then current interest rate on the date the contribution is received by us for the time period initially selected by you. Once the time period you selected has ended, you may select another time period for future contributions. At that time, you may also select a different allocation for transfers to the investment options, or, if you wish, we will continue to use the allocation that you previously made.

Special money market dollar cost averaging

Under the special money market dollar cost averaging program, you may dollar cost average from the account for special money market dollar cost averaging, which is part of the EQ/Money Market variable investment option. We will transfer amounts from the account for special money market dollar cost averaging into the Protected Benefit account variable investment options, the Investment account variable investment options and the guaranteed interest option over an available time period that you select. One of the primary benefits of the special money market dollar cost averaging program is that amounts in the program designated for the Protected Benefit account variable investment options count toward your Guaranteed benefits on the business day you establish the program.

Under both Special DCA programs, the following applies:

•	Initial contributions to a Special DCA program must be at least $2,000; subsequent contributions to an existing Special DCA program must be at least $250;

•	Subsequent contributions to an existing program does not extend the time period of the program;

•	Contributions into a Special DCA program must be new contributions; you may not make transfers from amounts allocated to other investment options to initiate a Special DCA program;

•	We offer time periods of 3, 6 or 12 months. We may also offer other time periods. You may only have one time period in effect at any time and once you select a time period, you may not change it;

•

Contributions to a Special DCA program may be designated for the Protected Benefit account variable investment options, the Investment account variable investment options and/or the guaranteed interest option, subject to the following:

—	If you want to take advantage of one of our Special DCA programs, 100% of your contribution must be allocated to either the account for special dollar cost averaging or the account for special money market dollar cost averaging. In other words, your contribution cannot be split between the Special DCA program and any other investment options available under the contract.

—	If you want to dollar cost average into the guaranteed interest option, 100% of your contribution must be allocated to the Special DCA program. Up to 25% of your Special DCA program may be designated for the guaranteed interest option, even if such a transfer would result in more than 25% of your Total account value being allocated to the guaranteed interest option. See “Transferring your account value” in “Transferring your money among investment options” later in this Prospectus;

•

Your instructions for the program must match your allocation instructions on file on the day the program is established. If you change your allocation instructions on file while the Special DCA program is in effect, the ratio of amounts allocated to the Protected Benefit account to amounts allocated to the Investment account will not change. However, amounts will be allocated within each account according to your new instructions;

•

Your Guaranteed benefit base(s) will be increased to reflect any contribution to the Special DCA program that you have instructed us to transfer to the Protected Benefit account variable investment options. The Annual Roll-up rate (or Deferral bonus Roll-up rate, if applicable) in effect on your contract will apply immediately to any contribution that is designated to be transferred to the Protected Benefit account variable investment options. For Series CP® contracts, the Annual Roll-up rate (or Deferral bonus Roll-up rate, if applicable) in effect will not be applied to credits associated with contributions allocated to the Special DCA program that are designated to be transferred to the Protected Benefit account variable investment options;

•

If we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions and transfers into the Protected Benefit account variable investment options, and your Special DCA program has transfers scheduled to the Protected Benefit account variable investment options, the program will continue for its duration. However, subsequent contributions to any Protected Benefit account variable investment options under a Special DCA program will not be permitted;

•

If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Protected Benefit account variable investment options, you may no longer be able to fund your Guaranteed benefit(s). This means that if you have not yet allocated amounts to the Protected Benefit account variable investment options, you may not be able to fund your Guaranteed benefit(s). This also means that if you have already funded your Guaranteed benefits by allocating amounts to the Protected Benefit account variable investment options, you may no longer be able to increase your Protected Benefit account value and the benefit bases associated with your Guaranteed benefits through contributions and transfers;

36	Contract features and benefits

•

We will transfer all amounts by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a Special DCA program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the Special DCA program, but not later than the 28th day of the month. The only transfers that will be made are your regularly scheduled transfers to the variable investment options. If you request to transfer any other amounts from your Special DCA program, we will transfer all of the value that you have remaining in the account to the investment options according to the allocation percentages for the Special DCA program that we have on file for you;

•

Except for withdrawals made under our Automatic RMD withdrawal service or our other automated withdrawal programs (systematic withdrawals and substantially equal withdrawals), or for the assessment of contract charges, any unscheduled partial withdrawal from your Special DCA program will terminate your Special DCA program. Any amounts remaining in the account after the program terminates will be transferred to the destination investment options according to your Special DCA program allocation instructions. Any withdrawal which results in a reduction in the Special DCA program amount previously included in your Guaranteed benefit bases will reduce the Guaranteed benefit bases as described later in this Prospectus. See “How withdrawals affect your Guaranteed benefits” later in this section;

•	For contracts with the GMIB, ATP transfers are not taken out of amounts allocated to a Special DCA program. Please see ‘‘Asset transfer program (‘‘ATP’’)’’ later in this section.

•

Generally, you may not elect both a dollar cost averaging program and a rebalancing option. The only exception is if you elect our Investment simplifier program with Option I under our rebalancing programs, which does not rebalance amounts in the guaranteed interest option. See “Rebalancing among your Investment account variable investment options and guaranteed interest option” in “Transferring your money among investment options” later in this Prospectus to learn more about rebalancing;

•

All of the dollar cost averaging programs available under your Retirement Cornerstone® Series contracts can be selected if you enrolled in our Systematic transfer program. However, no amounts will be transferred out of a Special DCA program as part of the Systematic transfer program;

•	A Special DCA program may not be in effect at the same time as a general dollar cost averaging program;

•	The only dollar cost averaging program available to fund your Guaranteed benefits is a Special DCA program;

•

You may cancel your participation at any time. If you terminate your Special DCA program, we will allocate any remaining amounts in your Special DCA program pursuant to your program allocations on file;

•

If you are dollar cost averaging into the Protected Benefit account variable investment options when you decide to drop all Guaranteed benefits (“post-funding drop”), we will default future transfers designated for the Protected Benefit account variable investment options to the corresponding Investment account variable investment options that invest in the same underlying Portfolios. Also, you can cancel your Special DCA program and accelerate all transfers to the corresponding Investment account variable investment options. See “Dropping or changing your Guaranteed benefits” later in this section and Appendix I for more information; and

•

We may offer these programs in the future with transfers on a different basis. Your financial professional can provide information in the time periods and interest rates currently available in your state, or you may contact our processing office.

General dollar cost averaging program

If your value in the EQ/Money Market variable investment option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to any of the Investment account variable investment options. For a state-by-state description of all material variations of this contract, including information on the availability of our general dollar cost averaging program, see Appendix V later in this Prospectus.

You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market variable investment option have been transferred out. The minimum amount that we will transfer each time is $250. The instructions for the program may differ from your allocation instructions on file.

If, on any transfer date, your value in the EQ/Money Market variable investment option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

You may not participate in our optional rebalancing programs if you elect the general dollar cost averaging program.

Investment simplifier

Fixed-dollar option.  Under this option, you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the Investment account variable investment options of your choice. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging, the fixed dollar option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under “Transferring your account value” in “Transferring your money among investment options” later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified if this occurs. You must send in a request form to resume the program in the next or subsequent contract years.

Contract features and benefits	37

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, provided the transfer complies with the same guaranteed interest option transfer limitations referenced above. If the transfer does not comply with the transfer limitations, the transfer will not be made and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

Interest sweep option.  Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the Investment account variable investment options of your choice. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. If the amount in the guaranteed interest option falls below $7,500 at the beginning of the month, no transfer will be made that month. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. Transfers under the Interest sweep option are subject to the guaranteed interest option transfer limitations described under “Transferring your account value” in “Transferring your money among investment options” later in this Prospectus.

Credits (for Series CP® contracts)

A credit will also be allocated to your Total account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your Guaranteed benefit bases under the contract, except to the extent that any credits are part of the Protected Benefit account value, which is used to calculate the Highest Anniversary Value benefit base or a benefit base reset in connection with the GMIB benefit base or the Roll-up to age 85 benefit base (used to calculate the “Greater of” death benefit). For more information on how Credits affect your benefit bases, see “Series CP® Credits and your Guaranteed benefit bases” later in this section.

The amount of the credit will be either 3% or 4% of each contribution based on your total first-year contributions.

First year total contributions	Credit percentage applied to contributions
Less than $350,000	3%
$350,000 or more	4%

This credit percentage will be credited to your initial contribution and each subsequent contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to subsequent contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date. The credit will not be applied in connection with a partial conversion of a traditional IRA contract to a Roth IRA contract.

For example, assume you make an initial contribution of $100,000 to your contract with the entire amount allocated to the Investment account. Your Investment account is credited with $3,000 (3% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000 to the Investment account. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000 to the Investment account. At that time, your Investment account will be credited with $180 [3% x (10,000 + 3,000 – 7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

•

Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make contributions to equal or exceed $350,000 in the first contract year (the “Expected First Year Contribution Amount”) and your initial contribution is at least $175,000, your credit percentage will be as follows:

—	For any contributions resulting in total contributions to date less than your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

—	If, at the end of the first contract year, your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been 3%, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions. Here, that would be 1%.

—	The “Indication of intent” approach to first year contributions is not available in all states. Please see Appendix V later in this Prospectus for more information on state availability.

For example:

In your application, you include an Indication of intent to contribute $350,000 and make an initial contribution of $200,000. You do not make any additional contributions in the first contract year. Your Total account value will initially be credited with $8,000 (4% x $200,000). On your contract date anniversary, your Total account value will be reduced by $2,000 (1% x $200,000).

•	No indication of intent:

—	For your initial contribution, we will apply the credit percentage based upon the above table.

—

For any subsequent first contract year contribution that results in the higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or

38	Contract features and benefits

subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

•

If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see “Your right to cancel within a certain number of days” later in this Prospectus). Also, you will not be reimbursed for any charges deducted before cancellation, except in states where we are required to return the amount of your contributions. In states where we are required to return your account value, the amount we return to you upon cancellation will reflect any investment gain or loss in the variable investment options (less the daily charges we deduct) associated with your contributions and the full amount of the credit. See “Charges and expenses” later in this Prospectus for more information.

•	If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.

•	If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit.

For example:

You make an initial contribution of $100,000 to your contract and your Total account value is credited with $3,000 (3% x $100,000). If you (i) exercise your right to cancel the contract, (ii) start receiving annuity payments within three years of making the contribution, or (iii) die during the one-year period following the receipt of the contribution, we will recapture the entire credit and reduce your Total account value by $3,000.

When we recover any portion of a credit, we take the dollar amount of the credit from your investment options on a pro rata basis (including any amounts in the AXA Ultra Conservative Strategy investment option) and the Guaranteed interest option. We do not include credits in the calculation of any withdrawal charge. We do not include credits in calculating any of your Guaranteed benefit bases under the contract, except to the extent that any credits are part of your Protected Benefit account value, which is used to calculate the Highest Anniversary Value death benefit or a reset under the GMIB benefit base reset or a reset of the Roll-up to age 85 component of the “Greater of” death benefit. Credits are included in the assessment of any charge that is based on your account value. Credits are also not considered to be part of your investment in the contract for tax purposes. See “Series CP® Credits and your Guaranteed benefit bases” later in this section.

We use a portion of the operations charge and withdrawal charge to help recover our cost of providing the Credit. We expect to make a profit from these charges. See “Charges and expenses” later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Series CP® contract for 20 years, you may be better off in a contract without a credit, and with a lower operations charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

For a state-by-state description of all material variations of the contracts, including information on the recovery of credits, see Appendix V later in this Prospectus.

Guaranteed minimum income benefit

This section describes the Guaranteed minimum income benefit, or “GMIB”. The GMIB guarantees, subject to certain restrictions, annual lifetime payments (“Lifetime GMIB payments”) that are calculated by applying your GMIB benefit base, less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors. You choose whether you want the option to be paid on a single or joint life basis at the time the GMIB is exercised.

Lifetime GMIB payments will begin at the earliest of:

(i)	the next contract year following the date your Protected Benefit account value falls to zero (provided the no lapse guarantee is in effect);

(ii)	the contract date anniversary following your 95th birthday;

(iii)	your contract’s maturity date; or

(iv)	your election to exercise the GMIB.

We reserve the right to change the annuity option or make other forms of payout options available at any time. For a description of payout options, see “Your annuity payout options” in “Accessing your money” later in this Prospectus.

When you exercise the GMIB, the annual lifetime income that you will receive will be the greater of (i) your GMIB which is calculated by applying your GMIB benefit base, less any applicable withdrawal charge remaining (if exercised prior to age 95), to guaranteed annuity purchase factors, or (ii) the income provided by applying your Protected Benefit account value to the greater of our then current or guaranteed annuity purchase factors. The GMIB benefit base is applied only to the guaranteed annuity purchase factors under the GMIB in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

If there is no Investment account value remaining when you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see “Exercise of Guaranteed minimum income benefit” below.

Before you elect the GMIB, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your Protected Benefit account value is less than your benefit base, you may generate more income by applying your Protected Benefit account value to current annuity purchase factors. We will make this comparison for you upon request.

Surrendering your contract will terminate your GMIB. Please see “Surrendering your contract to receive its cash value” in “Accessing your money” later in this Prospectus.

Contract features and benefits	39

The GMIB also allows you to take certain withdrawals (your “Annual withdrawal amount”) prior to the beginning of your Lifetime GMIB payments without reducing your GMIB benefit base. Your Annual withdrawal amount for the next contract year is calculated each contract date anniversary by applying a percentage (“the Annual Roll-up rate”) to your GMIB benefit base. Lifetime GMIB payments and your Annual withdrawal amount are described later in this section. With respect to your GMIB, it is important to note the following:

•

Once a withdrawal is taken from your Protected Benefit account, you cannot make additional contributions to your Protected Benefit account, either directly or through a Special DCA program. You can, however, continue to make transfers from your Investment account to the Protected Benefit account variable investment options until such time you make a subsequent contribution to your Investment account at which point transfers into the Protected Benefit account will no longer be available. Scheduled transfers from an existing Special DCA program will continue, even after such subsequent contribution is made to the Investment account.

•

Withdrawals in excess of your Annual withdrawal amount (an “Excess withdrawal”) can greatly reduce the value of your GMIB. An Excess withdrawal that reduces your Protected Benefit account value to zero will cause your GMIB to terminate.

In order to fund your Guaranteed minimum income benefit, you must make contributions or transfers to the Protected Benefit account.

The GMIB is issued with all eligible contracts unless you tell us you do not want it (or “opt out”) at the time you apply for your Retirement Cornerstone® contract. The GMIB is issued to owners age 20 – 80 (ages 20 – 70 for Series CP®) and with all contract types except Inherited IRA. If the contract is jointly owned, eligibility for the GMIB will be issued based on the older owner’s age. The GMIB cannot be added to your contract later if you decide to opt-out.

You can drop your GMIB at any time prior to funding your Protected Benefit account. For all Series except Series C and Series ADV, if you fund your Protected Benefit account at issue, you can drop your GMIB provided that all contributions to the contract are no longer subject to withdrawal charges. If you fund your Protected Benefit account after issue, you cannot drop the GMIB until the later of (i) the contract date anniversary following the date the Protected Benefit account is funded, and (ii) the expiration of all withdrawal charges. For Series C and Series ADV contracts, if you fund the Protected Benefit account at issue, you can drop your GMIB if your contract has been in force for at least four contract years. It is important to note that if you decide to drop your GMIB, either before or after funding your Protected Benefit account, your Guaranteed minimum death benefit may be affected. Please see “Dropping or changing your Guaranteed benefits” later in this section and Appendix I for more information.

The GMIB is issued with all eligible contracts unless you tell us you do not want it (or “opt out”) at the time you complete your application.

When you purchase a contract with the GMIB, you can combine it with one of our Guaranteed minimum death benefits: (i) the Return of Principal death benefit, (ii) the Highest Anniversary Value death benefit, or (iii) the “Greater of” death benefit. The GMIB cannot be combined with the “Greater of” death benefit if you are age 71 or older at the time your contract is issued.

There is an additional charge for the GMIB which is described under “Guaranteed minimum income benefit charge” in “Charges and expenses” later in this Prospectus.

If you have the GMIB and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See “Transfers of ownership, collateral assignments, loans and borrowing” in “More information,” later in this Prospectus.

The Guaranteed minimum income benefit should be regarded as a safety net only.

GMIB benefit base

Your GMIB has a benefit base. Your GMIB benefit base is not an account value or cash value. The GMIB benefit base is used to calculate your Lifetime GMIB payments, your Annual withdrawal amount and the charge for the benefit. Your GMIB benefit base is equal to:

•	Your initial contribution and any subsequent contributions to the Protected Benefit account variable investment options, either directly or through a Special DCA program; plus

•	Any amounts in a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options; plus

•	Any transfers to the Protected Benefit account variable investment options; less

•	A deduction that reflects any “Excess withdrawal” amounts (plus any applicable withdrawal charges); plus

•

“Deferral bonus Roll-up amount” OR any “Annual Roll-up amount”, minus a deduction that reflects any withdrawals up to the Annual withdrawal amount. (Withdrawal charges do not apply to amounts withdrawn up to the Annual withdrawal amount.)

Either the Deferral bonus Roll-up amount or the Annual Roll-up amount is credited to the benefit bases of your Guaranteed benefits on each contract date anniversary. These amounts are calculated by taking into account your GMIB benefit base from the preceding contract date anniversary, the applicable Roll-up rate under your contract, contributions and transfers to the Protected Benefit account during the contract year and for the Annual Roll-up amount, any withdrawals up to the Annual withdrawal amount during the contract year. The calculation of both the Deferral bonus Roll-up amount and the Annual Roll-up amount are discussed later in this section.

Beginning in the contract year that follows the contract year in which you fund your Protected Benefit account, if your Lifetime GMIB payments have not begun, you can withdraw up to your Annual withdrawal amount without reducing your GMIB benefit base. However, those same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to the GMIB benefit base at the end of the contract year. Remember that the Roll-up amount applicable under your contract does not become part of your GMIB benefit base until the end of the contract year. The portion of any withdrawal in excess of your Annual withdrawal amount will reduce your GMIB benefit base on a pro rata basis. See “Annual withdrawal amount” later in this section.

Unless you decline or elect a different annual reset option, you will be enrolled in the automatic annual reset program and your GMIB bene-

40	Contract features and benefits

fit base will automatically “reset” to equal the Protected Benefit account value, if higher, on every contract date anniversary from your contract date, up to the contract date anniversary following your 95th birthday or contract maturity, if earlier. See “Annual reset options” later in this section.

Only amounts you allocate to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for the Protected Benefit account variable investment options will fund your GMIB. These amounts will be included in your GMIB benefit base and will become part of your Protected Benefit account value. See “Allocating your contributions” earlier in this section for more information.

For example:

You purchase a Retirement Cornerstone® — Series B contract with an initial contribution of $100,000 and allocate $60,000 to the Protected Benefit account variable investment options and $40,000 to the Investment account variable investment options. Your initial GMIB benefit base will be $60,000.

Provided you did not opt out of the GMIB, you can fund your GMIB benefit by allocating money to the Protected Benefit account variable investment options (either directly or through a special DCA program) immediately or at some later date. Allocations to the Protected Benefit account variable investment options also fund your Guaranteed minimum death benefit.

Your “Deferral bonus Roll-up amount” and “Annual Roll-up amount” are described below. Your GMIB benefit base stops “rolling up” on the contract date anniversary following the owner’s (or older joint owner’s, if applicable) 95th birthday. If the annuitant is older than the owner, the contract maturity date (the point at which Lifetime GMIB payments must begin and Roll-ups will end) will precede the owner’s 95th birthday.

For contracts with non-natural owners, the GMIB benefit base will be based on the annuitant’s (or older joint annuitant’s) age.

The amount of the deduction for an “Excess withdrawal” and the deduction for the Annual withdrawal amount are described under “How withdrawals affect your Guaranteed benefits” later in this section. The amount of any withdrawal charge is described under “Withdrawal charge” in “Charges and expenses” later in this Prospectus.

For Series CP® contracts only, any credit amounts attributable to your contributions are not included in your GMIB benefit base. This includes credit amounts transferred from your Investment account. Credits to your Investment account are always considered transferred first. Amounts transferred in excess of credit amounts, which may include earnings on the credit amounts, will increase your GMIB benefit base. All transfers, however, will increase your Protected Benefit account value by the total amount of the transfer.

For example, you make an initial contribution of $100,000 and allocate the entire $100,000 to the Investment account variable investment options. Your Investment account is credited with $3,000 (3% x $100,000). Assume you later transfer $4,000 to the Protected Benefit account variable investment options, which represents the credit amount plus earnings, some of which are attributable to the credit amount. Your GMIB benefit base would equal $1,000 ($4,000 – $3,000). However, your Protected Benefit account value would still increase by the transfer, which in this example is $4,000. For more information, see “Series CP® contracts and your Guaranteed benefit bases” below.

As discussed earlier in this section, your GMIB benefit base is not an account value or cash value. As a result, the GMIB benefit base cannot be split or divided in any proportion in connection with a divorce. See “How divorce may affect your Guaranteed benefits” in “More information.”

Please see Appendix III later in this Prospectus for an example of how the GMIB benefit base is calculated.

You do not have an Annual withdrawal amount in the first contract year in which you fund your Protected Benefit account. A withdrawal from your Protected Benefit account in the first contract year in which you fund the Protected Benefit account will reduce your GMIB benefit base on a pro rata basis. Beginning with the contract year that follows the contract year in which you fund your Protected Benefit account, if your Lifetime GMIB payments have not begun, withdrawals up to your Annual withdrawal amount will not reduce your GMIB benefit base. The portion of a withdrawal in excess of your Annual withdrawal amount will reduce your GMIB benefit base on a pro rata basis. See “Annual withdrawal amount” later in this section.

For a description of how the ATP exit option will impact your GMIB benefit base, see ‘‘ATP exit option’’ later in this section.

Annual Roll-up rate

The Annual Roll-up rate is used to calculate your Annual withdrawal amount. It is also used to calculate amounts credited to your GMIB benefit base for the contract year in which the first withdrawal is made from your Protected Benefit account and all subsequent contract years. A different Roll-up rate is used to calculate amounts credited to your GMIB benefit base in the contract years prior to the first withdrawal from your Protected Benefit account — it is called the “Deferral bonus Roll-up rate”. The Deferral bonus Roll-up rate is described below.

The Annual Roll-up rate is variable and is tied to the Ten-Year Treasuries Formula Rate described below, but the minimum rate will never be less than 4% or greater than 8% in all contract years. The Annual Roll-up rate will be set at our discretion, subject to the stated minimum. We reserve the right, however, to declare an Annual Roll-up rate that is greater than 8%.

•

Ten-Year Treasuries Formula Rate.  For each calendar quarter, this rate is the average of the rates for the ten-year U.S. Treasury notes on each day for which such rates are reported during the 20 calendar days ending on the 15th day of the last month of the preceding calendar quarter, plus 1.00%, rounded to the nearest 0.10%. U.S. Treasury rates will be determined from the Federal Reserve Board Constant Maturity Series or such comparable rates as may be published by the Federal Reserve Board or generally available reporting services if the Federal Reserve Board Constant Maturity Series is discontinued.

Deferral bonus Roll-up rate

The Deferral bonus Roll-up rate is only used to calculate amounts credited to your GMIB benefit base through the end of the contract year that precedes the contract year in which the first withdrawal is made from your Protected Benefit account. The Deferral bonus Roll-up rate is never used to calculate your Annual withdrawal amount under the GMIB.

Contract features and benefits	41

Beginning with the first contract year in which you fund your Protected Benefit account, the Roll-up amount credited to your GMIB benefit base at the end of the contract year (the “Deferral bonus Roll-up amount”) will be calculated using the Deferral bonus Roll-up rate. Once you take a withdrawal from your Protected Benefit account, the Deferral bonus Roll-up amount will not be credited at the end of the contract year in which the withdrawal was taken and will terminate for the life of the contract. Instead, the Annual Roll-up amount will be credited.

The Deferral bonus Roll-up rate is designed as an incentive to defer taking your first withdrawal from your Protected Benefit account until later contract years while potentially building greater Guaranteed benefit bases with a higher Roll-up rate.

The Deferral bonus Roll-up rate is variable and is tied to the Deferral Bonus Ten-Year Treasuries Formula Rate described below. The minimum Deferral bonus Roll-up rate will never be less than 4% or greater than 8% in all contract years up until the first withdrawal from the Protected Benefit account. The Deferral bonus Roll-up rate will be set at our discretion, subject to the stated minimum. We reserve the right, however, to declare a Deferral bonus Roll-up rate that is greater than 8%.

•

Deferral Bonus Ten-Year Treasuries Formula Rate.  For each calendar quarter, this rate is the average of the rates for the ten-year U.S. Treasury notes on each day for which such rates are reported during the 20 calendar days ending on the 15th day of the last month of the preceding calendar quarter, plus 2.00%, rounded to the nearest 0.10%. U.S. Treasury rates will be determined from the Federal Reserve Board Constant Maturity Series or such comparable rates as may be published by the Federal Reserve Board or generally available reporting services if the Federal Reserve Board Constant Maturity Series is discontinued.

As described above, both the Annual Roll-up rate and the Deferral bonus Roll-up rate will never be less than 4% or greater than 8% in all contract years. Based on the underlying formula rates that are used in arriving at the two Roll-up rates, it is expected that the Deferral bonus Roll-up rate will generally be 1.00% greater than the Annual Roll-up rate. However, this is not guaranteed. In certain interest rate environments, the Deferral bonus Roll-up rate may not always be 1.00% greater than the Annual Roll-up rate. In some cases, it may be more or less than 1.00% greater than the Annual Roll-up rate.

Examples:

•

Assume the calculation of Ten-Year Treasuries Formula Rate results in an Annual Roll-up rate of 3.25% and the calculation of the Deferral Bonus Ten-Year Treasuries Formula Rate results in a Deferral bonus Roll-up rate of 4.25%. Since the Annual Roll-up rate is subject to a guaranteed minimum of 4%, the Annual Roll-up rate would be 4%. The Deferral bonus Roll-up rate would remain 4.25% having met the same guaranteed minimum.

•

Assume the calculation of Ten-Year Treasuries Formula Rate results in an Annual Roll-up rate of 7.25% and the calculation of the Deferral Bonus Ten-Year Treasuries Formula Rate results in a Deferral bonus Roll-up rate of 8.25%. Since the Annual Roll-up rate is below the guaranteed maximum of 8%, the Annual Roll-up rate would remain 7.25%. The Deferral bonus Roll-up rate would be 8% because it would have exceeded our guaranteed maximum.

It is important to note that on each contract date anniversary, we will apply either the Annual Roll-up rate or the Deferral bonus Roll-up rate to your GMIB benefit base based on whether you have ever taken a withdrawal from the Protected Benefit account. In statements we provide you, we will show you the Roll-up amounts under both rate scenarios. Once you take a withdrawal from your Protected Benefit account, the Deferral bonus Roll-up rate will no longer be shown on your statements.

New business rates.  Your initial Annual Roll-up rate will not be less than 4% or, if greater, the Ten-Year Treasuries Formula Rate. Your initial Deferral bonus Roll-up rate will not be less than 4% or, if greater, the Deferral bonus Ten-Year Treasuries Formula Rate. Once a contract is issued with the Annual Roll-up and Deferral bonus rates that are in effect for new business, those rates will be applicable for two contract years. Any transfers or contributions to the Protected Benefit account variable investment options, either directly or through a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options during the time period in which new business rates are in effect will get the new business rates.

New business rates are no longer applicable after the duration specified in your contract.

75 Day rate lock-in.  If your initial contribution is received at our processing office within 75 days of the date you sign your application, your initial Annual Roll-up rate and Deferral bonus Roll-up rate will be as follows: if either the Deferral bonus Roll-up rate or the Annual roll-up rate is lower on the date your contract is issued than on the date you signed your application, your contract will be issued with the Roll-up rates in effect on the date you signed your application. However, if on the date your contract is issued one Roll-up rate is higher and the other Roll-up rate is at least equal to the rate in effect on the date you signed your application or both Roll-up rates are higher than the Roll-up rates on the date you signed your application, your contract will be issued with the Roll-up rates in effect on the date your contract is issued. If we do not receive your initial contribution within 75 days of the date you sign your application, then your initial Annual Roll-up rate and Deferral bonus Roll-up rate will be the rates in effect on the date we issue your contract. However, our procedures may result in the return of your application if we do not receive your initial contribution within 75 days of the date you sign your application. For a state-by-state description of all material variations of this contract, including whether a different rate lock-in period applies in your state, see Appendix V later in this Prospectus.

Examples:

You sign your application for Retirement Cornerstone® Series contract on September 15th. On that date the Annual Roll-up rate and Deferral bonus Roll-up rates are 4.50% and 5.50%, respectively. Your initial contribution is received by way of a roll-over contribution on October 5th and the contract is issued the same day. On that date the Annual Roll-up rate and Deferral bonus Roll-up rates are 4.25% and 5.25%, respectively. In this example, your contract will be issued with the rates that were “locked in” at the time you signed your application, not the lower rates that were in effect on the date your contract was issued.

42	Contract features and benefits

•

You sign your application for Retirement Cornerstone® Series contract on October 15th. On that date the Annual Roll-up rate and Deferral bonus Roll-up rates are 4.50% and 5.00%, respectively. Your initial contribution is received by way of a rollover contribution on November 5th and the contract is issued the same day. On that date the Annual Roll-up rate and Deferral bonus Roll-up rates are 4.75% and 5.25%, respectively. In this example, your contract will be issued with the rates that were in effect at the time your contract was issued, not the lower rates that were in effect on the date your application was signed.

These are your initial Annual Roll-up and Deferral bonus Roll-up rates and they will apply to your contract for two contract years. Thereafter, Renewal rates will apply.

Renewal rates.  After the new business rates are no longer in effect, a new Annual Roll-up rate will apply to your contract. A new Deferral bonus Roll-up rate will also apply provided you have never taken a withdrawal from your Protected Benefit account. These “Renewal rates” will never be less than 4% or, if greater, the underlying Ten-Year Treasuries Formula Rate (for the Annual Roll-up Rate) and Deferral bonus Ten-Year Treasuries Formula Rate (for the Deferral bonus Roll-up rate).

These Renewal rates may be more than or less than, or equal to, your initial Annual Roll-up rate and Deferral bonus Roll-up rate. We also reserve the right to set new business rates that are higher than Renewal rates.

Any transfers or contributions to the Protected Benefit account variable investment options, either directly or through a Special DCA program and any contribution amounts in a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options, after the first day of any contract year will get the Annual Roll-up rate and Deferral bonus Roll-up rate in effect as of the most recent contract date anniversary.

Notification of Annual Roll-up rate and Renewal rates.  If you have the GMIB, your contract will indicate the Annual Roll-up rate and Deferral bonus Roll-up rate and the applicable time period those rates are in effect. These rates may not be the same rates that were illustrated prior to your purchase of the contract. If you choose to fund the GMIB after the new business rates have expired, you can contact a Customer Service Representative or visit www.axa-equitable.com to find out the current Annual Roll-up rate and if applicable, the Deferral bonus Roll-up rate for your contract. In addition, your annual statement of contract values will show your current Renewal rates, as well as the previous year’s Annual Roll-up rate or Deferral bonus Roll-up rate (whichever applies) for your contract. This information can also be found online, through your Online Access Account.

The Annual Roll-up rate is used to calculate your Annual withdrawal amount and the credit to your GMIB benefit base if you have taken a withdrawal from your Protected Benefit account. The Deferral bonus Roll-up rate is used to calculate the credit to your GMIB benefit base until a withdrawal is made.

Annual Roll-up amount and annual GMIB benefit base adjustment

The Annual Roll-up amount is an amount credited to your GMIB benefit base on each contract date anniversary if there has ever been a withdrawal from your Protected Benefit account. This amount is calculated by taking into account your GMIB benefit base from the preceding contract date anniversary, the Annual Roll-up rate under your contract, contributions and transfers to the Protected Benefit account during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. The Annual Roll-up amount adjustment to your GMIB benefit base is a primary way to increase the value of your GMIB benefit base.

Your Annual Roll-up amount at the end of the contract year is calculated, as follows:

•	your GMIB benefit base on the preceding contract date anniversary, multiplied by:

•	the Annual Roll-up rate that was in effect on the first day of the contract year; less

•	any withdrawals up to the Annual withdrawal amount resulting in a dollar-for-dollar reduction of the Annual Roll-up amount; plus

•	A pro-rated Roll-up amount for any contribution to the Protected Benefit account variable investment options during the contract year; plus

•	A pro-rated Roll-up amount for any transfer from the Investment account and/or Guaranteed interest option to the Protected Benefit account variable investment options during the contract year; plus

•

A pro-rated Roll-up amount for any contribution amounts made during the contract year to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options during the contract year.

A pro-rated Roll-up amount is based on the number of days in the contract year after the contribution or transfer.

Deferral bonus Roll-up amount and annual GMIB benefit base adjustment

The Deferral bonus Roll-up amount is an amount credited to your GMIB benefit base on each contract date anniversary provided you have never taken a withdrawal from your Protected Benefit account. The amount is calculated by taking into account your GMIB benefit base from the preceding contract date anniversary, the applicable Deferral bonus Roll-up rate under your contract and contributions and transfers to the Protected Benefit account during the contract year. The Deferral bonus Roll-up amount adjustment to your GMIB benefit base is a primary way to increase the value of your GMIB benefit base. Your Deferral bonus Roll-up amount at the end of the contract year is calculated as follows:

•	your GMIB benefit base on the preceding contract date anniversary, multiplied by:

•	the Deferral bonus Roll-up rate that was in effect on the first day of the contract year; plus

•	a pro-rated Deferral bonus Roll-up amount for any contribution to the Protected Benefit account variable investment options during the contract year; plus

•

a pro-rated Deferral bonus Roll-up amount for any transfer from the Investment account and/or Guaranteed interest option to the Protected Benefit account variable investment options during the contract year; plus

Contract features and benefits	43

•

a pro-rated Deferral bonus Roll-up amount for any contribution amounts made during the contract year to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options during the contract year.

A pro-rated Deferral bonus Roll-up amount is based on the number of days in the contract year after the contribution or transfer.

The GMIB benefit base stops rolling up on the contract date anniversary following the owner’s (or older joint owner, if applicable) 95th birthday or, if earlier, at contract maturity, or the owner’s (or older joint owner’s, if applicable) death.

GMIB benefit base reset

Unless you decline or elect a different annual reset option, you will be enrolled in the automatic annual reset program and your GMIB benefit base will automatically “reset” to equal the Protected Benefit account value, if higher, on every contract date anniversary from your contract date, up to the contract date anniversary following your 95th birthday or contract maturity, if earlier. See “Annual reset options” later in this section.

For Series CP® contracts, any credit amounts that are part of your Protected Benefit account value are included in the calculation of your GMIB benefit base reset.

If a reset is not applicable on your contract date anniversary, the GMIB benefit base will not be eligible to be reset again until the next contract date anniversary. For jointly-owned contracts, eligibility to reset the GMIB benefit base is based on the age of the older owner. For non-naturally owned contracts, eligibility is based on the age of the annuitant or older joint annuitant.

Annual reset options

We will send you a notice in each year that the GMIB benefit base is eligible to be reset. If you are not enrolled in either the automatic annual reset program or the automatic customized reset program you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program. If, at the time of application, you do not decline the automatic annual reset program or elect a different annual reset option, you will be enrolled in the automatic annual reset program.

one-time reset option — resets your GMIB benefit base on a single contract date anniversary.

automatic annual reset program — automatically resets your GMIB benefit base on each contract date anniversary you are eligible for a reset.

automatic customized reset program — automatically resets your GMIB benefit base on each contract date anniversary, if eligible, for the period you designate.

One-time reset requests will be processed as follows:

(i)	if your request is received within 30 days following your contract date anniversary, your GMIB benefit base will be reset, if eligible, as of that contract date anniversary. If your GMIB benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;
(ii)	if your request is received outside the 30 day period following your contract date anniversary, your GMIB benefit base will be reset, if eligible, on the next contract date anniversary. If your GMIB benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least 30 days prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this window will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see ‘‘How to reach us’’ earlier in this Prospectus.

Effect of GMIB Benefit Base Resets

Unless you decline or elect a different annual reset option, your GMIB benefit base will reset automatically. You must notify us in writing that you want to opt out of any automatic reset program. You can send us a written request to opt back in to an automatic reset program at a later date.

It is important to note that once you have reset your GMIB benefit base, a new waiting period to exercise the GMIB will apply from the date of the reset. Your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age 95. See ‘‘Exercise rules’’ under ‘‘Guaranteed minimum income benefit (‘‘GMIB’’)’’ and ‘‘How withdrawals affect your Guaranteed benefits’’ below for more information. Please note that in most cases, resetting your GMIB benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See ‘‘Charges and expenses’’ later in this Prospectus.

Owners of traditional IRA or QP contracts should consider the effect of the waiting period on the requirement to take lifetime required minimum distributions before resetting the GMIB benefit base. If a QP contract is converted to an IRA, in a direct rollover, the waiting period for the reset under the IRA contract will include any time that the QP contract was a funding vehicle under the plan. If a traditional IRA contract owner or a plan participant must begin taking lifetime required minimum distributions during the 10-year waiting period, the individual may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. See ‘‘How withdrawals affect your Guaranteed benefits’’ later in this section and ‘‘Lifetime required minimum distribution withdrawals’’ in ‘‘Accessing your money.’’ Also, see ‘‘Required minimum distributions’’ under ‘‘Individual retirement arrangements (IRAs)’’ in ‘‘Tax information’’ and Appendix II — ‘‘Purchase considerations for QP Contracts’’ later in this Prospectus.

Annuity purchase factors

Annuity purchase factors are the factors applied to determine your periodic payments under the GMIB and annuity payout options. The GMIB is discussed under ‘‘Guaranteed minimum income benefit

44	Contract features and benefits

(‘‘GMIB’’)’’ below and annuity payout options are discussed under ‘‘Your annuity payout options’’ in ‘‘Accessing your money’’ later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner’s (and any joint owner’s) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

Annual withdrawal amount

(Applicable prior to the beginning of Lifetime GMIB payments)

Your Annual withdrawal amount for the next contract year is calculated on each contract date anniversary beginning with the contract year that follows the contract year in which the Protected Benefit account is first funded, and is equal to:

•	the Annual Roll-up rate in effect at the time, multiplied by;

•	the GMIB benefit base as of the most recent contract date anniversary.

Beginning with the contract year that follows the contract year in which you fund your Protected Benefit account, if your Lifetime GMIB payments have not begun, you may withdraw up to your Annual withdrawal amount without reducing your GMIB benefit base and adversely affecting your Lifetime GMIB payments. It is important to note that withdrawals in excess of your Annual withdrawal amount will have a harmful effect on both your GMIB benefit base and Lifetime GMIB payments. An Excess withdrawal that reduces your Protected Benefit account to zero will cause your GMIB to terminate. You do not have an Annual withdrawal amount in the contract year in which you fund the Protected Benefit account. For a state-by-state description of all material variations of this contract, including information on how withdrawals affect your Guaranteed benefit bases, see Appendix IV later in this Prospectus.

A withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded will reduce your GMIB benefit base on a pro rata basis. Beginning with the contract year that follows the contract year in which your Protected Benefit account was first funded, the portion of a withdrawal from your Protected Benefit account in excess of your Annual withdrawal amount, and all subsequent withdrawals from your Protected Benefit account in that contract year, will always reduce your GMIB benefit base on a pro rata basis. This is referred to as an “Excess withdrawal”. The reduction of your GMIB benefit base on a pro rata basis means that we calculate the percentage of your current Protected Benefit account value that is being withdrawn and we reduce your current GMIB benefit base by the same percentage. A pro rata withdrawal will have a significant adverse effect on your benefit base in cases where the Protected Benefit account value is less than the benefit base. For an example of how a pro rata reduction works, see “How withdrawals affect your Guaranteed benefits” later in this section. A withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal.

For more information, see “Example of how your Annual withdrawal amount; Annual Roll-up amount and annual GMIB benefit base adjustment; and the effect of an Excess withdrawal is calculated” below in this section. See also “How withdrawals affect your Guaranteed benefits” later in this section and see Appendix VII later in this Prospectus for examples of how withdrawals affect your Annual withdrawal amount.

Your Annual withdrawal amount is always calculated using the Annual Roll-up rate in effect for your contract at the beginning of the contract year. The Deferral bonus Roll-up rate, described above, is never used for the purposes of calculating the Annual withdrawal amount. Your Annual withdrawal amounts are not cumulative. If you withdraw less than your Annual withdrawal amount in any contract year, you may not add the remainder to your Annual withdrawal amount in any subsequent year. Your Annual withdrawal amount may be more than or less than your Lifetime GMIB payments. Please refer to the beginning of this section for more information about “Lifetime GMIB payments”.

Example of how your Annual withdrawal amount; Annual Roll-up amount; Deferral bonus Roll-up amount and annual GMIB benefit base adjustment; and the effect of an Excess withdrawal is calculated.

Annual withdrawal amount. Assume you make a contribution of $200,000 and allocate $100,000 to your Protected Benefit account variable investment options and $100,000 to your Investment account variable investment options at issue. At the beginning of contract year three, assume you transfer $5,000 to your Protected Benefit account variable investment options. Also assume that your Annual Roll-up rate is 4% and your Deferral bonus rate is 5% in each contract year. Accordingly, your GMIB benefit base on your fifth contract date anniversary is $133,416.

The GMIB benefit base of $133,416 is calculated as follows:

You start with $100,000 allocated to the Protected Benefit account variable investment options. This amount is your initial GMIB benefit base.

—	The first Deferral bonus Roll-up amount increases your GMIB benefit base to $105,000. ($100,000 + $5,000)

$100,000 (GMIB benefit base) x 5% (Deferral bonus Roll-up rate) = $5,000 (Deferral bonus Roll-up amount)

—	The second Deferral bonus Roll-up amount increases your GMIB benefit base to $110,250. ($105,000 + $5,250)

$105,000 (GMIB benefit base) x 5% (Deferral bonus Roll-up rate) = $5,250 (Deferral bonus Roll-up amount)

—	Your $5,000 transfer from the Investment account at the beginning of contract year three increases your GMIB benefit base to $115,250. ($110,250 + $5,000)

—	The third Deferral bonus Roll-up amount increases your GMIB benefit base to $121,012. ($115,250 + $5,762)

$115,250 (GMIB benefit base) x 5% (Deferral bonus Roll-up rate) = $5,762 (Deferral bonus Roll-up amount)

—	The fourth Deferral bonus Roll-up amount increases your GMIB benefit base to $127,063. ($121,012 + $6,051)

$121,012 (GMIB benefit base) x 5% (Deferral bonus Roll-up rate) = $6,051 (Deferral bonus Roll-up amount)

—	The fifth Deferral bonus Roll-up amount increases your GMIB benefit base to $133,416. ($127,063 + $ 6,353)

Contract features and benefits	45

$127,063 (GMIB benefit base) x 5% (Deferral bonus Roll-up rate) = $6,353 (Deferral bonus Roll-up amount)

Your Annual withdrawal amount as of the beginning of contract year six is equal to $5,337, calculated as follows:

•	$133,416 (GMIB benefit base as of your most recent contract date anniversary multiplied by:

•	4% (your current Annual Roll-up rate) equals:

•	$5,337

Please note that your Annual Roll-up rate is used to calculate your Annual withdrawal amount. The Deferral bonus Roll-up rate is never used to calculate your Annual withdrawal amount.

Annual Roll-up amount and annual benefit base adjustment.  Further assume that during contract year six (on the 146th day of the contract year), you make a contribution of $10,000 to your Protected Benefit account variable investment options, making your current GMIB benefit base after the contribution $143,416. Also assume that you withdraw your full Annual withdrawal amount of $5,337 during contract year six.

On your sixth contract date anniversary, your Annual Roll-up amount is equal to $240, calculated as follows:

•	4% (your current Annual Roll-up rate) multiplied by

•	$133,416 (your GMIB benefit base as of your most recent contract date anniversary) minus

•	$5,337 (the Annual withdrawal amount, which was withdrawn); plus

•	$240 (the daily pro-rated Roll-up amount for the contribution: $10,000 x 4% x 219/365* = $240)

•	equals $240

*	This fraction represents the number of days in a 365-day contract year that the contribution would have received credit toward the Roll-up amount.

Please note that the withdrawal in contract year six terminated the Deferral bonus Roll-up rate. Therefore on the sixth contract date anniversary, the Annual Roll-up rate was used to calculate the Annual Roll-up amount.

Your adjusted GMIB benefit base is $143,656.

Effect of an Excess withdrawal.  In contract year six, assume instead that you make a withdrawal of $8,337 (including any applicable withdrawal charges). This would result in an Excess withdrawal of $3,000 because your Annual withdrawal amount is only $5,337 ($8,337 – $5,337 = $3,000). Further, assume that your Protected Benefit account value at the time of this withdrawal is $100,000. As described earlier in this section, Excess withdrawals reduce your GMIB benefit base on a pro rata basis. Accordingly, your GMIB benefit base is reduced by $4,302 at the time of the withdrawal, calculated as follows:

•	$143,416 (your current GMIB benefit base: $133,416 + $10,000) multiplied by

•	3% (the percentage of your current Protected Benefit account value that was withdrawn in excess of your Annual withdrawal amount) equals

•	$4,302.

On your sixth contract date anniversary, your adjusted GMIB benefit base is $139,354, calculated as follows:

•	$139,114 (your GMIB benefit base adjusted to reflect the Excess withdrawal: $143,416 – $4,302 = $139,114) plus

•	$240 (your Annual Roll-up amount) equals

•	$139,354.

Please note that the Excess withdrawal in contract year six terminated the no lapse guarantee. Please see the following section below for more information.

See Appendix VII later in this Prospectus for more examples of how withdrawals affect your Guaranteed benefit bases and Annual withdrawal amount.

Guaranteed minimum income benefit “no lapse guarantee”

In general, if your Protected Benefit account value falls to zero (except as discussed below), the GMIB will be exercised automatically, based on the owner’s (or older joint owner’s, if applicable) current age and GMIB benefit base as follows:

•	You will be issued a life only supplementary contract based on a single life. Upon exercise, your Guaranteed minimum death benefit will be terminated.

•	You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Poor investment performance of the Protected Benefit account variable investment options may contribute to your Protected Benefit account value falling to zero.

The no-lapse guarantee will terminate under the following circumstances:

•

If your aggregate withdrawals from your Protected Benefit account in any contract year following the contract year in which you first fund your Protected Benefit account exceed your Annual withdrawal amount.

•	Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 95, or, if earlier, the contract maturity date.

If you were enrolled in the Maximum Payment Plan or Customized Payment Plan, the frequency of your Lifetime GMIB payments will be the same based on the payment frequency you elected. Your Lifetime GMIB payment amount may be less than your Annual withdrawal amount in the prior contract year.

If you were not enrolled in the Maximum Payment Plan or Customized Payment Plan, you will begin receiving your Lifetime GMIB payments annually beginning at the end of the next contract year. Your Lifetime GMIB payment amount may be less than your Annual withdrawal amount in the prior contract year.

Exercise of Guaranteed minimum income benefit.  On each contract date anniversary that you are eligible to exercise the GMIB, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the GMIB. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the GMIB, the owner (or

46	Contract features and benefits

older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant’s life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Under monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. You may choose to take a withdrawal prior to exercising the GMIB, which will reduce your payments. You may not partially exercise this benefit. See ‘‘Accessing your money’’ under ‘‘Withdrawing your account value’’ later in this Prospectus. Payments end with the last payment before the annuitant’s (or joint annuitant’s, if applicable) death.

Exercise rules. The latest date you may exercise the GMIB is the 30th day following the contract date anniversary following your 95th birthday. Withdrawal charges, if any, will not apply when the GMIB is exercised at age 95. If the GMIB is exercised on any contract date anniversary prior to age 95, the GMIB benefit base is reduced by any remaining withdrawal charge. If the GMIB is exercised as a result of the no lapse guarantee, any applicable withdrawal charges are waived. Eligibility to exercise the GMIB is based on the owner’s (or older joint owner’s, if applicable) age, as follows:

•

If you were at least age 20 and no older than age 44 on the contract date anniversary immediately preceding the date you first funded your Protected Benefit account, you are eligible to exercise the GMIB within 30 days following each contract date anniversary beginning with the 15th contract date anniversary following the date you first funded your Protected Benefit account.

•

If you were at least age 45 and no older than age 49 on the contract date anniversary immediately preceding the date you first funded your Protected Benefit account, you are eligible to exercise the GMIB within 30 days following each contract date anniversary after age 60.

•

If you were at least age 50 and no older than age 80 on the contract date anniversary immediately preceding the date you first funded your Protected Benefit account, you are eligible to exercise the GMIB within 30 days following each contract date anniversary beginning with the 10th contract date anniversary following the date you first funded your Protected Benefit account.

The GMIB guarantees annual lifetime payments (“Lifetime GMIB payments”), which will begin at the earliest of:

(i)	the next contract year following the date your Protected Benefit account value falls to zero (provided the no lapse guarantee is in effect);

(ii)	the contract date anniversary following your 95th birthday;

(iii)	your contract’s maturity date; or

(iv)	your election to exercise the GMIB.

Your Lifetime GMIB payments will be calculated as described below in this section. Whether your Lifetime GMIB payments are triggered by contract maturity, owner age 95, the no lapse guarantee, or your election to exercise the GMIB, we use the same calculation to de-

termine the amount of the payments. Please note that withdrawal charges, if any, may apply if you elect to exercise the GMIB.

For single owner contracts, the payout can be either based on a single life (the owner’s life) or joint lives. The joint life must be the spouse of the owner. For jointly owned contracts, payments can be based on a single life (based on the life of the older owner) or joint lives. For non-natural owners, payments are available on the same basis (based on the annuitant or joint annuitant’s life).

Your Lifetime GMIB payments are calculated by applying your GMIB benefit base less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors. If your Protected Benefit account value is zero as described under “Guaranteed minimum income benefit “no lapse guarantee””, we will use your GMIB benefit base as of the day your Protected Benefit account value was reduced to zero. On the day your Protected Benefit account value is reduced to zero, we calculate your GMIB benefit base using the same formula described under “GMIB benefit base” earlier in this section. If your Protected Benefit account was reduced to zero on a date other than your contract anniversary, we will include a pro rata portion of the applicable Roll-up amount in your GMIB base. Withdrawal charges, if any, will not apply under these circumstances.

Example:

Assume your Protected Benefit account value goes to zero in the middle of the 10th contract year. At the beginning of the 10th contract year, the GMIB benefit base is $100,000. Further assume there were no contributions or transfers to the Protected Benefit account or any withdrawals during that contract year. If the applicable Roll-up rate was 4%, the GMIB benefit base on the day your Protected Benefit account value was reduced to zero would be $102,000.

If your Protected Benefit account value is reduced to zero on your contract date anniversary as the result of the deduction of charges under the contract, we will add any remaining Annual Roll-up amount, or if applicable, your Deferral bonus Roll-up amount, to your GMIB benefit base.

If the GMIB is exercised under any of the four events as described above, and you have no Investment account value, the following applies:

(i)	We will issue a supplementary contract with the same owner and beneficiary.

(ii)	The deferral contract, including the Guaranteed minimum death benefit will be terminated.

If the GMIB is exercised under any of the four events in the bullets, as described above, and you have Investment account value, the following applies:

(i)	We will issue a supplementary contract for the Protected Benefit account with the same owner and beneficiary. The Investment account under the deferred contract will continue to be in force.

(ii)	Your Lifetime GMIB payment will not reduce your Investment account value.

(iii)	Your Guaranteed minimum death benefit will be terminated.

(iv)	For IRA contracts, your RMD payments will be based solely on your Investment account value and may only be withdrawn from your Investment account.

Contract features and benefits	47

If you elect to exercise the GMIB or your Protected Benefit account value has not fallen to zero before the contract maturity date or the contract date anniversary that follows the owner reaching age 95, whichever is sooner, the following applies:

(i)	We will issue a supplementary contract with the same owner and beneficiary;

(ii)	Your Lifetime GMIB payments will be equal to the greater of:

•	your Protected Benefit account value applied to the guaranteed, or, if greater, the current annuitization factors,

-OR-

•	the GMIB benefit base applied to the guaranteed annuity purchase factors.

For example, assuming the current annuitization factors are greater than the guaranteed annuitization factors, a male contract owner who is age 95 and has a $100,000 GMIB benefit base and $50,000 in Protected Benefit account value would receive the greater of the following:

(i)	Current annuitization factors (which are subject to change) applied to his $50,000 Protected Benefit account value, which currently equals a monthly payment of $1,065, or

(ii)	The guaranteed annuity purchase factor discussed above (in this example, it would be 0.71%) applied to his $100,000 GMIB benefit base, which equals a Lifetime GMIB monthly payment of $710.

In this example, the contract owner’s monthly payment would be $1,065.

(i)	Any Investment account value will be annuitized under a separate contract based on one of the annuity payout options discussed under “Your annuity payout options” in “Accessing your money” later in this Prospectus;

(ii)	Upon issuing your supplementary contract, your Guaranteed minimum death benefit and your death benefit in connection with your Investment account value will be terminated.

If you have the GMIB and your Protected Benefit account value falls to zero due to an Excess withdrawal, we will terminate your GMIB and you will receive no payment or supplementary life annuity contract, even if your GMIB benefit base is greater than zero. Please see the Hypothetical illustrations in Appendix IV for an example of how Lifetime GMIB payments are calculated when: (i) a hypothetical Protected Benefit account value falls to zero, and (ii) a contract owner reaches age 95.

Please note:

(i)	if the GMIB benefit base is reset after age 85, the only time you may exercise the GMIB is within 30 days following the contract date anniversary following your attainment of age 95;

(ii)

for Retirement Cornerstone® Series QP contracts, the Plan participant can exercise the GMIB only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan’s trustee changes the ownership of the contract to the participant. This effects a rollover of the Retirement Cornerstone® Series QP contract into a Retirement Cornerstone® Series traditional IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the GMIB is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iii)	since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant’s lump sum benefit amount and annuity benefit amount to the GMIB benefit base and account value, and make a withdrawal from the contract if necessary. See ‘‘How withdrawals affect your Guaranteed benefits’’ later in this section;

(iv)	if you reset the GMIB benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age 95. Please note that in most cases, resetting your GMIB benefit base will lengthen the waiting period;

(v)	a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the GMIB if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner’s age on the date of the owner’s death replaces the owner’s age at issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 79, and the spouse beneficiary is 96 on the date of his death, she will not be able to exercise the GMIB, even though she was 77 at the time the contract was issued, because eligibility is measured using her age at the time of the owner’s death, not her age on the issue date. The original contract issue date will continue to apply for purposes of the exercise rules;

(vi)	if the contract is jointly owned, you can elect to have the GMIB paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner’s age (if applicable); and

(vii)	if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the GMIB is based on the annuitant’s (or older joint annuitant’s, if applicable) age, rather than the owner’s.

See ‘‘Effect of the owner’s death’’ under ‘‘Payment of death benefit’’ later in this Prospectus for more information.

Please see ‘‘How withdrawals affect your Guaranteed benefits’’ later in this section and ‘‘Effect of your account values falling to zero’’ in ‘‘Determining your contract’s value’’ later in this Prospectus for more information on these guaranteed benefits.

Asset transfer program (‘‘ATP’’)

If you have the GMIB, you are required to participate in the asset transfer program (‘‘ATP’’). The ATP helps us manage our financial exposure in providing the guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy investment option and the other

48	Contract features and benefits

Protected Benefit account variable investment options. The formulas applicable to you may not be altered once you have the benefit. In essence, we seek to preserve account value in the Protected Benefit account variable investment options by transferring some or all of your account value in other Protected Benefit account variable investment options to a more stable option (i.e., the AXA Ultra Conservative Strategy investment option). The formulas also contemplate the transfer of some or all of the account value from the AXA Ultra Conservative Strategy investment option to the other Protected Benefit account variable investment options according to your allocation instructions on file. The formulas are described below and are also described in greater detail in Appendix VIII later in this Prospectus.

The AXA Ultra Conservative Strategy investment option will only be used to hold amounts transferred out of your other Protected Benefit account variable investment options in accordance with the formulas described below. The AXA Ultra Conservative Strategy investment option is part of the Protected Benefit account, but you may not directly allocate a contribution to the AXA Ultra Conservative Strategy investment option or request a transfer of account value into the AXA Ultra Conservative Strategy investment option. The ATP applies to amounts you allocate to the Protected Benefit account variable investment options. On a limited basis, you may request a transfer out of the AXA Ultra Conservative Strategy investment option, subject to the rules discussed below. For a summary description of the AXA Ultra Conservative Strategy investment option, please see ‘‘Portfolios of the Trusts’’ in ‘‘Contract features and benefits’’ earlier in this Prospectus.

Transfers into or out of the AXA Ultra Conservative Strategy investment option, if required, are processed on each valuation day. The valuation day occurs on each contract monthiversary. The contract monthiversary is the same date of the month as the contract date. If the contract monthiversary is not a business day in any month, the valuation day will be the next business day. For contracts with issue dates after the 28th day of the month, the valuation day will be on the first business day of the following month. In the twelfth month of the contract year, the valuation day will be on the contract date anniversary. If the contract date anniversary occurs on a day other than a business day, the valuation day will be the business day immediately preceding the contract date anniversary.

In general, the formulas work as follows. On each valuation day, two formulas — the ATP formula and the transfer amount formula — are used to automatically perform an analysis with respect to your GMIB.

The first formula, called the ATP formula, begins by calculating a contract ratio, which is determined by dividing the Protected Benefit account value by the GMIB benefit base, and subtracting the resulting number from one. The contract ratio is then compared to predetermined ‘‘transfer points’’ to determine what portion of the Protected Benefit account value needs to be held in the AXA Ultra Conservative Strategy investment option.

If the contract ratio on the valuation day is equal to or less than the minimum transfer point, all of the account value in the AXA Ultra Conservative Strategy investment option, if any, will be transferred to the other Protected Benefit account variable investment options according to your allocation instructions on file. If the contract ratio on the valuation day exceeds the minimum transfer point but is less than the maximum transfer point, amounts may be transferred either into or out of the AXA Ultra Conservative Strategy investment option depending on the account value already in the AXA Ultra Conservative Strategy investment option and a Special DCA program designated for the Protected Benefit account variable investment options. If the contract ratio on the valuation day is equal to or greater than the maximum transfer point, the total amount of your account value in the Protected Benefit account variable investment options will be transferred into the AXA Ultra Conservative Strategy investment option. For purposes of these calculations, amounts in any Special DCA program designated for the Protected Benefit account variable investment options are excluded from amounts that are transferred into the AXA Ultra Conservative Strategy investment option.

ATP transfers into the AXA Ultra Conservative Strategy investment option will be transferred out of your other Protected Benefit account variable investment options on a pro rata basis. ATP transfers out of the AXA Ultra Conservative Strategy investment option will be allocated among the other Protected Benefit account variable investment options in accordance with your allocation instructions on file. No amounts will be transferred into or out of a Special DCA program as a result of any ATP transfer.

If you make a contribution or transfer to your Protected Benefit account after the contract date, that contribution will be allocated according to the instructions that you provide or, if we do not receive any instructions, according to the allocation instructions on file for your contract. If the contribution or transfer is processed on a valuation day, it will be subject to an ATP transfer calculation on that day. If the contribution is received between valuation days, the amount contributed will be subject to an ATP transfer calculation on the next valuation day.

A separate formula, called the transfer amount formula, is used to calculate the amount that must be transferred either into or out of the AXA Ultra Conservative Strategy investment option when the ATP formula indicates that such a transfer is required. For example, the transfer amount formula reallocates Protected Benefit account value such that for every 1% by which the contract ratio exceeds the minimum transfer point after the transaction 10% of the Protected Benefit account value will be invested in the AXA Ultra Conservative Strategy investment option and a Special DCA program designated for the Protected Benefit account variable investment options. When the contract ratio exceeds the minimum transfer point by 10% (i.e., it reaches the maximum transfer point), amounts will be transferred into the AXA Ultra Conservative Strategy investment option such that 100% of the Protected Benefit account value will be invested in the AXA Ultra Conservative Strategy investment option and a Special DCA program designated for the Protected Benefit account variable investment options. On the first day of your first ATP year, the minimum transfer point is 10% and the maximum transfer point is 20%. The minimum and maximum transfer points increase each contract monthiversary. In the 20th ATP year (and later), the minimum transfer point is 50% and the maximum transfer point is 60%. See Appendix VIII for a list of transfer points.

Each time you make a subsequent contribution or transfer to your Protected Benefit account we will apply a setback adjustment formula. We use the formula to determine whether (and to what extent) your applicable transfer points may be “set back”. Any set back of

Contract features and benefits	49

your transfer points will apply on the next business day. The formula we use to calculate the set back applicable to you may not be altered once you have the benefit. In general, the formula adjusts your applicable transfer points to reflect the weighted average age of all contributions and transfers made to the Protected Benefit account in relation to the GMIB benefit base on the day prior to the contribution or transfer. For information about the calculation, please see Appendix VIII later in this Prospectus.

If you take a withdrawal from your Protected Benefit account and there is account value allocated to the AXA Ultra Conservative Strategy investment option, the withdrawal will be taken pro rata out of your Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option).

Subject to any necessary regulatory approvals and advance notice to affected contract owners, we reserve the right to utilize an investment option other than the AXA Ultra Conservative Strategy investment option as part of the ATP.

ATP exit option.  Apart from the operation of the formulas, you may request a transfer of account value in the AXA Ultra Conservative Strategy investment option. You may wish to exercise the ATP exit option if you seek greater equity exposure and if it meets your investment goals and risk tolerance. This strategy may result in higher growth of your Protected Benefit account value if the market increases which may also increase your Guaranteed benefit bases upon a reset. On the other hand, if the market declines, your Protected Benefit account value will also decline which will reduce the likelihood that your Guaranteed benefit bases will increase. You should consult with your financial professional to assist you in determining whether exercising the ATP exit option meets your investment goals and risk tolerance.

The ATP exit option is subject to the following limitations:

•	You may not transfer out of the AXA Ultra Conservative Strategy investment option during the contract year in which you first fund your Protected Benefit account.

•

Beginning in the contract year that follows the contract year in which you first fund your Protected Benefit account, and until the contract year following age 85, you may make a transfer out of the AXA Ultra Conservative Strategy investment option only once per contract year.

•	You must elect the transfer on a specific transfer form we provide.

•

100% of your account value in the AXA Ultra Conservative Strategy investment option must be transferred out. You cannot request a partial transfer. The transfer will be allocated to your other Protected Benefit account variable investment options based on the instructions we have on file.

•	There is no minimum account value requirement for the ATP exit option. You may make this election if you have any account value in the AXA Ultra Conservative Strategy investment option.

•

We are not able to process an ATP exit option on a valuation day. If your transfer form is received in good order on a valuation day, your ATP exit option will be processed on the next business day. If no account value remains in the AXA Ultra Conservative Strategy investment option on that day, there will be no transfer and your election will not count as your one permitted ATP exit option for that contract year.

If we process an ATP exit option, we will recalculate your benefit bases. A transfer may result in a reduction in your Guaranteed benefit bases and therefore a reduction in the value of your Guaranteed benefits.

You should be aware that contributions and transfers to the Protected Benefit account generally have the effect of moving money out of the AXA Ultra Conservative Strategy investment option. However, in cases where the GMIB benefit base far exceeds the Protected Benefit account value and a contribution or transfer has not been made for a long period of time, making an additional contribution or transfer to the Protected Benefit account may result in no movement out of the AXA Ultra Conservative Strategy investment option due to the ATP year set back. Under these circumstances, the additional contribution or transfer may be transferred into the AXA Ultra Conservative Strategy investment option on the next valuation day. You should consider these factors when making a subsequent contribution or transfer to your Protected Benefit account. See Appendix VIII later in this prospectus for examples of how subsequent contributions may impact the ATP exit option.

On the day the ATP exit option is processed, the current value of the GMIB benefit base, the Roll-up to age 85 benefit base and the Highest Anniversary Value benefit base (as applicable) is compared to the new benefit base produced by the ATP exit option formula. Each benefit base (the GMIB benefit base, the Roll-up to age 85 benefit base and the Highest Anniversary Value benefit base) is adjusted to the lesser of the current value of that benefit base or the new benefit base produced by the ATP exit option formula. There is the potential that the Roll-up to age 85 benefit base will be adjusted without a corresponding adjustment to the Highest Anniversary Value benefit base and vice versa.

If the GMIB benefit base and Roll-up to age 85 benefit base are adjusted, there are no corresponding adjustments made to the Deferral bonus Roll-up amount, the Annual Roll-up amount and the Annual withdrawal amount in that contract year. Any applicable amounts are added to your newly adjusted GMIB benefit base and Roll-up benefit base to age 85.

The effect of the ATP exit option on the Guaranteed minimum death benefit bases is as follows:

•	‘‘Greater of’’ GMDB: Both the Roll-up to age 85 benefit base and the Highest Anniversary Value benefit base will be adjusted as described below.

•	Highest Anniversary Value death benefit: The benefit base value for the Highest Anniversary Value death benefit will be adjusted as described below.

•	Return of Principal death benefit: The Return of Principal death benefit base is not adjusted.

For information about the ATP exit option, please see Appendix VIII later in this Prospectus.

Death benefit

For the purposes of determining the death benefit under your Retirement Cornerstone® Series contract, we treat your Investment account and any Guaranteed minimum death benefit funded by your Protected Benefit account differently.

The death benefit in connection with your Investment account is equal to your Investment account value as of the date we receive satisfactory

50	Contract features and benefits

proof of death, any required instructions for the method of payment, and any required information and forms necessary to effect payment. The death benefit payable in connection with your Protected Benefit account will be based on the greater of (i) your Protected Benefit account value, and (ii) the benefit base of your Guaranteed minimum death benefit.

The total death benefit under your Retirement Cornerstone® contract will depend on your values in either one or both sides of the contract. If you selected a Guaranteed minimum death benefit but never funded your Protected Benefit account, your death benefit will be based on your Investment account value only. Likewise, if you funded your Guaranteed minimum death benefit through allocations to the Protected Benefit account and had no Investment account value, your death benefit would be based strictly on the Guaranteed minimum death benefit you selected. Also, it is possible that upon your death, you have value in both your Investment account and a Guaranteed minimum death benefit that has been funded through allocations to the Protected Benefit account. In that case, your beneficiaries would receive the Investment account value, plus the value of your Guaranteed minimum death benefit.

Guaranteed minimum death benefits

At issue, you may elect one of our optional Guaranteed minimum death benefit options (GMDBs) in connection with your Protected Benefit account as follows:

Guaranteed Minimum Death Benefit	Series B, L, C and ADV Contracts	Series CP® Contracts
Return of Principal death benefit	Issue Ages 0-80	Issue Ages 0-70
Highest Anniversary Value death benefit
The “Greater of” death benefit	Issue Ages 20-70	Issue Ages 20-70

The “Greater of” death benefit can only be elected in combination with the GMIB. The Return of Principal death benefit and the Highest Anniversary Value death benefit are available with or without the GMIB. The Highest Anniversary Value death benefit and “Greater of” death benefit are available at an additional charge. There is no charge for the Return of Principal death benefit. The Return of Principal death benefit will be issued with all eligible contracts if you do not elect either the Highest Anniversary Value or the “Greater of” death benefit at the time you apply for your Retirement Cornerstone® contract.

When you have a GMDB, you can allocate your contributions to any of the following:

•	Protected Benefit account variable investment options

•	Investment account variable investment options

•	Guaranteed interest option

•	The account for special dollar cost averaging (Series B and L contracts only)

•	The account for special money market dollar cost averaging (Series CP®, C and ADV contracts only)

Only amounts you allocate to the Protected Benefit account variable investment options and amounts in a Special DCA program designated for the Protected Benefit account variable investment options will fund your GMDB. These amounts will be included in your GMDB benefit base and will become part of your Protected Benefit account value.

For Series CP® contracts, any credit amounts attributable to your contributions allocated to the Protected Benefit account are not included in your GMDB benefit base. If you decide to transfer amounts from your Investment account to your Protected Benefit account variable investment options, only amounts representing contributions and earnings will increase your GMDB benefit base. Credit amounts to your Investment account are considered transferred first, though any amount of that transfer that represents a credit will be excluded from your GMDB benefit base. All transfers, however, will increase your Protected Benefit account value by the amount of the transfer.

Your death benefit in connection with your Protected Benefit account is equal to one of the following — whichever provides a higher amount:

•

Your Protected Benefit account value as of the date we receive satisfactory proof of the owner’s (or older joint owner’s, if applicable) death, any required instructions for the method of payment, and any required information and forms necessary to effect payment; or

•	Your applicable GMDB benefit base (discussed below) on the date of the owner’s (or older joint owner’s, if applicable) death, adjusted for subsequent withdrawals (and any withdrawal charges).

For a description of how the ATP exit option will impact your GMDB benefit bases, see ‘‘ATP exit option’’ above.

Return of Principal death benefit

Your Return of Principal guaranteed minimum death benefit is equal to your Return of Principal death benefit base. This benefit base is not an account value or cash value. It is equal to:

•	Your initial contribution and any subsequent contributions to the Protected Benefit account variable investment options, either directly or through a Special DCA program; plus

•	Any amounts contributed to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options; plus

•	Any amounts transferred to the Protected Benefit account variable investment options, less

•

A deduction that reflects any withdrawals you make from the Protected Benefit account variable investment options or from amounts in a Special DCA program designated for the Protected Benefit account variable investment options (including any withdrawal charges). The amount of this deduction is described under “How withdrawals affect your Guaranteed benefits” later in this section. The amount of any withdrawal charge is described under “Withdrawal charge” in “Charges and expenses” later in this Prospectus.

Please see Appendix III later in this Prospectus for an example of how the Return of Principal benefit base is calculated.

Highest Anniversary Value death benefit

Your Highest Anniversary Value guaranteed minimum death benefit is equal to your Highest Anniversary Value benefit base. This benefit base is not an account value or cash value. The calculation of your Highest Anniversary Value benefit base will depend on whether you have taken a withdrawal from your Protected Benefit account.

Contract features and benefits	51

If you have not taken a withdrawal from your Protected Benefit account, your Highest Anniversary Value benefit base is equal to one of the following — whichever provides a higher amount:

•	Your initial contribution and any subsequent contributions to the Protected Benefit account variable investment options, either directly or through a Special DCA program; plus

•	Any amounts contributed to a Special DCA that are designated for future transfers to the Protected Benefit account variable investment options; plus

•	Any amounts transferred to the Protected Benefit account variable investment options.

-OR-

•

Your highest Protected Benefit account value on any contract date anniversary up to the contract date anniversary following the owner’s (or older joint owner’s, if applicable) 85th birthday (plus any transfers to the Protected Benefit account variable investment options and contributions either directly or through a Special DCA program designated for the Protected Benefit account variable investment options, made since the most recent “reset” of the Highest Anniversary Value benefit base that established your Protected Benefit account value as your new Highest Anniversary Value benefit base).

If you take a withdrawal from your Protected Benefit account and you have the GMIB, your Highest Anniversary Value benefit base will be reduced on a dollar-for-dollar basis by withdrawals up to the annual withdrawal amount, and on a pro rata basis by Excess withdrawals (including any applicable withdrawal charges). Note that any withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal. If you take a withdrawal from your Protected Benefit account and you do not have the GMIB, your Highest Anniversary Value benefit base will be reduced on a pro rata basis (including any applicable withdrawal charges). Reduction on a pro rata basis means that we calculate the percentage of your Protected Benefit account value that is being withdrawn and we reduce your Highest Anniversary Value benefit base by the same percentage. See “How withdrawals affect your Guaranteed benefits” later in this section. The amount of any withdrawal charge is described under “Withdrawal charge” in “Charges and expenses” later in this Prospectus.

At any time after a withdrawal, your Highest Anniversary Value benefit base is equal to one of the following — whichever provides a higher amount:

•

Your Highest Anniversary Value benefit base immediately following the most recent withdrawal (plus any transfers to the Protected Benefit account variable investment options made since the most recent “reset” of the Highest Anniversary Value benefit base that established your Protected Benefit account value as your new Highest Anniversary Value benefit base).

-OR-

•

Your highest Protected Benefit account value on any contract date anniversary after the withdrawal up to the contract date anniversary following the owner’s (or older joint owner’s, if applicable) 85th birthday (plus any transfers to the Protected Benefit account variable investment options and contributions to a Special DCA program designated for the Protected Benefit account variable investment options, made since the most recent “reset” of the Highest Anniversary Value benefit base that established your Protected Benefit account value as your new Highest Anniversary Value benefit base).

For Series CP® contracts, any credit amounts that are part of your Protected Benefit account value are included in the calculation of the “reset” to your Highest Anniversary Value benefit base. Please note, however, that credit amounts are not part of the Highest Anniversary Value benefit base until a reset occurs.

Please see Appendix II later in this Prospectus for an example of how the Highest Anniversary Value benefit base is calculated.

“Greater of” death benefit

Your “Greater of” guaranteed minimum death benefit has a benefit base. The benefit base is not an account value or cash value. It is equal to the greater of:

•	The benefit base computed for the Highest Anniversary Value death benefit (described immediately above); and

•	The Roll-up to age 85 benefit base.

The Roll-up to age 85 benefit base is used only in connection with the “Greater of” death benefit. It is equal to:

•	Your initial contribution and any subsequent contributions to the Protected Benefit account variable investment options, either directly or through a Special DCA program; plus

•	Any amounts contributed to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options; plus

•	Any amounts transferred to the Protected Benefit account variable investment options; less

•	A deduction that reflects any “Excess withdrawal” amounts (plus any applicable withdrawal charges); plus

•

Any “Deferral bonus Roll-up amount” or “Annual Roll-up amount” minus a deduction that reflects any withdrawals up to the Annual withdrawal amount. (Withdrawal charges do not apply to amounts withdrawn up to the Annual withdrawal amount.)

Either the Deferral bonus Roll-up amount or the Annual Roll-up amount is credited to the benefit bases of your Guaranteed benefits on each contract date anniversary. These amounts are calculated by taking into account your Roll-up to age 85 benefit base from the preceding contract date anniversary, the applicable Roll-up rate under your contract, contributions and transfers to the Protected Benefit account during the contract year and for the Annual Roll-up amount, any withdrawals up to the Annual withdrawal amount during the contract year. The calculation of both the Deferral bonus Roll-up amount and the Annual Roll-up amount are discussed later in this section.

In order to select the “Greater of” death benefit, you must also have the GMIB. Beginning with the contract year that follows the contract year in which you fund your Protected Benefit account, and until the contract year following age 85, if your Lifetime GMIB payments under the GMIB have not begun, you may withdraw up to your Annual with-

52	Contract features and benefits

drawal amount without reducing your Roll-up to age 85 benefit base. However, these same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to your Roll-up to age 85 benefit base at the end of the year. Remember that the Roll-up amount applicable under your contract does not become part of your Roll-up to age 85 benefit base until the end of the contract year. The portion of any withdrawal in excess of your Annual withdrawal amount will reduce your Roll-up to age 85 benefit base on a pro rata basis. See “Annual withdrawal amount and your Roll-up to age 85 benefit base” later in this section.

Unless you decline or elect a different annual reset option, you will be enrolled in the automatic annual reset program and your Roll-up to age 85 benefit base will automatically reset to equal the Protected Benefit account value, if higher, on every contract date anniversary from your contract date, up to the contract date anniversary following your 85th birthday or contract maturity, if earlier. See “Annual reset options” earlier in this section. The Roll-up to age 85 benefit base reset is described in more detail below.

For more information, see “Annual Roll-up amount and Annual Roll-up to age 85 benefit base adjustment” later in this Prospectus.

Annual Roll-up rate

The Annual Roll-up rate is used to calculate amounts credited to your Roll-up to age 85 benefit base for the contract year in which the first withdrawal is made from your Protected Benefit account and all subsequent contract years. The Annual Roll-up rate used for the Roll-up to age 85 component of the “Greater of” death benefit is always the same as the Annual Roll-up rate under your GMIB. This rate is calculated using the Ten-Year Treasuries Rate Formula. See “Annual Roll-up Rate” under “Guaranteed minimum income benefit” in “Contract features and benefits” for more information regarding this formula.

A different Roll-up rate is used to calculate amounts credited to your Roll-up to age 85 benefit base in the contract years prior to the first withdrawal from your Protected Benefit account — the “Deferral bonus Roll-up rate,” described below.

Deferral bonus Roll-up rate

The Deferral bonus Roll-up rate is used to calculate amounts credited to your Roll-up to age 85 benefit base through the end of the contract year that precedes the contract year in which the first withdrawal is made from your Protected Benefit account.

Beginning in the first contract year in which you fund your Protected Benefit account, the Roll-up amount credited to your Roll-up to age 85 benefit base at the end of the contract year (the “Deferral bonus Roll-up amount”) will be calculated using the Deferral bonus Roll-up rate. Once you take a withdrawal from your Protected Benefit account, the Deferral bonus Roll-up amount will not be credited at the end of the contract year in which the withdrawal was taken and will terminate for the life of the contract. Instead, the Annual Roll-up amount will be credited. The Deferral bonus Roll-up rate used for the Roll-up to age 85 component of the “Greater of” death benefit is always the same as the Deferral bonus Roll-up rate under your GMIB. This rate is calculated using the Deferral bonus Ten-Year Treasuries Rate Formula. See “Deferral bonus Roll-up Rate” under “Guaranteed minimum income benefit” in “Contract features and benefits” for more information regarding this formula.

The Deferral bonus Roll-up rate is designed as an incentive to defer taking your first withdrawal from your Protected Benefit account until later contract years while potentially building greater Guaranteed benefit bases.

New business rates.  The new business Roll-up rates we set for the Roll-up to age 85 benefit base are the same as the new business rates we set for the GMIB. The new business rates are no longer applicable after the second contract year — even if you fund your Guaranteed benefits after the second contract year. See “New business rates” under Guaranteed minimum income benefit in “Contract features and benefits” for more information.

75 Day rate lock-in.  When you select the “Greater of” death benefit with the GMIB, the 75 day rate lock in applies to both the Annual Roll-up rate and Deferral bonus Roll-up under both Guaranteed benefits. For more information, including an example of how the 75 day rate lock-in works, see “Guaranteed minimum income benefit” in “Contract features and benefits.”

Renewal rates.  The renewal Roll-up rates we set for the Roll-up to age 85 benefit base are the same as the renewal rates we set for the GMIB. For more information, see “Renewal rates” under “Guaranteed minimum income benefit” in “Contract features and benefits.”

Notification of Renewal rates.  If you have the “Greater of” death benefit at issue, your contract will indicate the Annual Roll-up rate and Deferral bonus Roll-up rate and the applicable time period those rates are in effect. These rates may not be the same rates that were illustrated prior to your purchase of the contract. If you choose to fund your “Greater of” death benefit (and your GMIB) after the new business rates have expired, you can contact a Customer Service Representative to find out the current Annual Roll-up rate and if applicable, Deferral bonus Roll-up rate for your contract. In addition, your annual statement of contract values will show your current Renewal rates as well as the previous year’s Annual Roll-up rate or Deferral bonus Roll-up rate (whichever applies) for your contract. The information can also be found online, through your Online Access Account.

Annual Roll-up amount and annual Roll-up to age 85 benefit base adjustment

The Annual Roll-up amount is an amount credited to your Roll-up to age 85 benefit base on each contract date anniversary if there has ever been a withdrawal from your Protected Benefit account. This amount is calculated by taking into account your Roll-up to age 85 benefit base from the preceding contract date anniversary, the Annual Roll-up rate under your contract, contributions and transfers to the Protected Benefit account during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. The Annual Roll-up amount adjustment to your Roll-up to age 85 benefit base is the primary way to increase the value of the Roll-up to age 85 component of your “Greater of” death benefit base. The crediting of any Annual Roll-up amount ends on the contract date anniversary following the owner reaching age 85.

Your Annual Roll-up amount at the end of the contract year is calculated as follows:

•	Your Roll-up to age 85 benefit base on the preceding contract date anniversary, multiplied by:

Contract features and benefits	53

•	The Annual Roll-up rate that was in effect on the first day of the contract year; less

•	Any withdrawals up to the Annual withdrawal amount resulting in a dollar-for-dollar reduction of the Annual Roll-up amount; plus

•	A pro-rated Roll-up amount for any contribution to the Protected Benefit account variable investment options during the contract year; plus

•

A pro-rated Roll-up amount for any transfer from the Investment account variable investment options and/or Guaranteed interest option to the Protected Benefit account variable investment options during the contract year; plus

•

A pro-rated Roll-up amount for any contribution amounts to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options during the contract year.

A pro-rated Roll-up amount is based on the number of days in the contract year after the contribution or transfer.

In the event of your death, a pro-rated portion of the Roll-up amount will be added to the Roll-up to age 85 benefit base.

Withdrawals in excess of the Annual withdrawal amount may have a harmful effect on your Roll-up to age 85 benefit base and “Greater of” death benefit. A withdrawal in excess of your Annual withdrawal amount will always reduce your Roll-up to age 85 benefit base on a pro rata basis. When the owner reaches age 85, withdrawals will reduce your Roll-up to age 85 benefit base on a dollar-for-dollar basis up to your Annual withdrawal amount. For more information, see “How withdrawals affect your Guaranteed benefits” later in this section.

Deferral bonus Roll-up amount and annual Roll-up to age 85 benefit base adjustment

The Deferral bonus Roll-up amount is an amount credited to your Roll-up to age 85 benefit base on each contract date anniversary provided you have never taken a withdrawal from your Protected Benefit account. This amount is calculated by taking into account your Roll-up to age 85 benefit base from the preceding contract date anniversary, the applicable Deferral bonus Roll-up rate under your contract, and contributions and transfers to the Protected Benefit account during the contract year. The Deferral bonus Roll-up amount adjustment to your Roll-up to age 85 benefit base is the primary way to increase the value of the Roll-up to age 85 component of your “Greater of” death benefit base. The crediting of any Deferral bonus Roll-up amount ends on the contract date anniversary following the owner reaching age 85.

Your Deferral bonus Roll-up amount at the end of the contract year is calculated as follows:

•	your Roll-up to age 85 benefit base on the preceding contract date anniversary, multiplied by:

•	the Deferral bonus Roll-up rate that was in effect on the first day of the contract year; plus

•	A pro-rated Deferral bonus Roll-up amount for any contribution to the Protected Benefit account variable investment options during the contract year; plus

•	A pro-rated Deferral bonus Roll-up amount for any transfer from the Investment account and/or Guaranteed interest option to the
Protected Benefit account variable investment options during the contract year; plus

•

A pro-rated Deferral bonus Roll-up amount for any contribution amounts made during the contract year to a Special DCA program that are designated for future transfers to the Protected Benefit account variable investment options during the contract year.

A pro-rated Deferral bonus Roll-up amount is based on the number of days in the contract year after the contribution or transfer.

In the event of your death, a pro-rated portion of the Deferral bonus Roll-up amount will be added to the Roll-up to age 85 benefit base.

Roll-up to age 85 benefit base reset

This section describes how the Roll-up to age 85 benefit base reset works in connection with the calculation of your “Greater of” death benefit.

Unless you decline or elect a different annual reset option, you will be enrolled in the automatic annual reset program and your Roll-up to age 85 benefit base will automatically reset to equal the Protected Benefit account value, if higher, on every contract date anniversary from your contract date, up to the contract date anniversary following your 85th birthday or contract maturity, if earlier. See “Annual reset options” earlier in this section.

For Series CP® contracts, any credit amounts that are part of your Protected Benefit account value are included in the calculation of your Roll-up to age 85 benefit base reset.

If a reset is not applicable on your contract date anniversary, the Roll-up to age 85 benefit base will not be eligible to be reset again until the next contract date anniversary. For jointly-owned contracts, eligibility to reset the Roll-up to age 85 benefit base is based on the age of the older owner. For non-naturally owned contracts, eligibility is based on the age of the annuitant or older joint annuitant.

We will send you a notice in each year that the Roll-up to age 85 benefit base is eligible to be reset. If you are not enrolled in either the automatic annual reset program or the automatic customized reset program you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program. The procedures for choosing a reset method are the same procedures described under “GMIB benefit base reset” earlier in this section.

We reserve the right to increase or decrease the fee for the “Greater of” death benefit any time after your second contract date anniversary. Please see the “Fee table” earlier in this Prospectus and “Charges and expenses” later in this Prospectus for more information about the charge. We will notify you at least 30 days prior to your contract date anniversary if a fee change for the “Greater of” death benefit has been declared. You may not opt out of the fee change, but you may drop or change your Guaranteed benefits within 30 days of the fee change notification. See “Dropping or changing your Guaranteed benefits in the event of a fee change” later in this section.

If we do not increase the charge for the “Greater of” death benefit, the total dollar amount charged on future contract date anniversaries may still increase as a result of the reset since the charges may be applied to a higher “Greater of” death benefit base than would have

54	Contract features and benefits

been otherwise applied. See “Charges and expenses” later in this Prospectus for more information.

Annual withdrawal amount and your Roll-up to age 85 benefit base

If you have the “Greater of” death benefit and the GMIB, both your Roll-up to age 85 benefit base and GMIB benefit base are calculated the same way until age 85. Therefore, your Roll-up to age 85 benefit base and GMIB benefit base are equal until age 85. Beginning after the contract date anniversary following the owner’s (or older joint owner, if applicable) 85th birthday, your Roll-up to age 85 benefit base will (i) no longer roll up; (ii) no longer be eligible for resets; and (iii) be reduced dollar-for-dollar by withdrawals up to your Annual withdrawal amount. In contrast, the roll ups and resets for the GMIB benefit base calculation continue until age 95. Therefore, after age 85, your Roll-up to age 85 benefit base and your GMIB benefit base may differ.

Withdrawals up to your Annual withdrawal amount affect your Roll-up to age 85 benefit base the exact same way as they affect your GMIB benefit base prior to the contract date anniversary following age 85.  Beginning with the contract year that follows the contract year in which you first fund your Protected Benefit account, if Lifetime GMIB payments have not begun, you may withdraw up to your Annual withdrawal amount without reducing your Roll-up to age 85 benefit base.

It is important to note that withdrawals in excess of your Annual withdrawal amount will have a harmful effect on your Roll-up to age 85 benefit base and your “Greater of” death benefit.  An Excess withdrawal reduces your Roll-up to age 85 benefit base on a pro rata basis. A withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal. A withdrawal that causes your Protected Benefit account value to go to zero will terminate your “Greater of” death benefit.

The reduction of your Roll-up to age 85 benefit base on a pro rata basis means that we calculate the percentage of your current Protected Benefit account value that is being withdrawn and we reduce your current Roll-up to age 85 benefit base by the same percentage. A pro rata withdrawal will have a significant adverse effect on your Roll-up to age 85 benefit base in cases where the Protected Benefit account value is less than the Roll-up to age 85 benefit base. For an example of how pro rata reduction works, see “How withdrawals affect your Guaranteed benefits” later in this section.

If you have both the GMIB and the “Greater of” death benefit, the GMIB benefit base and the Roll-up to age 85 death benefit base are equal until age 85. Beginning after the contract date anniversary following age 85, your Roll-up to age 85 benefit base that is part of your “Greater of” Guaranteed minimum death benefit, will (i) no longer roll up; (ii) no longer be eligible for resets; and be reduced dollar-for dollar by withdrawals up to your Annual withdrawal amount.

For contracts with non-natural owners, the Roll-up to age 85 benefit base will be based on the annuitant’s (or older joint annuitant’s) age.

Please see Appendix II later in this Prospectus for an example of how the Roll-up to age 85 benefit base that is part of the “Greater of” guaranteed minimum death benefit is calculated.

If you change ownership of the contract, generally the Guaranteed minimum death benefit will automatically terminate, except under certain circumstances. See “Transfers of ownership, collateral assignments, loans and borrowing” in “More information” later in this Prospectus for more information.

The Guaranteed minimum death benefits are subject to state availability and your age at contract issue. For a state-by-state description of all material variations of this contract, see Appendix V later in this Prospectus.

For contracts with non-natural owners, the available death benefits are based on the annuitant’s age.

Please see both “Effect of your account values falling to zero” in “Determining your contract’s value” and “How withdrawals affect your Guaranteed benefits” later in this section and the section entitled “Charges and expenses” later in this Prospectus for more information on these Guaranteed benefits.

See Appendix III later in this Prospectus for examples of how the benefit bases for the Guaranteed minimum death benefits work.

Series CP® Credits and your Guaranteed benefit bases

Any credit amounts attributable to your contributions are not included in your GMIB and GMDB benefit bases. If you decide to transfer amounts from your Investment account to your Protected Benefit account variable investment options, only amounts representing contributions and earnings will increase your benefit bases. Credits to your Investment account are considered transferred first, though any amount of that transfer that represents a Credit will be excluded from your Guaranteed benefit bases, except to the extent that any credits are part of the Protected Benefit account value, which is used to calculate the Highest Anniversary Value benefit base or a benefit base reset in connection with the GMIB benefit base or the Roll-up to age 85 benefit base (used to calculate the ”Greater of” death benefit). All transfers, however, will increase your Protected Benefit account value by the total amount of the transfer.

For example:

On December 1st, you purchase a Series CP® contract, make an initial contribution of $100,000. Your contract is issued with the GMIB and the Return of Principal death benefit. You allocate the entire $100,000 contribution to the Investment account variable investment options and $0 to the Protected Benefit account variable investment options. In effect, you have not started to fund your Guaranteed benefits.

The Credit applied to your contract is $3,000 ($100,000 x 3%), resulting in an initial Investment account value of $103,000.

On December 15th, you decide to fund your Guaranteed benefits by transferring $10,000 to the Protected Benefit account variable investment options. After that transfer, your Protected Benefit account value would be $10,000, but your GMIB benefit base and Return of Principal death benefit base would both be $7,000 ($10,000 – $3,000). This is because Credits to your Investment account are always considered transferred first.

How withdrawals affect your Guaranteed benefits

In general, withdrawals from your Protected Benefit account will reduce your Guaranteed benefit bases on a pro rata basis. Reduction on a pro

Contract features and benefits	55

rata basis means that we calculate the percentage of your current Protected Benefit account value that is being withdrawn and we reduce your current Guaranteed benefit bases by the same percentage.

For example, if your Protected Benefit account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your Protected Benefit account value. If your Guaranteed benefit base was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new Guaranteed benefit base after the withdrawal would be $24,000 ($40,000 – $16,000).

If your Protected Benefit account value is greater than your Guaranteed benefit base, an Excess withdrawal will result in a reduction of your Guaranteed benefit base that will be less than the withdrawal. For example, if your Protected Benefit account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your Protected Benefit account value. If your Guaranteed benefit base was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 X .40) and your new Guaranteed benefit base after the withdrawal would be $12,000 ($20,000 – $8,000).

A pro rata deduction means that if you take a withdrawal that reduces your Guaranteed benefit bases on a pro rata basis and your Protected Benefit account value is less than your Guaranteed benefit base, the amount of the Guaranteed benefit base reduction will exceed the amount of the withdrawal.

For purposes of calculating the adjustment to your Guaranteed benefit bases, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your Protected Benefit account value. For more information on the calculation of the charge, see “Withdrawal charge” later in this Prospectus.

If you have the GMIB with the Highest Anniversary Value death benefit or the “Greater of” death benefit and you take a withdrawal from your Protected Benefit account, your Highest Anniversary Value benefit base for the respective guaranteed minimum death benefits will be reduced on a dollar-for-dollar basis by withdrawals up to the annual withdrawal amount, and on a pro rata basis by Excess withdrawals (including any applicable withdrawal charges). Note that any withdrawal from your Protected Benefit account in the first contract year in which the Protected Benefit account is funded is an Excess withdrawal. If you take a withdrawal from your Protected Benefit account and you do not have the GMIB with the Highest Anniversary Value death benefit, your Highest Anniversary Value benefit base will be reduced on a pro rata basis (including any applicable withdrawal charges).

Withdrawals affect your GMIB benefit base and Roll-up to age 85 benefit base, as follows:

•

A withdrawal from your Protected Benefit account in the contract year in which you first fund your Protected Benefit account will reduce your GMIB benefit base and Roll-up to age 85 benefit base on a pro rata basis.

•

Beginning with the contract year that follows the contract year in which you fund your Protected Benefit account, if your Lifetime GMIB payments have not begun, withdrawals up to your Annual withdrawal amount will not reduce your GMIB benefit base.

•

Beginning with the contract year that follows the contract year in which you fund your Protected Benefit account and until the contract date anniversary after age 85, if your Lifetime GMIB payments have not begun, withdrawals up to your Annual withdrawal amount will not reduce your Roll-up to age 85 benefit base.

•	Beginning on the contract date anniversary after age 85, withdrawals will reduce your Roll-up to age 85 benefit base on a dollar-for-dollar basis up to your Annual withdrawal amount.

•

The portion of a withdrawal in excess of your Annual withdrawal amount (“Excess withdrawal”) will always reduce your GMIB benefit base and Roll-up to age 85 benefit base on a pro rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your Protected Benefit account to exceed the Annual withdrawal amount, that portion of the withdrawal that exceeds the Annual withdrawal amount and any subsequent withdrawals from your Protected Benefit account in that contract year will reduce the GMIB benefit base and Roll-up to age 85 benefit base on a pro rata basis.

Please see Appendix VII later in this Prospectus for examples of how withdrawals affect your Guaranteed benefit bases.

Dropping or changing your Guaranteed benefits

You can drop or change your Guaranteed benefits, subject to our rules. Your ability to do so depends on whether you have funded your Protected Benefit account. If you have not funded your Protected Benefit account, we call this a “pre-funding” drop or change. If you have funded your Protected Benefit account, we call this a “post-funding” drop. Also, in order to make a change to your Guaranteed minimum death benefit, you must meet the eligibility requirements for the new benefit. If you drop a Guaranteed benefit, you will not be permitted to add it back to your contract.

Pre-Funding Drop or Change

Prior to funding your Protected Benefit account, you can drop your GMIB or Guaranteed minimum death benefit, or change your Guaranteed minimum death benefit. For contracts with the GMIB, the Guaranteed minimum death benefit generally cannot be changed without first dropping the GMIB. In Appendix I, we provide a chart that lists the possible Guaranteed benefit combinations under the Retirement Cornerstone® contract and our rules for dropping and changing benefits prior to funding your Protected Benefit account.

Post-Funding Drop

Series B, CP® and L contracts

If you funded your Protected Benefit account at issue and contributions to the contract are no longer subject to withdrawal charges, you have the option to drop both your GMIB and Guaranteed minimum death benefit. Also, in some cases, you can drop your GMIB and retain your Guaranteed minimum death benefit. If you funded your Protected Benefit account after issue, you generally cannot drop your Guaranteed benefit(s) until the later of: (i) the contract date anniversary following the date the Protected Benefit account was funded, and (ii) the expiration of all withdrawal charges.

Series C and Series ADV contracts

If you funded your Protected Benefit account at issue and your contract has been in force for four contract years, you have the option to drop

56	Contract features and benefits

both your GMIB and Guaranteed minimum death benefit or in some cases, drop your GMIB and retain your Guaranteed minimum death benefit. If you funded your Protected Benefit account after issue, you generally cannot drop or change your Guaranteed benefit(s) until the later of: (i) the contract date anniversary following the funding of your Protected Benefit account, and (ii) four years from contract issue.

If you decide to drop all Guaranteed benefits post-funding, we require that you complete the administrative form we provide for this purpose. You must either take a full withdrawal of your Protected Benefit account or make a one-time transfer to the Investment account variable investment options and guaranteed interest option. The Guaranteed benefits and any applicable charges will be terminated as of the business day we receive the properly completed administrative form at our processing office. Please note that when a Guaranteed benefit (other than the Return of Principal death benefit) is dropped on any date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

For contracts with the GMIB, the Guaranteed minimum death benefit cannot be dropped without first dropping the GMIB. In Appendix I, we provide a chart that lists the possible Guaranteed benefit combinations under the Retirement Cornerstone® contract and our rules for dropping and changing benefits if you have already funded your Protected Benefit account.

If you drop the GMIB from your contract and retain the GMDB, the ATP will no longer be in effect and any account value in the AXA Ultra Conservative Strategy investment option will be allocated according to your instructions on file for the Protected Benefit account. If you drop the GMIB from your contract and do not retain the GMDB and you make a one-time transfer to the Protected Benefit account, any account value in the AXA Ultra Conservative Strategy investment option will be allocated according to your instructions on file for the Investment account (including the guaranteed interest option). Please note that if you drop the GMIB from your contract, you may not retain the “Greater of“ GMDB.

Dropping or changing your Guaranteed benefits in the event of a fee change.  In the event that we exercise our contractual right to change the fee for the GMIB or “Greater of” death benefit, you may be given a one-time opportunity to drop your Guaranteed benefits or change your GMDB if it is not yet funded, subject to our rules. You may drop or change your Guaranteed benefits only within 30 days of the fee change notification. If you have funded your Protected Benefit account and wish to drop your Guaranteed benefits, the requirement that all withdrawal charges have expired will be waived. See Appendix I “Dropping or changing your Guaranteed benefits” later in this Prospectus for more information.

Inherited IRA beneficiary continuation contract

(Not available for Series CP® contracts)

The Inherited IRA beneficiary continuation contract is intended to provide options to beneficiaries in complying with federal income tax rules. There are a number of limitations on who can purchase the contract, how the contract is purchased, and the features that are available under the contract. A prospective purchaser should seek tax advice before making a decision to purchase the contract.

We offer the Inherited IRA beneficiary continuation contract to eligible beneficiaries under individual retirement arrangements (traditional or Roth) where the original individual retirement account or annuity was not issued by AXA Equitable. The beneficiary may want to change the investments of the “original IRA” inherited from the now-deceased IRA owner, but must take post-death required minimum distribution (“RMD”) payments from an IRA that was inherited. The Inherited IRA beneficiary continuation contract has provisions intended to meet post-death RMD rules, which are similar to those of the Beneficiary continuation option (“BCO”) restricted to eligible beneficiaries of contracts issued by AXA Equitable. See “Beneficiary continuation option for traditional IRA and Roth IRA contracts only” under “Beneficiary continuation option” in “Payment of death benefit” later in this Prospectus. Further, since the Inherited IRA beneficiary continuation contract is intended to replace the investment originally selected by the now-deceased IRA owner, a prospective purchaser should carefully consider the features and investments available under the Inherited IRA beneficiary continuation contract, and the limitations and costs under the contract in comparison with the existing arrangement before making any purchase decision. Finally, the contract may not be available in all states. Please speak with your financial professional for further information.

Who can purchase an Inherited IRA beneficiary continuation contract

The Inherited IRA beneficiary continuation contract is offered only to beneficiaries of non-AXA Equitable contracts as follows:

•	beneficiaries of IRAs who are individuals (“IRA beneficiaries”); and

•

eligible non-spousal individual beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans (“Non-spousal Applicable Plan beneficiaries”). The purpose is to enable such beneficiaries to elect certain post-death RMD payment choices available to them under federal income tax rules, which may not be offered under the Applicable Plan.

Certain trusts with only individual beneficiaries are treated as individuals and are eligible to purchase the Inherited IRA beneficiary continuation contract if such trust is either an IRA beneficiary or a Non-spousal Applicable Plan beneficiary.

How an Inherited IRA beneficiary continuation contract is purchased

IRA Beneficiary.  A traditional Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary’s interest under the deceased owner’s original traditional IRA. An Inherited Roth IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary’s interest under the deceased owner’s original Roth IRA. In this discussion, “you” refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the original traditional or Roth IRA, and not in his/her own right. For this reason, the contract must also contain the name of the deceased owner.

Non-spousal Applicable Plan beneficiary.  In the case of a non-spousal beneficiary under a deceased plan participant’s Applicable Plan, the Inherited IRA can only be purchased by a direct roll-

Contract features and benefits	57

over of the death benefit under the Applicable Plan. In this discussion, “you” refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the deceased plan participant, and not in his/her own right. For this reason, the contract must also contain the name of the deceased plan participant. In this discussion, references to “deceased owner” include “deceased plan participant”; references to “original IRA” include “the deceased plan participant’s interest or benefit under the Applicable Plan”, and references to “individual beneficiary of a traditional IRA” include “individual non-spousal beneficiary under an Applicable Plan.”

Limitations on certain features under the Inherited IRA beneficiary continuation contract

This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin no later than December 31st of the calendar year following the year the deceased owner died. Beneficiaries who do not want to take annual scheduled payments and want to wait until the 5th year after death to withdraw the entire amount of the Inherited IRA funds should not purchase this contract. Because of the contract’s focus on payments, certain features noted below more suitable to long-term accumulation vehicles are not available under this contract.

When the Inherited IRA beneficiary continuation contract is owned by an IRA beneficiary:

•

The Inherited IRA beneficiary continuation contract can be purchased even though you have already begun taking post-death RMD payments of your interest as a beneficiary from the deceased owner’s original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

•	The initial contribution must be a direct transfer from the deceased owner’s original IRA and is subject to minimum contribution amounts. See Appendix IX later in this Prospectus for more information.

•

Any subsequent contribution must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

•

The Inherited IRA contract is designed to pay you at least annually (but you can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner’s death and determined on a term certain basis. If you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.

When the Inherited IRA beneficiary continuation contract is owned by a Non-spousal Applicable Plan beneficiary:

•

The initial contribution must be a direct rollover from the deceased plan participant’s Applicable Plan and is subject to minimum contribution amounts. See Appendix IX later in this Prospectus for more information.

•	There are no subsequent contributions.

•

You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner’s death and determined on a term certain basis.

•	You must receive payments from the Inherited IRA contract even if you are receiving payments from another IRA derived from the deceased plan participant.

Features of the Inherited IRA beneficiary continuation contract which apply to either type of owner:

•

The beneficiary of the original IRA (or the Non-spousal Applicable Plan beneficiary) will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a “see-through trust,” the oldest beneficiary of the trust will be the annuitant.

•	An Inherited IRA beneficiary continuation contract is not available for owners over age 70.

•	You may make transfers among the investment options, as permitted.

•

You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges may apply as described in “Charges and expenses” later in this Prospectus.

•

If you have the Return of Principal death benefit or the Highest Anniversary Value death benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit(s).

•	The GMIB, Spousal continuation, automatic investment program, automatic payment plans and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

•

Upon your death, your beneficiary has the option to continue taking RMDs based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, withdrawal charges (if applicable) will no longer apply. If you have a Guaranteed minimum death benefit, it will no longer be in effect and any applicable charge for such benefit will stop.

58	Contract features and benefits

•	When you die, we will pay your beneficiary the Investment account value and the greater of the Protected Benefit account value or the applicable death benefit.

Your right to cancel within a certain number of days

If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. To exercise this cancellation right, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this “free look” period may be longer. Other state variations may apply. For a state-by-state description of all material variations of this contract, including specific information on your “free look” period, see Appendix V later in this Prospectus.

Generally, your refund will equal your Total account value under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, and (iii) any interest in the account for special dollar cost averaging (if applicable), through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii) or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

For Series CP® contract owners, please note that you will forfeit the Credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

•	you cancel your contract during the free look period; or

•	you change your mind before you receive your contract whether we have received your contribution or not.

Please see “Tax information” later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see “Surrendering your contract to receive its cash value” in “Accessing your money” later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see “Tax information,” later in this Prospectus.

Contract features and benefits	59

2. Determining your contract’s value

Your account value and cash value

Your “Total account value” is the total of: (i) the Protected Benefit account value, and (ii) the Investment account value. Your “Protected Benefit account value” is the total value you have in: (i) the Protected Benefit account variable investment options, and (ii) amounts in a Special DCA program designated for the Protected Benefit account variable investment options. Your “Investment account value” is the total value you have in: (i) the Investment account variable investment options, (ii) the guaranteed interest option, and (iii) amounts in a Special DCA program designated for the Investment account variable investment options and the guaranteed interest option. See “What are your investment options under the contract?” in “Contract features and benefits” for a detailed list of the Protected Benefit account variable investment options and Investment account variable investment options.

Your contract also has a “cash value.” Your contract’s cash value is equal to the Total account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; and (ii) any applicable withdrawal charges. Please see “Surrendering your contract to receive its cash value” in “Accessing your money” later in this Prospectus.

Your contract’s value in the variable investment options

Each variable investment option (including the AXA Ultra Conservative Strategy investment option) invests in shares of a corresponding Portfolio. Your value in each variable investment option (including the AXA Ultra Conservative Strategy investment option) is measured by “units.” The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio’s shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option (including the AXA Ultra Conservative Strategy investment option) depends on the investment performance of that option, less daily charges for:

(i)	operations expenses;

(ii)	administration expenses; and

(iii)	distribution charges.

On any day, your value in any variable investment option (including the AXA Ultra Conservative Strategy investment option) equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day’s value for one unit. The number of your contract units in any variable investment option (including the AXA Ultra Conservative Strategy investment option) does not change unless they are:

(i)	increased to reflect subsequent contributions (plus the Credit for Series CP® contracts);
(ii)	decreased to reflect withdrawals (plus withdrawal charges, if applicable); or

(iii)	increased to reflect transfers into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct any Guaranteed benefit charge, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated can be found in the SAI.

Your contract’s value in the guaranteed interest option

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus transfers and withdrawals out of the option, and charges we deduct.

Your contract’s value in the account for special dollar cost averaging

(For Series B and Series L contracts only)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, minus any amounts that have been transferred to the variable investment options you have selected, and charges we deduct.

Effect of your account values falling to zero

In general, your contract will terminate without value if your Total account value falls to zero as the result of withdrawals, or the payment of any applicable charges when due, or a combination of two, as described below:

•	If you have Investment account value only and it falls to zero as the result of withdrawals or the payment of any applicable charges, your contract will terminate.

•

Your Guaranteed minimum death benefit will terminate without value if your Protected Benefit account value falls to zero as the result of withdrawals or the payment of any applicable charges. This will happen whether or not you also have the GMIB or receive Lifetime GMIB payments. Unless you have amounts allocated to your Investment account, your contract will also terminate.

•

If you have the GMIB and your Protected Benefit account value falls to zero as the result of the payment of any applicable charges or a withdrawal that is not an Excess withdrawal, you will receive Lifetime GMIB payments if the no lapse guarantee is still in effect, in accordance with the terms of the GMIB. Unless you have amounts allocated to your Investment account, your contract will also terminate.

•

If your Protected Benefit account value falls to zero due to an Excess withdrawal, your GMIB will terminate and you will not receive Lifetime GMIB payments. Unless you have amounts allocated to your Investment account, your contract will also terminate.

60	Determining your contract’s value

Certain withdrawals, even one that does not cause your Total account value to fall to zero, will be treated as a request to surrender your contract and terminate your Guaranteed minimum death benefit. See “Withdrawals treated as surrenders” in “Accessing your money.”

As discussed earlier in this Prospectus, we reserve the right to discontinue or limit your ability to make subsequent contributions to the contract or subsequent transfers or contributions to the Protected Benefit account variable investment options, either directly or through a Special DCA program. If we exercise this right, you will not have the ability to fund the contract and any Guaranteed benefits in order to avoid contract and/or Guaranteed benefit termination.

Withdrawals and/or deductions of charges during or following a period of poor market performance in which your account values decrease, increases the possibility that such a withdrawal or deduction could cause your account values to fall to zero.

Determining your contract’s value	61

3. Transferring your money among investment options

Transferring your account value

At any time before the date annuity payments are to begin, you can transfer some or all of your Total account value among the investment options, subject to the following:

•	You may not transfer any amount to a Special DCA program.

•

Amounts allocated to the Investment account variable investment options or guaranteed interest option can be transferred among the Investment account variable investment options. Also, amounts allocated to the Investment account variable investment options or the guaranteed interest option can be transferred to the Protected Benefit account variable investment options until the contract date anniversary following owner age 75, or if later, the first contract date anniversary. For contracts with owner issue ages 76-80, your transfers to the Protected Benefit account are limited to one contract year. Transfers into your Protected Benefit account will be allocated in accordance with your allocation instructions on file. See the limitations on amounts that may be transferred out of the guaranteed interest option below.

•

Amounts invested in the Protected Benefit account variable investment options can only be transferred among the Protected Benefit account variable investment options. Transfers out of the Protected Benefit account variable investment options into the Investment account variable investment options or guaranteed interest option are not permitted. However, if the owner elects to drop all Guaranteed benefits, the entire Protected Benefit account value must be withdrawn from the contract or transferred into the Investment account variable investment options or guaranteed interest option. See “Dropping or changing your Guaranteed benefits” in “Contract features and benefits” earlier in this Prospectus. See the limitations on amounts that may be transferred into the guaranteed interest option below. Once a withdrawal is taken from your Protected Benefit account, you cannot make additional contributions to your Protected Benefit account. You may, however, be able to continue to make transfers from your Investment account to the Protected Benefit account variable investment options until such time you make a subsequent contribution to your Investment account at which point transfers into the Protected Benefit account will no longer be available. A subsequent contribution received by us in the first 90 calendar days after your contract is issued will not be counted towards shutting down transfers to your Protected Benefit account. See “How withdrawals affect your Guaranteed benefits” in “Contract features and benefits” earlier in this Prospectus.

•	You may not transfer any amount to the AXA Ultra Conservative Strategy investment option.

•

Beginning in the contract year that follows the contract year in which you first fund your Protected Benefit account and until the contract date anniversary following age 85, you may elect to have 100% of your Protected Benefit account value in the AXA Ultra Conservative Strategy investment option transferred out and allocated according to your allocation instructions on file for the Protected Benefit account. You may only initiate this transfer once per contract year and you must make this election using our required form. This election is called the ATP exit option. See ‘‘Asset transfer program (‘‘ATP’’)’’ in ‘‘Contract features and benefits’’ for more information.

•

A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the Total account value being allocated to the guaranteed interest option, based on the Total account value as of the previous business day. This restriction is waived for amounts transferred from a dollar cost averaging program into the guaranteed interest option.

•	We reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers.

•

We may charge a transfer charge for any transfers in excess of 12 transfers in a contract year. For more information, see “Transfer charge” under “Charges that AXA Equitable deducts” in “Charges and expenses” later in this Prospectus.

•	For transfer restrictions regarding disruptive transfer activity, see “Disruptive transfer activity” below.

•

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under “Allocating your contributions” in “Contract features and benefits” earlier in this Prospectus) in any contract year is the greatest of:

(a)	25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b)	the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c)	25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you by way of a supplement to this Prospectus. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)	the contract number;

62	Transferring your money among investment options

(2)	the dollar amounts or percentages of your current applicable account value to be transferred; and

(3)	the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see “Allocating your contributions” in “Contract features and benefits” for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying Portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying Portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate Portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying Portfolios for more information on how Portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying Portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners; and (4) these procedures do not apply to the AXA Ultra Conservative Strategy Portfolio.

We offer investment options with underlying Portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the “affiliated trusts”), as well as investment options with underlying Portfolios of outside trusts with which AXA Equitable has entered participation agreements (the “unaffiliated trusts” and, collectively with the affiliated trusts, the “trusts”). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be

Transferring your money among investment options	63

treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Rebalancing among your Investment account variable investment options and guaranteed interest option

We offer two rebalancing programs that you can use to automatically reallocate your Investment account value among your Investment account variable investment options and the guaranteed interest option. Option I allows you to rebalance your Investment account value among the Investment account variable investment options. Option II allows you to rebalance your Investment account value among the Investment account variable investment options and the guaranteed interest option.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

(a)	the percentage you want invested in each investment option (whole percentages only), and

(b)	how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract date. If you elect quarterly rebalancing, the rebalancing in the last quarter of the contract year will occur on the contract date anniversary.

Once it is available, you may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our processing office. Termination requests can be made online through Online Account Access. See “How to reach us” in “Who is AXA Equitable?” earlier in this Prospectus. There is no charge for the rebalancing feature.

Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.

While your rebalancing program is in effect, we will transfer amounts among the applicable investment options so that the percentage of your Investment account value that you specify is invested in each option at the end of each rebalancing date.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the Investment account variable investment options. These rules are described in “Transferring your account value” earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in special money market dollar cost averaging or general dollar cost averaging.

Our optional rebalancing programs are not available for amounts allocated to the Protected Benefit account variable investment options. For information about rebalancing among the Protected Benefit account variable investment options, see “Rebalancing among your Protected Benefit account variable investment options” in this section below.

Rebalancing among your Protected Benefit account variable investment options

You can rebalance your Protected Benefit account value by submitting a request to rebalance as of the date we receive your request, however, scheduled recurring rebalancing is not available. Therefore, any subsequent rebalancing transactions would require a subsequent rebalancing request. Your rebalance request must indicate the percentage you want rebalanced in each investment option (whole percentages only). You can rebalance only to the investment options available in your Protected Benefit account.

When we rebalance your Protected Benefit account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have on file. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change. Amounts in the AXA Ultra Conservative Strategy investment option are excluded from rebalancing.

Systematic transfer program

Under the systematic transfer program, you may elect to have amounts from the Investment account variable investment options and the guaranteed interest option transferred to the Protected Benefit account variable investment options. This can be done on a quarterly, semi-annual or annual basis. There are four transfer options available under this program.

Please check with your financial professional or one of our customer service representatives regarding the availability of our Systematic transfer program options.

(i)	Fixed dollar. Under this option, you can transfer a specified dollar amount, subject to a minimum of $50. The dollar amount you select cannot be changed while the program is in effect. If your Investment account value on the transfer date is $50 or less, and you have not elected the systematic transfer program to be in effect for a specified period of time, we will transfer the entire amount and the program will end.

(ii)	Fixed percentage. Under this program, you can transfer a specified percentage of your Investment account as of the date of the transfer. The percentage you select cannot be changed while the program is in effect. If your Investment account value on the transfer date is $50 or less, and you have not elected the systematic transfer program to be in effect for a specified period of time, we will transfer the entire amount and the program will end.

64	Transferring your money among investment options

(iii)	Transfer the gains. Under this option, you can transfer amounts in excess of your “total net contributions” (described below) made to the Investment account as of the date of the transfer. The calculated amount to be transferred must be $50 or greater in order for the transfer to occur. If you elect this option after issue, the first transfer will be for all gains in the Investment account as of the date of the transfer. If there are no gains in the Investment account, a transfer will not occur.

(iv)	Transfer the gains in excess of a specified percentage. Under this option, you can transfer amounts in excess of a specified percentage of your “total net contributions” (described below) made to the Investment account as of the date of the sweep. There is no restriction on the maximum percentage you can request, however, the specified percentage cannot be changed while the program is in effect. Also, the calculated amount to be transferred must be $50 or greater in order for the transfer to occur. If you elect this option after issue, the first transfer will be for all gains in the Investment account in excess of a specified percentage. If there are no gains in the Investment account, a transfer will not occur.

For all options, you may elect the systematic transfer program to be in effect for a specified period of time. If you elect the systematic transfer program to be in effect for a specified period of time, the program will continue in effect until the end of the specified period of time or, if earlier, the date you are no longer eligible to transfer amounts into the Protected Benefit account. Any contributions made to the Investment account while the program is in effect will be subject to transfer or sweep to the Protected Benefit account until the date you are no longer eligible to transfer amounts into the Protected Benefit account.

For options (iii) and (iv), the “net contribution amount” is the total contributions made to the Investment account, adjusted for withdrawals (and any applicable withdrawal charges) and all transfers to the Protected Benefit account. All subsequent contributions made to the Investment account will increase the net contribution amount by the dollar amount of the contribution as of the transaction date of the contribution. All withdrawals and ad hoc transfers from the Investment account will be withdrawn or transferred — gains first. The net contribution amount will only be reduced by a withdrawal (and any applicable withdrawal charges) or transfer to the extent that the withdrawal or transfer is in excess of “gains” in the Investment account on the date of the transfer. For this purpose, “gains” is equal to the Investment account value immediately prior to the withdrawal or transfer in excess of net contribution.

Please note the following under the Systematic transfer program:

•

As noted above, transfers can be made on a quarterly, semi-annual or annual basis. You can choose a start date for transfers but it cannot be later than the 28th day of the month or later than one year from the date you enroll. The frequency for transfers cannot be changed while the program is in effect. If you decide you want to change the frequency of transfers, you must cancel your current program and re-enroll in the program.

•

For Series CP® contracts, any credits that are applied to the Investment account will not be part of the net contribution amount. The total amount of credit applied to the Investment account will be considered transferred to the Protected Benefit account first before any earnings are transferred under our Systematic transfer program.

•

Each transfer will be pro-rated from all of your investment options in the Investment account, except for amounts allocated to a Special DCA program. If either option (iii) or (iv) is selected and there are amounts allocated to a Special DCA program, the calculation of the sweep will use your Investment account value (including any amounts in the Special DCA program that are designated for future transfers to the Investment account). However, once the amount to be transferred is calculated, the transfer will be pro-rated from the Investment account variable investment options and the Guaranteed interest option. No amounts will be transferred from the Special DCA program.

•

Under the Fixed percentage option, the calculation of the transfer will not include any amounts in the Special DCA program and the transfer will be pro-rated from the Investment account variable investment options and the guaranteed interest option.

•	All transfers to the Protected Benefit account variable investment options will be in accordance with your allocation instructions on file.

•

An ad hoc transfer from the Investment account to the Protected Benefit account that is not part of the Systematic transfer program will not terminate the program. Please note, however, that a transfer under options (iii) or (iv) could decrease the net contribution amount that is used to determine the gains on each transfer date.

•	You can only have one Systematic transfer program in effect at any one time.

•	You can cancel your Systematic transfer program at any time.

•	Transfers under your Systematic transfer program do not count toward the transfers under the contract that may be subject to a transfer charge.

•	The Systematic transfer program is available with any dollar cost averaging program available under your Retirement Cornerstone® contract.

•

You can elect a rebalancing program for your Investment account value while the Systematic transfer program is in effect. If a rebalancing transaction date and Systematic transfer program transaction date happen to be on the same Business day, the transfer under the Systematic transfer program will be processed first. Then, we will process the rebalancing of your Investment account value.

•	If all Guaranteed benefits are dropped post-funding of the Protected Benefit account, your Systematic transfer program will be terminated.

•

If we exercise our right to discontinue contributions and/or transfers to the Protected Benefit account variable investment options, or if you are unable to make subsequent contributions and/or transfers to the Protected Benefit account variable investment options due to any other contribution or transfer restriction, your Systematic transfer program will be terminated.

•	If you make a contribution to your Investment account following your first withdrawal from the Protected Benefit account, your Systematic transfer program will be terminated.

Transferring your money among investment options	65

4. Accessing your money

Withdrawing your account value

You have several ways to withdraw your Total account value before payments begin. The table below shows the methods available under each type of contract.

Your account value could become insufficient due to withdrawals and/or poor market performance. For information on how withdrawals affect your Guaranteed benefits and potentially cause your contract to terminate, please see “Effect of your account values falling to zero” in “Determining your contract’s value” earlier in this Prospectus and “How withdrawals affect your Guaranteed benefits” in “Contract features and benefits” earlier in this Prospectus.

If you take a withdrawal from the Protected Benefit account variable investment options, the withdrawal may impact your existing benefits and you will no longer be permitted to make subsequent contributions into the Protected Benefit account variable investment options. The first withdrawal from your Protected Benefit account may also affect the applicable Roll-up rate used in calculating certain Guaranteed benefits. See “How you can purchase and contribute to your contract” and “Annual Roll-up rate” and “Deferral bonus Roll-up rate” under “Guaranteed minimum income benefit” in “Contract features and benefits” earlier in this Prospectus and “Rules regarding contributions to your contract” in Appendix IX later in this Prospectus for more information.

Method of withdrawal
Contract(1)	Auto- matic payment plans(2)	Partial	Syste- matic(3)	Pre-age 59 1/2 sub- stantially equal	Lifetime required minimum distribu- tion
NQ	Yes	Yes	Yes	No	No
Traditional IRA	Yes	Yes	Yes	Yes	Yes
Roth IRA	Yes	Yes	Yes	Yes	No
Inherited IRA	No	Yes	No	No	Yes(4)
QP(5)	Yes	Yes	No	No	No
(1)	Please note that not all contract types are available under all contracts in the Retirement Cornerstone® Series.
(2)	Available for contracts with GMIB only.
(3)	Available for withdrawals from your Investment account variable investment options and guaranteed interest option only.
(4)	The contract (whether traditional IRA or Roth IRA) pays out post-death required minimum distributions. See “Inherited IRA beneficiary continuation contract” in “Contract features and benefits” earlier in this Prospectus.
(5)	All payments are made to the plan trust as the owner of the contract. See “Appendix II: Purchase considerations for QP contracts” later in this Prospectus.

Automatic payment plans

(For contracts with GMIB)

You may take automatic withdrawals from your Protected Benefit account under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. The first payment date cannot be more than one full payment period from the date the enrollment form is received at our processing office. If a later date is specified, we will not process your enrollment form. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary. All withdrawals from an Automatic payment plan count toward your free withdrawal amount.

You may elect either the Maximum payment plan or the Customized payment plan beginning in the contract year that follows the contract year in which you first fund your Protected Benefit account. You must wait at least 28 days from enrollment in a plan before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.

Each scheduled payment cannot be less than $50. If scheduled payments would be less than $50, the program will be terminated. This applies even if an RMD withdrawal causes the reduction of scheduled amounts below $50. Scheduled payments are taken pro rata from all Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option). Scheduled payments are not taken out of the Special DCA programs.

If you take a partial withdrawal while an automatic payment plan is in effect:

•

After scheduled payments begin, a partial withdrawal (together with all withdrawals to date in the contract year) that exceeds the Annual withdrawal amount will terminate the program. You may set up a new program immediately, but it will not begin until the next contract year.

•

After scheduled payments begin, a partial withdrawal (together with all withdrawals to date in the contract year) that is less than or equal to the Annual withdrawal amount may cause payments to be suspended until the next contract year once the full Annual withdrawal amount for that contract year has been paid out. After a partial withdrawal is taken, you will continue to receive scheduled payments without a disruption in payments until the Annual withdrawal amount is paid out. After the full Annual withdrawal amount has been paid out, the program will be suspended for the remainder of the contract year.

Maximum payment plan

If you have funded the GMIB, the Maximum payment plan is available beginning in the contract year that follows the contract year in which you first fund your Protected Benefit account. Under the Maximum payment plan, you can request us to pay you the Annual withdrawal amount as scheduled payments. The payment amount may increase or decrease annually as the result of a change in the Annual Roll-up rate. Also, the payment amount may increase as the result of a reset of your GMIB benefit base.

For monthly or quarterly payments, the Annual withdrawal amount will be divided by 12 or 4 (as applicable). The program is designed to pay the entire Annual withdrawal amount in each contract year, regardless of whether the program is started at the beginning of the

66	Accessing your money

contract year or on some other date during the contract year. Consequently, a program that commences on a date other than a contract date anniversary will account for any payments that would have been made since the beginning of the contract year, as if the program were in effect on the contract date anniversary. A catch-up payment will be paid for the number of payment dates that have elapsed from the beginning of the contract year up to the date the enrollment is processed. The catch-up payment is made immediately when the Maximum payment plan enrollment is processed. Thereafter, scheduled payments will begin one payment period later.

A partial withdrawal taken in the same contract year prior to enrollment in the Maximum payment plan will have the following effect:

•	If the amount of the partial withdrawal is more than the Annual withdrawal amount, we will not process your enrollment form.

•	If the amount of the partial withdrawal is less than the Annual withdrawal amount, then the partial withdrawal will be factored into the Maximum payment plan payments for that contract year.

•

Annual frequency: If the amount of the partial withdrawal is less than the Annual withdrawal amount, the remaining Annual withdrawal amount is paid on the date the enrollment form is processed or a later date selected by the owner. You may not select a date later than the next contract date anniversary.

•	A partial withdrawal that is taken after you are enrolled in the program but before the first payment is made terminates the program.

Customized payment plan

Please check with your financial professional or one of our customer service representatives regarding the availability of our Customized payment plan options.

If you have funded the GMIB, the Customized payment plan is available beginning in the contract year that follows the contract year in which you first fund your Protected Benefit account. Currently, any of the following five Customized payment plan options can be elected. For options that are based on a withdrawal percentage, the specified percentage is applied to your GMIB benefit base as of the most recent contract date anniversary. See “Annual withdrawal amount” in “Guaranteed minimum income benefit” under “Contract features and benefits” earlier in this Prospectus.

The following payment options can be elected under the Customized payment plan. For options (i)-(iii) and (v), your payment may increase or decrease annually as the result of a change in the Annual Roll-up rate. Also, the payment amount may increase as the result of a reset of your GMIB benefit base.

(i)	Guaranteed minimum percentage: You can request us to pay you as scheduled payments a withdrawal amount based on a withdrawal percentage that is fixed at the lowest guaranteed Annual Roll-up rate of 4%.

(ii)	Fixed percentage below the Annual Roll-up rate: You can request us to pay you as scheduled payments a withdrawal amount based on the applicable Annual Roll-up rate minus a fixed percentage for each contract year. If in any contract year the calculation would result in a payment that is less than
4%, your withdrawal percentage for that contract year will be 4%. In other words, the withdrawal percentage can never be less than 4%. Your percentage requests must be in increments of 0.50%.

(iii)	Fixed percentage: You can request us to pay you as scheduled payments a withdrawal amount based on a fixed percentage. The percentage may not exceed the Annual Roll-up rate in any contract year. If in any contract year the fixed percentage is greater than your Annual Roll-up rate for that contract year, we will pay you only the Annual withdrawal amount as scheduled payments for that contract year. Your percentage requests must be in increments of 0.50%.

(iv)	Fixed dollar amount: You can request us to pay you as scheduled payments a fixed dollar withdrawal amount each contract year. The fixed dollar amount may not exceed your Annual withdrawal amount in any contract year. If in any contract year the fixed dollar amount is greater than your Annual withdrawal amount, we will pay you as scheduled payments only your Annual withdrawal amount.

(v)	Fixed dollar amount or fixed percentage from both your Protected Benefit account and your Investment account: You can request us to pay you a fixed dollar amount or fixed percentage as scheduled payments that may be greater than your Annual withdrawal amount. The Annual withdrawal amount will be withdrawn from your Protected Benefit account. We will pay you any requested amount that is in excess of your Annual withdrawal amount from your Investment account. If in any contract year there is insufficient value in the Investment account to satisfy your requested fixed dollar or fixed percentage withdrawal, we will pay you the maximum amount that can be withdrawn from your Annual withdrawal amount and your Investment account as scheduled payments for that contract year even though this amount will be less than you requested.

For examples on how the Automatic payment plans work, please see Appendix VI. For examples of how withdrawals affect your Guaranteed benefit bases, see Appendix VII later in this Prospectus.

If you elect the ATP exit option while the Customized payment plan is in effect and the GMIB benefit base is adjusted, the Customized payment plan will operate in the same manner as though a partial withdrawal had been taken and may cause payments to be suspended in the next contract year if a scheduled payment would exceed the Annual withdrawal amount.

Partial withdrawals and surrenders

(All contracts)

You may take partial withdrawals from your contract at any time. All withdrawal requests must be made on a specific form provided by us. Please see “How to reach us” under “Who is AXA Equitable?” earlier in this Prospectus for more information. Currently, the minimum withdrawal amount is $300. For discussion on how amounts can be withdrawn, see “How withdrawals are taken from your Total account value” below. You can also surrender your contract at any time.

Partial withdrawals will be subject to a withdrawal charge if they exceed the free withdrawal amount. For more information, see “Free withdrawal amount” in “Charges and expenses” later in this Prospectus.

Accessing your money	67

Any request for a partial withdrawal that results in an Excess withdrawal will suspend your participation in either the Maximum payment plan or Customized payment plan.

Systematic withdrawals

(All contracts except Inherited IRA and QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your Investment account variable investment options and guaranteed interest option.

If your contract is subject to withdrawal charges, you may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your Investment account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired (not applicable to Series C and Series ADV which have no withdrawal charges), you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your Investment account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your Investment account, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. If you have also elected a GMIB Automatic payment plan, unless you instruct us otherwise, your systematic withdrawal option withdrawals will be on the same date as your automatic payment plan. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

If the systematic withdrawal option is elected with an Automatic payment plan, the payment frequency will be the same as the Automatic payment plan.

You may change the payment frequency, or the amount or the percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal amount previously taken in the same contract year, the systematic withdrawal exceeds the free withdrawal amount.

Substantially equal withdrawals

(Traditional IRA and Roth IRA contracts only)

We offer our “substantially equal withdrawals option” to allow you to receive distributions from your contract without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as “72(t) exception withdrawals”. See “Tax information” later in this Prospectus. The substantially equal withdrawals option is available only if 100% of your Total account value is allocated to either the Protected Benefit account or the Investment account. This option is not available if your Total account value is split between the Protected Benefit account and the Investment account at the time you elect this option. If you elect to take substantially equal withdrawals, you may not elect any other automated withdrawal program.

If you elect our substantially equal withdrawals option, we calculate the permissible distributions for you using one of the IRS-approved methods for doing this. You should be aware that the portion of any withdrawal from the Protected Benefit account that is in excess of the Annual withdrawal amount will reduce the benefit base(s) for your Guaranteed benefits on a pro rata basis as of the date of the withdrawal. See “How withdrawals affect your Guaranteed benefits” and “Annual withdrawal amount” under “Guaranteed minimum income benefit” in “Contract features and benefits” for more information.

Our substantially equal withdrawals option is not the exclusive method of meeting the penalty exception. After consultation with your tax adviser, you may decide to use any permissible method. If you do not elect our substantially equal withdrawals option, you would have to compute withdrawal amounts yourself and request partial withdrawals.

Once you begin to take substantially equal withdrawals, you should not do any of the following until after the later of age 59 1/2 or five full years after the first withdrawal: (i) stop them; (ii) change the pattern of your withdrawals (for example, by taking an additional partial withdrawal); or (iii) contribute any more to the contract. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

Making additional contributions to the contract is treated as changing the pattern of withdrawals. It does not matter whether the additional contributions are made by direct transfer or rollover; nor does it matter if they are made to the Investment account or the Protected Benefit account. Because the penalty exception method does not permit additional contributions or payment changes to restore any Guaranteed benefit base under the contract, you and your tax adviser should consider carefully whether you should elect the Substantially equal withdrawals option or any other method of penalty exception withdrawals if you have allocated or intend to allocate amounts to the Protected Benefit account value after starting Substantially equal withdrawals.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one-time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments, which vary each year.

68	Accessing your money

If the contract is eligible, you may elect to take substantially equal withdrawals at any time before age 59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

Because the IRS-approved penalty exception methods do not permit you to add contributions or change payments to restore the Guaranteed benefit base(s), as noted above, you and your tax adviser should consider carefully whether you should elect the substantially equal withdrawals option or any other method of penalty exception withdrawals if you have allocated any amounts to the Protected Benefit account.

Lifetime required minimum distribution withdrawals

(Traditional IRA contracts only — See “Tax information” later in this Prospectus)

We offer our “automatic required minimum distribution (RMD) service” to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute RMDs yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Before electing this account-based withdrawal option, you should consider whether annuitization might be better in your situation. If you have funded your Guaranteed benefit(s), amounts withdrawn from the contract to meet RMDs may reduce your benefit base(s) and may limit the utility of the benefit(s). Also, the actuarial present value of additional contract benefits must be added to the Total account value in calculating RMD payments from annuity contracts funding IRAs, which could increase the amount required to be withdrawn. Please refer to “Tax information” later in this Prospectus.

This service is not available under QP contracts.

You may elect this service in the calendar year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, RMD payments will be made annually. See “Required minimum distributions” in “Traditional individual retirement annuities (traditional IRAs)” under “Tax information” later in this Prospectus for your specific type of retirement arrangement.

This service does not generate automatic RMD payments during the first calendar year during which your contract is issued. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take any RMDs before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMDs may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

For traditional IRA contracts, we will send a form outlining the distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).

We do not impose a withdrawal charge on RMD payments taken through our automatic RMD service even if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the free withdrawal amount.

RMDs for contracts with GMIB.  Generally, if you elect our automatic RMD service, any lifetime RMD payment we make to you, starting in the first contract year, will not be treated as an Excess withdrawal for contracts with GMIB or with GMIB and either the “Greater of” death benefit or the Highest Anniversary Value death benefit. Amounts from both your Protected Benefit account and Investment account values are used to determine your lifetime RMD payment each year.

The no lapse guarantee will not be terminated if a RMD payment using our automatic RMD service causes your cumulative withdrawals from the Protected Benefit account in the contract year to exceed your Annual withdrawal amount.

Owners of tax-qualified contracts (IRA and QP) should consider the effect of resetting the GMIB benefit base if RMD payments must begin before the end of the new exercise waiting period. See ‘‘GMIB benefit base reset’’ in ‘‘Contract features and benefits’’ earlier in this Prospectus.

If you elect either the Maximum payment plan or the Customized payment plan (together, “automatic payment plans”) and our Automatic RMD service, we will make an extra payment, if necessary, in December that will equal your lifetime RMD amount less all payments made through your payment date and any scheduled December payment. The combined Automatic payment plan and RMD payment will not be treated as an Excess withdrawal if the RMD, together with any withdrawal taken under one of our automatic plans exceeds your Annual withdrawal amount. The additional payment will reduce your GMIB benefit base and Roll-up to age 85 benefit base and Highest Anniversary Value benefit base (for contracts with the “Greater of” death benefit) and Highest Anniversary Value benefit base for contracts with GMIB and Highest Anniversary GMDB on a dollar-for-dollar basis. Your Highest Anniversary Value benefit base is always reduced on a pro rata basis for the Highest Anniversary Value GMDB if the GMIB is not also elected.

If you take any partial withdrawals in addition to your RMD and Automatic payment plan payments, your applicable Automatic payment plan may be suspended as discussed above. Any partial withdrawal taken from your Protected Benefit account may cause an Excess withdrawal and may be subject to a withdrawal charge. Further, your GMIB benefit base and Annual withdrawal amount will be reduced.

If you elect our Automatic RMD service and elect to take your Annual withdrawal amount in partial withdrawals without electing one of our available Automatic payment plans, we will make a payment, if necessary, in December that will equal your RMD payment less all withdrawals made through your payment date. If prior to your payment date you make a partial withdrawal that exceeds your Annual withdrawal amount, but not your RMD amount, any portion of that partial withdrawal taken from your Protected Benefit account will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals taken from your Protected Benefit account made during the same contract year. However, if by your payment date your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

Accessing your money	69

Your RMD payment will be withdrawn on a pro rata basis from your Investment account variable investment options and guaranteed interest option, excluding amounts in a Special DCA program. If there is insufficient value or no value in those options, we will withdraw amounts from your Special DCA program. If there is insufficient value in those options, any additional amount of the RMD payment or the total amount of the RMD payment will be withdrawn from your Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option). For information on how RMD payments are taken from your contract see “How withdrawals are taken from your Total account value” below.

If you do not elect our Automatic RMD service and if your Annual withdrawal amount is insufficient to satisfy the RMD payment, any additional withdrawal taken in the same contract year (even one to satisfy your RMD payment) from your Protected Benefit account will be treated as an Excess withdrawal.

How withdrawals are taken from your Total account value

Unless you specify otherwise, all withdrawals (other than Automatic payment plan withdrawals and lump sum withdrawals of your Annual withdrawal amount and substantially equal withdrawals) will be taken on a pro rata basis from your Investment account variable investment options and guaranteed interest option, excluding amounts in a Special DCA program. If there is insufficient value or no value in those options, we will subtract amounts from a Special DCA program. If there is insufficient value in those options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from your Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option). Any amounts withdrawn from a Special DCA program that were designated for the Protected Benefit account variable investment options will reduce your Guaranteed benefit base(s).

Automatic payment plan withdrawals (other than fixed dollar amount or fixed percentage withdrawals) and lump sum withdrawals of your Annual withdrawal amount will always be taken on a pro rata basis only from your Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option).

Lump sum, fixed dollar amount or fixed percentage withdrawals are first taken on a pro rata basis from your Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option). If there is insufficient value or no value in those options, we will subtract amounts from your Investment account variable investment options and guaranteed interest option, excluding amounts in a Special DCA program. If there is insufficient value or no value in those options, we will subtract amounts from a Special DCA program.

Substantially equal withdrawals are taken on a pro rata basis from your Total account value. However, if after you have elected the substantially equal withdrawals option your Total account value is split between the Protected Benefit account value and the Investment account value, your substantially equal withdrawals will be taken on a pro rata basis from your Investment account variable investment options and guaranteed interest option, excluding amounts in a Special DCA program. If there is insufficient value or no value in those options, we will subtract amounts from a Special DCA program. If there is insufficient value in those options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from your Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option). Any amounts withdrawn from a Special DCA program that were designated for the Protected Benefit account variable investment options will reduce your Guaranteed benefit base(s).

You may choose to have withdrawals subtracted from your contract based on the following options:

(1)	Take the entire withdrawal on a pro rata basis from the Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option); or

(2)	Take the entire withdrawal from the Investment account value, either on a pro rata basis, or specifying which Investment account variable investment options and/or guaranteed interest option the withdrawal should be taken from;

(3)	Request a withdrawal to be taken from the Protected Benefit account variable investment options and take the remaining part of the withdrawal from the Investment account variable investment options. You must specify the investment options for the Investment account value. The withdrawal from the Protected Benefit account variable investment options will be taken on a pro rata basis (including the AXA Ultra Conservative Strategy investment option); or

(4)	Request a withdrawal to be taken from the Investment account variable investment options and take the remaining part of the withdrawal from the Protected Benefit account variable investment options. You must specify the investment options for the Investment account value. The withdrawal from the Protected Benefit account variable investment options will be taken on a pro rata basis (including the AXA Ultra Conservative Strategy investment option).

For more information on how withdrawals affect your Guaranteed benefits, see “How withdrawals affect your Guaranteed benefits” in “Contract features and benefits” earlier in this Prospectus and Appendix VII later in this Prospectus.

Withdrawals treated as surrenders

Certain withdrawals may cause your contract and certain Guaranteed benefits to terminate, as follows:

•

Any fee deduction and/or withdrawal that causes your Total account value to fall to zero will terminate the contract and any applicable Guaranteed benefit, other than the GMIB (while the no lapse guarantee is in effect unless the account value falls to zero due to an “Excess withdrawal”). See “Guaranteed minimum income benefit” in “Contract features and benefits” earlier in this Prospectus for a discussion of what happens to your benefit if your Protected Benefit account value falls to zero.

•	If you do not have the GMIB or if the no lapse guarantee is no longer in effect, or have not yet funded it, the following applies:

—	a request to withdraw 90% or more of your cash value will terminate your contract and any applicable Guaranteed minimum death benefit;

—	we reserve the right to terminate the contract and any applicable Guaranteed minimum death benefit if no

70	Accessing your money

contributions are made during the last three contract years and the cash value is less than $500; and

—	we reserve the right to terminate your contract and any applicable Guaranteed minimum death benefit if any withdrawal would result in a remaining cash values of less than $500.

If your contract is terminated, we will pay you the contract’s cash value. See “Surrendering your contract to receive its cash value” below. For the tax consequences of withdrawals, see “Tax information” later in this Prospectus.

Surrendering your contract to receive its cash value

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while an annuitant is living) and before you begin to receive annuity payments (Lifetime GMIB payments or otherwise). For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

Upon your request to surrender your contract for its cash value, all benefits under the contract, including the GMIB, will terminate as of the date we receive the required information if your cash value in your Protected Benefit account is greater than your Annual withdrawal amount remaining for that year. If your cash value is not greater than your Annual withdrawal amount remaining for that year and your no lapse guarantee is still in effect, then you will receive your cash value and a supplementary life annuity contract under which we will pay you Lifetime GMIB payments. For more information, please see “Effect of your account values falling to zero” in “Determining your contract’s value” and “Guaranteed minimum income benefit” in “Contract features and benefits” earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See “Your annuity payout options” below. For the tax consequences of surrenders, see “Tax information” later in this Prospectus.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the business day the transaction request is received by us in good order. These transactions may include applying proceeds to a payout annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of sales of securities or determination of the fair value of a variable investment option’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option or a Special DCA program, (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

Your annuity payout options

The following description assumes annuitization of your entire contract. For partial annuitization, see “Partial Annuitization” below.

Deferred annuity contracts such as those in the Retirement Cornerstone® Series provide for conversion to annuity payout status at or before the contract’s “maturity date.” This is called “annuitization.” Upon annuitization, your account value is applied to provide periodic payments as described in this section; the contract and all its benefits terminate; and you receive a supplementary contract for the periodic payments (“payout option”). The supplementary contract does not have an account value or cash value. If you choose a variable payout option, you will receive a separate prospectus related to the contract you select.

You may choose to annuitize your contract at any time, which generally is at least 13 months (five years for Series CP® contracts) after the contract date. The contract’s maturity date is the latest date on which annuitization can occur. If you do not annuitize before the maturity date and at the maturity date have not made an affirmative choice as to the type of annuity payments to be received, we will convert your contract to the default annuity payout option described in “Annuity maturity date” later in this section. If you have the GMIB or a Guaranteed minimum death benefit, your contract may have both a Protected Benefit account value and an Investment account value. If there is a Protected Benefit account value and you choose to annuitize your contract before the maturity date, the GMIB will terminate without value even if your GMIB benefit base is greater than zero. The payments that you receive under the payout annuity option you select may be less than you would have received under GMIB. See “Guaranteed minimum income benefit” in “Contract features and benefits” earlier in this Prospectus for further information. Any Guaranteed minimum death benefit terminates upon annuitization.

In general, your periodic payment amount upon annuitization is determined by your Total account value, the form of the annuity payout option you elect as described below, the timing of your purchase and the applicable annuity purchase rate to which that value is applied. Once begun, annuity payments cannot be stopped unless otherwise provided in the supplementary contract. Your contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase rate for a life annuity. We reserve the right, with advance notice to you, to change guaranteed annuity purchase rates any time after your fifth contract date anniversary and at not less than five-year intervals after the first change. (Please see your contract and SAI for more information.) In the event that we exercise our contractual right to change the guaranteed annuity purchase factors, we would segregate the account value based on contributions and earnings received prior to and after the change. When your contract is annuitized, we would calculate the payments by applying the applicable purchase factors separately to the value of the contributions received before and after the rate change. We will provide you with 60 days advance written notice of such a change.

Accessing your money	71

In addition, you may apply your Total account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We have the right to require you to provide any information we deem necessary to provide an annuity upon annuitization. If the annuity payment amount is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

We currently offer you several choices of annuity payout options. The options available directly under the contract entitle you to receive fixed annuity payments. Options available under separate contracts and described in separate prospectuses enable you to receive variable annuity payments.

The payments that you receive upon annuitization of your Protected Benefit account value may be less than your Annual withdrawal amount or your Lifetime GMIB payments. If you are considering annuitization, you should ask your financial professional for information about the payment amounts that would be made under the various choices that are available to you. You may also obtain that information by contacting us. Annuitization of your Investment account value after the date your Lifetime GMIB payments begin will not affect those payments.

You can currently choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner’s and annuitant’s ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your GMIB, your choice of payout options are those that are available under the GMIB (see “Guaranteed minimum income benefit” in “Contract features and benefits” earlier in this Prospectus).

Fixed annuity payout options	Life annuity Life annuity with period certain Life annuity with refund certain Period certain annuity
•

Life annuity: An annuity that guarantees payments for the rest of the annuitant’s life. Payments end with the last monthly payment before the annuitant’s death. Because there is no continuation of benefits following the annuitant’s death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living. It is possible that the Life annuity option could result in only one payment if the annuitant dies immediately after annuitization.

•

Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant’s life. If the annuitant dies before the end of a selected period of time (“period certain”), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant’s life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant’s age and will not exceed 10 years.

•

Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant’s life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

•

Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant’s life expectancy. This option does not guarantee payments for the rest of the annuitant’s life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant’s life, and after the annuitant’s death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

The amount applied to purchase an annuity payout option

(For the purposes of this section, please note that withdrawal charges do not apply to Series C and Series ADV contracts.)

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges that apply under your Retirement Cornerstone ® Series contract.

There is no withdrawal charge imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain. The withdrawal charge applicable under your Retirement Cornerstone® Series contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

Partial Annuitization. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the annuity payout options described here, but if you choose a period certain annuity pay-out, the certain period must be for 10 years or more. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract, we will effect any partial annuitization as a withdrawal applied to a payout annuity. Please note that a withdrawal from your Protected Benefit account to purchase an annuity payout contract will affect your Guaranteed benefit bases just like any other withdrawal. See “How withdrawals are taken from your Total Account Value” earlier in this Section. Also, see the discussion of “Partial Annuitization” in “Tax Information” later in this Prospectus.

Selecting an annuity payout option

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from your contract date or not earlier than five years from your Series CP® contract date (in a limited

72	Accessing your money

number of jurisdictions this requirement may be more or less than five years). Please see Appendix V later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.

For Series CP® contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the Credit that applies to any contribution made within the prior three years. Please see Appendix V later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay your Total account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.

Annuity maturity date

Your contract has a maturity date. In general, the maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law, even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant’s 95th birthday (or older joint annuitant if your contract has joint annuitants), unless you have elected otherwise. If you have a NQ contract with the GMIB and the owner is older than the annuitant, the maturity date is based on the age of the owner. The maturity date may not be less than thirteen months from your contract date, unless otherwise stated in your contract. We will send a notice with the contract statement one year prior to the maturity date and with each quarterly statement until the maturity date. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option, if you do not provide an election by the time of your contract maturity date.

If you have not funded the GMIB, you may either take a lump sum payment or select an annuity payout option on the maturity date. If you do not make an election at maturity, we will apply your Total account value to a life-period certain fixed annuity with payments based on the greater of guaranteed or then current annuity purchase rates.

If you have funded the GMIB, the following applies on the maturity date:

•	For amounts allocated to your Investment account, you may select an annuity payout option or take a lump sum payment.

•

If you do not make an election for your Protected Benefit account value on your maturity date, we will apply the greater of the Protected Benefit account value to (a) and the GMIB benefit base to (b) below:

(a)	a fixed life annuity with payments based on the greater of the guaranteed or then current annuity purchase rates, or

(b)	a supplementary contract with annual payments equal to your GMIB benefit base applied to the applicable GMIB payout factor.

If you elect payments on a joint life basis, the joint life must be your spouse and the joint life GMIB payout factors will be reduced. See “Guaranteed minimum income benefit” in “Contract features and benefits.” You may also elect to have your Protected Benefit account value paid to you in a lump sum or applied to an annuity payout option we are offering at the time.

For amounts allocated to your Investment account, you must select an annuity payout option or take a lump sum payment.

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, your spouse may elect to continue the contract as successor owner upon your death. Under certain circumstances, your surviving spouse may be substituted as annuitant as of the date of your death. If your surviving spouse becomes the annuitant, the maturity date of the contract may be changed based on the age of the new annuitant. For information about spousal continuation please see “Spousal continuation” later in this Prospectus.

Accessing your money	73

5. Charges and expenses

Charges that AXA Equitable deducts

We deduct the following charges each day from the net assets of each variable investment option (including the AXA Ultra Conservative Strategy investment option). Together, they make up the daily “contract fee.” These charges are reflected in the unit values of each variable investment option:

•	An operations charge

•	An administration charge

•	A distribution charge

We deduct the following charges as described later in this section. When we deduct these charges from your variable investment options (including the AXA Ultra Conservative Strategy investment option), we reduce the number of units credited to your contract:

•	On each contract date anniversary — an annual administrative charge, if applicable.

•	At the time you make certain withdrawals or surrender your contract — a withdrawal charge (if applicable).

•

On each contract date anniversary — a charge for each optional benefit you elect: a Guaranteed minimum death benefit (other than the Return of Principal death benefit) and the Guaranteed minimum income benefit.

•	At the time annuity payments are to begin — charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state.

•	At the time you request a transfer in excess of 12 transfers in a contract year — a transfer charge (currently, there is no charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See “Group or sponsored arrangements” later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk.

This does not mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

Separate account annual expenses

Operations charge.  We deduct a daily charge from the net assets in each variable investment option (including the AXA Ultra Conservative Strategy investment option) to compensate us for operations expenses, a portion of which compensates us for mortality and expense risks, described below. In connection with the Protected Benefit account variable investment options, a portion of this charge compensates us for our costs in providing the Return of Principal death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

Series B:	0.80%
Series CP®:	0.95%
Series L:	1.10%
Series C:	1.10%
Series ADV:	0.35%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Series CP® contracts, a portion of this charge also compensates us for any Credits we apply to the contract. We expect to make a profit from this charge. For a discussion of the credit, see “Credits” in “Contract features and benefits” earlier in this Prospectus.

Administration charge.  We deduct a daily charge from the net assets in each variable investment option (including the AXA Ultra Conservative Strategy investment option). The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

Series B:	0.30%
Series CP®:	0.35%
Series L:	0.30%
Series C:	0.25%
Series ADV:	0.20%

74	Charges and expenses

Distribution charge.  We deduct a daily charge from the net assets in each variable investment option (including the AXA Ultra Conservative Strategy investment option) to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

Series B:	0.20%
Series CP®:	0.25%
Series L:	0.25%
Series C:	0.35%
Series ADV:	0.10%

Account value charges

Annual administrative charge.  We deduct an administrative charge from your Total account value on each contract date anniversary. We deduct the charge if your Total account value on the last business day of the contract year is less than $50,000. If your Total account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your Total account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the Investment account variable investment options and the guaranteed interest option (see Appendix V later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from a Special DCA account. If those amounts are insufficient, we will deduct all or a portion of the charge from the Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your Total account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable Guaranteed benefits except as noted under “Effect of your account values falling to zero” in “Determining your contract’s value” earlier in this Prospectus.

Transfer charge

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Any transfer charge will be deducted from the investment options from which the transfer is made. We will not charge for transfers made in connection with one of our dollar cost averaging programs. Also, transfers from a dollar cost averaging program, our Systematic transfer program or our rebalancing program do not count toward your number of transfers in a contract year for the purposes of this charge.

Special service charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing the special service. Except for the duplicate contract charge, we will deduct from your account value any withdrawal charge that applies and the charge for the special service provided.

Wire transfer charge. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Duplicate contract charge. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

Check preparation charge. The standard form of payment for all withdrawals is direct deposit. If direct deposit instructions are not provided, payment will be made by check. Currently, we do not charge for check preparation, however, we reserve the right to impose a charge. We reserve the right to charge a maximum of $85.

Charge for third-party transfer or exchange. Currently, we charge $65 for each third-party transfer or exchange. We deduct a charge for direct rollovers or direct transfers of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. We reserve the right to increase this charge to a maximum of $125. Please see Appendix V later in this Prospectus for variations in your state.

Withdrawal charge

(For Series B, Series CP® and Series L contracts only)

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or to apply your cash value to a non-life contingent annuity payout option. For more information about the withdrawal charge if you select an annuity payout option, see “Your annuity payout options — The amount applied to purchase an annuity payout option” in “Accessing your money” earlier in the Prospectus. For Series CP® contracts, a portion of this charge also compensates us for any Credits we apply to the contract. For a discussion of the Credit, see “Credits” in “Contract features and benefits” earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn. For Series CP® contracts, we do not consider Credits to be contributions. Therefore, there is no withdrawal charge associated with a Credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

Withdrawal charge as a % of contribution Contract Year
	1		2	3	4	5		6	7	8		9	10
Series B	7%		7%	6%	6%	5%		3%	1%	0%	(1)	—	—
Series L	8%		7%	6%	5%	0%	(2)	—	—	—		—	—
Series CP®	8%		8%	7%	6%	5%		4%	3%	2%		1%	0%	(3)
Series C	—	(4)	—	—	—	—		—	—	—		—	—
Series ADV	—	(4)	—	—	—	—		—	—	—		—	—
(1)	Charge does not apply in the 8th and subsequent contract years following contribution.
(2)	Charge does not apply in the 5th and subsequent contract years following contribution.

Charges and expenses	75

(3)	Charge does not apply in the 10th and subsequent contract years following contribution.
(4)	Charge does not apply to Series C and Series ADV contracts.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as “contract year 1” and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See “Tax information” later in this Prospectus.

Please see Appendix V later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your Total account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. Any applicable withdrawal charge will be calculated on the portion of the withdrawal amount that is subject to withdrawal charges. The charge will be taken out of your Protected Benefit account and your Investment account values based on the proportion of the withdrawal amount that is subject to the charge from the respective account values. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your Guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your Total account value. For more information, see “How withdrawals affect your Guaranteed benefits” in “Contract features and benefits” earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.

Free withdrawal amount

Each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge. In the first contract year, the free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. The free withdrawal amount does not apply if you surrender your contract except where required by law.

For contracts without a Guaranteed benefit.  If you do not have a Guaranteed benefit with your contract, your free withdrawal amount is equal to 10% of your Investment account value at the beginning of the contract year.

For contracts with a Guaranteed minimum death benefit and without GMIB.  If you have Guaranteed minimum death benefit with your contract, but do not have the GMIB, your free withdrawal amount is equal to 10% of your Investment account value and 10% of your Protected Benefit account value at the beginning of the contract year. If you do not fund your Guaranteed minimum death benefit until after issue, there is no free withdrawal amount in connection with the Protected Benefit account value prior to the contract date anniversary following the date on which you funded your Guaranteed minimum death benefit. If you fund your Guaranteed minimum death benefit with a transfer, your free withdrawal amount from your Investment account value in that contract year will not be reduced by the amount of the transfer. If you fund the Guaranteed minimum death benefit after issue with a transfer of 100% of your Investment account value, you will not have a free withdrawal amount for the remainder of that contract year.

For contracts with GMIB.  With respect to the Investment account, your free withdrawal amount is 10% of the Investment account value at the beginning of the contract year.

With respect to the Protected Benefit account, the free withdrawal amount is the GMIB benefit base as of the most recent contract date anniversary multiplied by the Annual Roll-up rate in effect on the first day of the contract year. The Deferral bonus Roll-up rate is never used to determine the free withdrawal amount.

If you do not fund your GMIB until after issue, there is no free withdrawal amount in connection with the Protected Benefit account prior to the contract date anniversary following the date on which you funded your GMIB. If you fund your GMIB with a transfer, your free withdrawal amount from your Investment account in that contract year will not be reduced by the amount of the transfer. If you fund the GMIB after issue with a transfer of 100% of your Investment account value, you will not have a free withdrawal amount for the remainder of that contract year.

In general, the amount of any contribution or transfer into the Protected Benefit account and a contribution into the Investment account after the first day of the contract year will not be included in your free withdrawal amount for that contract year.

When a withdrawal is taken from both the Investment account and the Protected Benefit account, the free withdrawal amount is allocated based on the amounts withdrawn from each.

Withdrawal charges will not apply when the GMIB is exercised under the no lapse guarantee on the contract date anniversary following age 95.

Disability, terminal illness, or confinement to nursing home.  There are specific circumstances (described below) under which the withdrawal charge will not apply. At any time after the first contract date anniversary, you may submit a claim to have the withdrawal charge waived if you meet certain requirements. You are not eligible to make a claim prior to your first contract date anniversary. Also, your claim must be on the specific form we provide for this purpose.

The withdrawal charge does not apply if:

(i)	We receive proof satisfactory to us (including certification by a licensed physician) that an owner (or older joint owner, if applicable) is unable to perform three of the following “activities of daily living”:

—	“Bathing” means washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

—	“Continence” means the ability to maintain control of bowel and bladder function; or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

76	Charges and expenses

—	“Dressing” means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

—	“Eating” means feeding oneself by food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

—	“Toileting” means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

—	“Transferring” means moving into or out of a bed, chair or wheelchair.

(ii)	We receive proof satisfactory to us (including certification by a licensed physician) that an owner’s (or older joint owner’s, if applicable) life expectancy is six months or less.

(iii)	An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

—	its main function is to provide skilled, intermediate, or custodial nursing care;

—	it provides continuous room and board to three or more persons;

—	it is supervised by a registered nurse or licensed practical nurse;

—	it keeps daily medical records of each patient;

—	it controls and records all medications dispensed; and

—	its primary service is other than to provide housing for residents.

Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

Guaranteed benefit charges

Return of Principal death benefit.  There is no additional charge for this death benefit.

Highest Anniversary Value death benefit.  If you elect the Highest Anniversary Value death benefit, we deduct a charge annually from your Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option) on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the Highest Anniversary Value benefit base. If you elect this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.

“Greater of” death benefit.  If you elect this death benefit, we deduct a charge annually from your Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option) on each contract date anniversary for which it is in effect. The current charge is equal to 1.05% of the “Greater of“ death benefit base. If you elect this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.

Guaranteed minimum income benefit charge.  If you have the GMIB, we deduct a charge annually from your Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option) on each contract date anniversary until such time that your Lifetime GMIB payments begin or you elect another annuity payout option, whichever occurs first. The current charge is equal to 1.05% of the GMIB benefit base in effect on each contract date anniversary. If you have this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.

For the Highest Anniversary Value death benefit, “Greater of” death benefit and GMIB, we will deduct each charge from your Protected Benefit account variable investment options (including the AXA Ultra Conservative Strategy investment option) on a pro rata basis. If those amounts are insufficient to pay the charge and you have no amounts in the Special DCA program designated for the Protected Benefit account variable investment options, your benefit will terminate without value and you will lose any applicable Guaranteed benefits except as noted under “Effect of your account values falling to zero” in “Determining your contract’s value” earlier in this Prospectus. Your contract will also terminate if you do not have any Investment account value.

For the Highest Anniversary Value death benefit, the “Greater of” death benefit and the GMIB, if any of the following occur on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year:

•	A death benefit is paid;

•	you surrender the contract to receive its cash value;

•	you annuitize your Protected Benefit account value;

•	you transfer 100% of your Protected Benefit account value to the Investment account (following the dropping of your Guaranteed benefits); or

•	you withdraw 100% of your Protected Benefit account value (following the dropping of your Guaranteed benefits).

Fee changes for the Guaranteed minimum income benefit and “Greater of” death benefit

Any time after your second contract date anniversary, we may increase or decrease the charge for the Guaranteed minimum income benefit and “Greater of” death benefit. The charge for each benefit may only change once in a 12 month period and will never exceed the maximum shown in the fee table. You will be notified of a change in the charge at least 30 days in advance. The revised charge is effective 30 days after the charge is declared and will apply as of your next contract date anniversary that is at least 30 days after the fee change is declared and on all contract date anniversaries thereafter. You may not opt out of a fee change but you may drop the benefit if you notify us in writing within 30 days after a fee change is declared. The requirement that all

Charges and expenses	77

withdrawal charges have expired will be waived. See “Dropping or changing your Guaranteed benefits” in “Contract features and benefits,” as well as Appendix I for more information.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

Fee-based expenses (Series ADV contracts only)

The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the contract. Please consult with your program sponsor for more details about your fee-based program. You should consider maintaining sufficient assets outside of this contract in order to pay advisory or custodial account expenses. Withdrawals from your Retirement Cornerstone® - Series ADV contract to pay those expenses will be treated like any other withdrawal. Withdrawals from amounts in your Protected Benefit account may impact your Guaranteed benefits.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

•	Management fees.

•	12b-1 fees.

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options (including the AXA Ultra Conservative Strategy investment option) and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated Portfolios (collectively, the “underlying Portfolios”). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

Variations in charges

We reduce the separate account charge for Series C contracts sold through AXA Advisors in connection with the exchange of certain other variable annuity contracts issued by AXA Equitable. We may also reduce or waive the annual administrative charge. For those contracts, the separate account annual expenses are:

Operations	0.60%
Administration	0.25%
Distribution	0.35%
Total separate account annual expenses	1.20%

Our costs for sales and administration may vary based on a number of factors, including the level of services provided by us or your financial professional and the compensation we expect to pay the financial professional in connection with the sale of the contract(s). We take all these factors into account when reducing the charges.

In order to be eligible for reduced charges, you must exchange your current variable annuity contract issued by AXA Equitable for this contract through an AXA Advisors financial professional. Please note that your current contract must not have any applicable withdrawal charges.

Any variation in charges, pricing or benefits will reflect differences in our cost of selling the contracts and/or the contract services we or your financial professional provide and will not be unfairly discriminatory. Please speak with your financial professional for further information.

Group or sponsored arrangements

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable) or the daily contract charge, or change the minimum initial contribution requirements. We also may change the Guaranteed benefits, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. We may also change the crediting percentage that applies to contributions. Credits are subject to recovery under certain circumstances. See “Credits (for Series CP® contracts)” under ”Contract features and benefits” earlier in this Prospectus. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and operations generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 (“ERISA”) or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

Other distribution arrangements

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

78	Charges and expenses

6. Payment of death benefit

Your beneficiary and payment of benefit

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time while you are alive and the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit in connection with your Investment account is equal to your Investment account value as of the date we receive satisfactory proof of the owner’s (or older joint owner’s, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Series CP® contracts, the Investment account value used to determine the death benefit will first be reduced by the amount of any Credits applied in the one-year period prior to the owner’s (or older joint owner’s, if applicable) death.

The death benefit in connection with any amount in your Protected Benefit account is equal to your Protected Benefit account value or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit), as of the date we receive satisfactory proof of the owner’s (or older joint owner’s, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Series CP® contracts, the Protected Benefit account value used to determine the death benefit will first be reduced by the amount of any Credits applied in the one-year period prior to the owner’s (or older joint owner’s, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner’s (or older joint owner’s, if applicable) death adjusted for any subsequent withdrawals. Payment of the death benefit terminates the contract.

When we use the terms “owner” and “joint owner”, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable.

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. However, you should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

Effect of the owner’s death

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract has a non-natural owner, the death benefit is payable upon the death of the annuitant.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option (“BCO”). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the “Spousal continuation” feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under “Non-spousal joint owner contract continuation.” If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner as discussed below, under “Spousal continuation” or under “Beneficiary continuation option.”

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner’s death (the “5-year rule”). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner’s death. Any such election must be made in accordance with our rules at the time of

Payment of death benefit	79

death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all Guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.

Non-spousal joint owner contract continuation

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner’s death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years and any GMIB and charge will be terminated; or (4) continue the contract under the Beneficiary continuation option. For Series CP® contracts, if any contributions are made during the one-year period prior to the owner’s death, the account value will first be reduced by any Credits applied to any such contributions.

If the contract continues, any Guaranteed minimum death benefit and associated charge will be discontinued. Withdrawal charges, if applicable, will no longer apply, and no subsequent contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues under the “5-year rule”, the death benefit is not payable and the Guaranteed minimum death benefit, if applicable, will continue without change. In general, the GMIB and charge will be discontinued. Withdrawal charges, if applicable, will continue to apply and no subsequent contributions will be permitted.

Spousal continuation

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse’s death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract), may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

•	In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges if applicable will apply if subsequent contributions are made.
•	The applicable Guaranteed minimum death benefit option may continue as follows:

—	If the surviving spouse is age 70 or younger on the date of your death for contracts with the “Greater of” death benefit or age 80 or younger for contracts with the Highest Anniversary Value death benefit, and you were age 84 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

—	If the surviving spouse is age 70 or younger on the date of your death for contracts with the “Greater of” death benefit or age 80 or younger for contracts with the Highest Anniversary Value death benefit, and you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit under the contract. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

—	If the surviving spouse is age 71 or over on the date of your death for the “Greater of” death benefit or age 81 or older for the Highest Anniversary Value death benefit, any applicable Guaranteed minimum death benefit will be frozen (subject to adjustment for subsequent contributions and withdrawals) and the charge will be discontinued.

—	If the “Greater of” death benefit continues, the Roll-up to age 85 benefit base reset, and any Deferral bonus Roll-up amount or Annual Roll-up amount, as applicable, will be based on the surviving spouse’s age.

The GMIB may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse’s age at the date of the deceased spouse’s death. See “Exercise rules” under ‘‘Guaranteed minimum income benefit (‘‘GMIB’’)’’ in ‘‘Contract features and benefits’’ earlier in this Prospectus.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant’s death the annuitant’s spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant’s death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

•	The Guaranteed benefits continue to be based on the older spouse’s age for the life of the contract.

•	If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

•	The withdrawal charge schedule, if applicable, remains in effect.

If you divorce, Spousal continuation does not apply.

80	Payment of death benefit

Beneficiary continuation option

This feature permits a designated individual, on the contract owner’s death, to maintain a contract with the deceased contract owner’s name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional for further information. For a state-by-state description of all material variations of this contract, including information on the availability of the Beneficiary continuation option in your state, see Appendix V later in this Prospectus.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

Beneficiary continuation option for traditional IRA and Roth IRA contracts only.  The Beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the Protected Benefit account value to equal the applicable death benefit if such death benefit is greater than such account value, adjusted for any subsequent withdrawals. For Series CP® contracts, the account value will first be reduced by any Credits applied in the one-year period prior to the owner’s death.

Generally, payments will be made once a year to the beneficiary over the beneficiary’s life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in “Tax information” under “Individual retirement arrangements (IRAs),” the beneficiary may choose the “5-year rule” option instead of annual payments over life expectancy. The “5-year rule” is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the Beneficiary continuation option for IRA and Roth IRA contracts:

•	The contract continues with your name on it for the benefit of your beneficiary.

•	The beneficiary replaces the deceased owner as annuitant.

•	This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

•	If there is more than one beneficiary, each beneficiary’s share will be separately accounted for. It will be distributed over the beneficiary’s own life expectancy, if payments over life expectancy are chosen.

•	The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

•	The beneficiary may make transfers among the Investment account variable investment options and the guaranteed interest option (subject to our rules) but no subsequent contributions will be permitted.

•	The Protected Benefit account variable investment options will no longer be available and no value can be allocated to those investment options.

•	If any Guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

•	The beneficiary may choose at any time to withdraw all or a portion of the Total account value and no withdrawal charges, if any, will apply.

•	Any partial withdrawal must be at least $300.

•	Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

•

Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

Beneficiary continuation option for NQ contracts only.  This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, “beneficiary” refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary’s life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as “scheduled payments.” The beneficiary may choose the “5-year rule” instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the Beneficiary continuation option for NQ contracts:

•	This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

•	The beneficiary automatically replaces the existing annuitant.

Payment of death benefit	81

•	The contract continues with your name on it for the benefit of your beneficiary.

•

If there is more than one beneficiary, each beneficiary’s share will be separately accounted for. It will be distributed over the respective beneficiary’s own life expectancy, if scheduled payments are chosen.

•	The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

•	The beneficiary may make transfers among the Investment account variable investment options but no subsequent contributions will be permitted.

•	The Protected Benefit account variable investment options will no longer be available and no value can be allocated to those investment options.

•	If any Guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

•

If the beneficiary chooses the “5-year rule,” withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

•	Any partial withdrawals must be at least $300.

•	Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary’s death.

•

Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:

•

As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the Protected Benefit account value to equal the applicable death benefit if such death benefit is greater than such Protected Benefit account value adjusted for any subsequent withdrawals. For Series CP® contracts, the account value will first be reduced by any Credits applied in a one-year period prior to the owner’s death.

•	No withdrawal charges, if applicable, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

•	The account value will not be reset to the death benefit amount.

•	The contract’s withdrawal charge schedule, if applicable, will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract’s free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

•

We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the “Withdrawal charges” in “Charges and expenses” earlier in this Prospectus, if applicable.

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include, but are not limited to, the surviving spouse’s age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

82	Payment of death benefit

7. Tax information

Overview

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Retirement Cornerstone® Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and IRS interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (“ERISA”). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

Contracts that fund a retirement arrangement

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements (“IRAs”): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code (“QP contracts”). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to the various Guaranteed benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts.

Transfers among investment options

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

Taxation of nonqualified annuities

Before purchasing or making any subsequent contributions to an NQ contract, taxpayers with incomes over $250,000 should consider the 3.8% Medicare tax on investment income (including, for this purpose, income from NQ contracts) which will be effective after December 31, 2012.

Contributions

You may not deduct the amount of your contributions to a nonqualified annuity contract.

Contract earnings

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

•

if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

•	if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

•	if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

•

if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

Tax information	83

Annuity payments

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See “Partial Annuitization” below.

Annuitization under a Retirement Cornerstone® Series contract occurs when your interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one or more of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining account value or interest in the contract to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

Partial annuitization

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity pay-out, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the con tract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.

Withdrawals made before annuity payments begin

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your Total account value less your total investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract’s value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued but before the end of the first contract year, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

Taxation of Annual withdrawals prior to the beginning of Lifetime GMIB payments and payments under the no lapse guarantee if you have the GMIB

We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Annual withdrawal amounts received before the entire contract is annutized as described above under “Annuity Payments.”) If the value of the Protected Benefit account falls to zero before the maturity date and the no lapse guarantee is still in effect, we will issue a supplementary contract as described earlier in this Prospectus in “Guaranteed minimum income benefit” under “Contract features and benefits”. The payments under the no lapse guarantee will be treated as annuity payments. If you have no value remaining in the Investment account, the entire contract will be annuitized. If you have value remaining in the Investment account, the contract will be treated as partially annuitized as described above. Since the value of the Protected Benefit account has fallen to zero, all of the account value under the contract is allocated to the Investment account, and all of the basis or investment in the contract will remain with the Investment account. Since no investment in the contract is allocated to the stream of payments under the no lapse guarantee, all amounts will be fully taxable over your life.

1035 Exchanges

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

•

the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

84	Tax information

•

the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a “qualified long-term care contract” meeting all specified requirements under the Code or an annuity contract with a “qualified long-term care contract” feature (sometimes referred to as a “combination annuity” contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a “qualified long-term care contract” or “combination annuity” in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner.

Surrenders

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

Death benefit payments made to a beneficiary after your death

For the rules applicable to death benefits, see “Payment of death benefit” earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

Early distribution penalty tax

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

•	on or after your death; or

•	because you are disabled (special federal income tax definition); or

•	in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies) using an
IRS-approved distribution method. We do not anticipate that GMIB Annual withdrawal amount payments made before age 59 1/2 will qualify for this exception.

We will report a life-contingent partial annuitization made to an owner under age 59 1/2 as eligible for an exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59 1/2.

Investor control issues

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 70. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying Portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 70. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying Portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 70, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 70.

Individual retirement arrangements (IRAs)

General

“IRA” stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

•	Traditional IRAs, typically funded on a pre-tax basis; and

•	Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA’s benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up

Tax information	85

and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 (“Individual Retirement Arrangements (IRAs)”). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. We also offer Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under “Charges and expenses” earlier in this Prospectus. We describe the method of calculating payments under “Accessing your money” earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional and Roth IRA contracts (including Inherited IRA contracts) for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

Your right to cancel within a certain number of days

You can cancel either type of the Retirement Cornerstone® Series IRA contract (traditional IRA or Roth IRA) by following the directions in “Your right to cancel with a certain number of days” under “Contract features and benefits” earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

Traditional individual retirement annuities (traditional IRAs)

Contributions to traditional IRAs.  Individuals may make three different types of contributions to purchase a traditional IRA or as additional contributions to an existing IRA:

•	“regular” contributions out of earned income or compensation; or

•	tax-free “rollover” contributions; or

•	direct custodian-to-custodian transfers from other traditional IRAs (“direct transfers”).

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase the contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, the following Retirement Cornerstone® Series contracts must be purchased through a direct transfer contribution or rollover contribution: Series L, Series CP®, Series C or Series ADV. Since the minimum initial contribution AXA Equitable requires to purchase the Retirement Cornerstone® Series B contract is $5,000, which is the same as the current maximum regular contribution you can make to an IRA for a taxable year, the Retirement Cornerstone® Series B contract may be purchased through a regular contribution as well as direct transfer or rollover contribution.

Regular contributions to traditional IRAs

Limits on contributions.  The “maximum regular contribution amount” for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional “catch-up contributions” of up to $1,000 to your traditional IRA.

Special rules for spouses.  If you are married and file a joint Federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse’s traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,000 or 100% of “earned income” to a traditional IRA for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.

Deductibility of contributions.  The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual’s personal

86	Tax information

situation (including his/her spouse). IRS Publication 590, “Individual Retirement Arrangements (IRAs)” which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual’s income limits for determining contributions and deductions all may be adjusted annually for cost of living.

Nondeductible regular contributions.  If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse’s traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50 – 70 1/2”catch-up” contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See “Withdrawals, payments and transfers of funds out of traditional IRAs” later in this section for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

When you can make regular contributions.  If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designated the year for which you are making the contribution.

Rollover and direct transfer contributions to traditional IRAs

Rollover contributions may be made to a traditional IRA from these “eligible retirement plans”:

•	qualified plans;

•	governmental employer 457(b) plans;

•	403(b) plans; and

•	other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Rollovers from “eligible retirement plans” other than traditional IRAs

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an Inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

•	Do it yourself:

You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

•	Direct rollover:

You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

•	“required minimum distributions” after age 70 1/2 or retirement from service with the employer; or

•	substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

•	substantially equal periodic payments made for a specified period of 10 years or more; or

•	hardship withdrawals; or

•	corrective distributions that fit specified technical tax rules; or

•	loans that are treated as distributions; or

•	death benefit payments to a beneficiary who is not your surviving spouse; or

•	qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

Rollovers of after-tax contributions from eligible retirement plans other than traditional IRAs

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See “Taxation of Payments” later in this section under “Withdrawals, payments and transfers of funds out of traditional IRAs.” After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

Tax information	87

Rollovers from traditional IRAs to traditional IRAs

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

Spousal rollovers and divorce-related direct transfers

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse’s traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Excess contributions to traditional IRAs

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

•	regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

•	regular contributions to a traditional IRA made after you reach age 70 1/2, or

•	rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publication 590 for further details.

Recharacterizations

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having “recharacterized” your contribution.

Withdrawals, payments and transfers of funds out of traditional IRAs

No federal income tax law restrictions on withdrawals.  You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

Taxation of payments.  Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

•	the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

•

the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See “Rollovers from eligible retirement plans other than traditional IRAs” in “Traditional individual retirement annuities (traditional IRAs)” earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a “conduit IRA” before being rolled back into a qualified plan. See your tax adviser.

Required minimum distributions

Background on Regulations — Required Minimum Distributions.  Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, Guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

88	Tax information

Lifetime required minimum distributions.  You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

When you have to take the first lifetime required minimum distribution.  The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your “Required Beginning Date”, which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year — the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

How you can calculate required minimum distributions.  There are two approaches to taking required minimum distributions — “account-based” or “annuity-based.”

Account-based method.  If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change.

If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

Annuity-based method.  If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans?  No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

Will we pay you the annual amount every year from your traditional IRA based on the method you choose?  We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our “automatic required minimum distribution (RMD) service.” Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

What if you take more than you need to for any year?  The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

What if you take less than you need to for any year?  Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

What are the required minimum distribution payments after you die?  These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

Individual beneficiary.  Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary’s life expectancy using the “term certain method.” That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner’s death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the “5-year rule.” Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner’s death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner’s death. No distribution is required before that fifth year.

Spousal beneficiary.  If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse’s single life expectancy. Any amounts distributed after that surviving spouse’s death are made over the spouse’s life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until

Tax information	89

he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

Non-individual beneficiary.  If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under “Individual beneficiary”. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Spousal continuation

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

Borrowing and loans are prohibited transactions

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

Early distribution penalty tax

A penalty tax of 10 % of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

•	made on or after your death; or

•	made because you are disabled (special federal income tax definition); or

•	used to pay certain extraordinary medical expenses (special federal income tax definition); or

•	used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

•	used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or
•	used to pay certain higher education expenses (special federal income tax definition); or

•

in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. See “Substantially equal withdrawals” under “Accessing your money” earlier in this Prospectus. We will calculate the substantially equal payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in “Withdrawals, payments and transfers of funds out of traditional IRAs” earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

Making additional contributions to the contract is treated as changing the pattern of withdrawals. It does not matter whether the additional contributions are made by direct transfer or rollover; nor does it matter if they are made to the Investment account or the Protected Benefit account. Because the penalty exception method does not permit additional contributions or payment changes to restore any benefit base under the contract, you and your tax adviser should consider carefully whether you should elect the Substantially equal withdrawals option or any other method of penalty exception withdrawals if you have allocated, or intend to allocate, amounts to the Protected Benefit account value after starting Substantially equal withdrawals.

Roth individual retirement annuities (Roth IRAs)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under “Traditional individual retirement annuities (traditional IRAs).”

The Retirement Cornerstone® Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

Contributions to Roth IRAs. Individuals may make four different types of contributions to a Roth IRA:

•	regular after-tax contributions out of earnings; or

•	taxable rollover contributions from traditional IRAs or other eligible retirement plans (“conversion rollover” contributions); or

•	tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans; or

90	Tax information

•	tax-free direct custodian-to-custodian transfers from other Roth IRAs (“direct transfers”).

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See “Rollovers and direct transfer contributions to Roth IRAs” later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

For Retirement Cornerstone® Series CP®, Series L, Series C and Series ADV Roth IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be “regular” contributions out of compensation.

Regular contributions to Roth IRAs

Limits on regular contributions. The “maximum regular contribution amount” for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under “Special rules for spouses” earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach age 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual’s income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, “Individual Retirement Arrangements (IRAs)” for the rules applicable to the current year.

When you can make contributions. Same as traditional IRAs.

Deductibility of contributions.   Roth IRA contributions are not tax deductible.

Rollovers and direct transfer contributions to Roth IRAs

What is the difference between rollover and direct transfer transactions?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

•	another Roth IRA;

•	a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover (“conversion rollover”);

•	a “designated Roth contribution account” under a 401(k) plan, a 403(b) plan or a governmental employer Section 457(b) plan (direct or 60-day); or

•	from non-Roth accounts under another eligible retirement plan, as described below under “Conversion rollover contributions to Roth IRAs.”

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Conversion rollover contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code Section 401(a) qualified plan, a 403(b) plan, and a governmental employer Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA — whether or not it is the traditional IRA you are converting — a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

Tax information	91

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual’s gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

How to recharacterize.  To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

Withdrawals, payments and transfers of funds out of Roth IRAs

No federal income tax law restrictions on withdrawals.  You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

•	rollovers from a Roth IRA to another Roth IRA;

•	direct transfers from a Roth IRA to another Roth IRA;

•	qualified distributions from a Roth IRA; and

•	return of excess contributions or amounts recharacterized to a traditional IRA.

Qualified distributions from Roth IRAs.  Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

•	you are age 59 1/2 or older; or

•	you die; or

•	you become disabled (special federal income tax definition); or

•

your distribution is a “qualified first-time homebuyer distribution” (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

92	Tax information

Nonqualified distributions from Roth IRAs.  Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)	Regular contributions.

(2)	Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

(a)	Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

(b)	Nontaxable portion.

(3)	Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)	All distributions made during the year from all Roth IRAs you maintain — with any custodian or issuer — are added together.

(2)	All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)	All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

Required minimum distributions during life

Lifetime required minimum distributions do not apply.

Required minimum distributions at death

Same as traditional IRA under “What are the required minimum distribution payments after you die?”, assuming death before the Required Beginning Date.

Payments to a beneficiary after your death

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

Borrowing and loans are prohibited transactions

Same as traditional IRA.

Excess contributions to Roth IRAs

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

Early distribution penalty tax

Same as traditional IRA.

Federal and state income tax withholding and information reporting

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

•	We might have to withhold and/or report on amounts we pay under a free look or cancellation.

•

We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Tax information	93

Federal income tax withholding on periodic annuity payments

Federal tax rules require payers to withhold differently on “periodic” and “non-periodic” payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner’s correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner’s withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

Federal income tax withholding on non-periodic annuity payments (withdrawals)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

Special rules for contracts funding qualified plans

The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

Mandatory withholding from qualified plan distributions

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

Impact of taxes to AXA Equitable

The contracts provide that we may charge Separate Account No. 70 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

94	Tax information

8. More information

About Separate Account No. 70

Each variable investment option is a subaccount of Separate Account No. 70. We established Separate Account No. 70 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 70 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 70 that represent our investments in Separate Account No. 70 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 70 assets in any investment permitted by applicable law. The results of Separate Account No. 70’s operations are accounted for without regard to AXA Equitable’s other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 70. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 70 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 70. Although Separate Account No. 70 is registered, the SEC does not monitor the activity of Separate Account No. 70 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 70 invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust.

We reserve the right subject to compliance with laws that apply:

(1)	to add variable investment options to, or to remove variable investment options from, Separate Account No. 70, or to add other separate accounts;

(2)	to combine any two or more variable investment options;

(3)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)	to operate Separate Account No. 70 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 70 or a variable investment option directly);

(5)	to deregister Separate Account No. 70 under the Investment Company Act of 1940;

(6)	to restrict or eliminate any voting rights as to Separate Account No. 70;
(7)	to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)	to limit or terminate contributions or transfers into any of the variable investment options; and

(9)	to limit the number of variable investment options you may select.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 70, you will be notified of such exercise, as required by law.

About the Trusts

The Trusts are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or “loads” for buying and selling their shares. All dividends and other distributions on the Trusts’ shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plans, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract’s account value or any Guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract’s account value and such Guaranteed benefits. The general obligations and any Guaranteed benefits under the contract are supported by AXA Equitable’s general account and are subject to AXA Equitable’s claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Series CP® contracts, credits allocated to your account value are funded from our general account.

More information	95

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a “covered security” under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

About other methods of payment

Wire transmittals and electronic transactions

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under “How you can make your contributions” under “Contract features and benefits” earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt Form. We may also require additional information. Until we receive the Acknowledgement of Receipt Form, (i.e. withdrawals and surrenders) financial transactions will not be permitted unless you request them in writing, sign the request and have it signature guaranteed. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, subsequent contributions may be transmitted by wire.

Automatic investment program

You may use our automatic investment program, or “AIP,” to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as a subsequent contribution into a contract on a monthly or quarterly basis. AIP is available for NQ, traditional IRA and Roth IRA contracts. AIP is not available for QP or Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) contracts.

The minimum amounts we will deduct are $100 monthly and $300 quarterly. AIP subsequent contributions may be allocated to any of the variable investment options, but not to a Special DCA program. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month. For contracts with a Guaranteed benefit, AIP contributions with allocations to the Protected Benefit account variable investment options will be allocated to corresponding Investment account variable investment options that invest in the same Portfolios after the date the first withdrawal is taken from the Protected Benefit account.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

Dates and prices at which contract events occur

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Business day

Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

•

If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

•	When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

96	More information

•

If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the “closing time” for such orders will be earlier than 4:00 p.m., Eastern Time.

Contributions, Credits and transfers

•	Contributions (and Credits, for Series CP® contracts only) allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

•	Contributions (and Credits, for Series CP® contracts only) allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

•	Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information or you can call our processing office.

•	Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

•	Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

•	For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

About your voting rights

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

•	the election of trustees; or

•	the formal approval of independent public accounting firms selected for each Trust; or

•	any other matters described in the prospectus for each Trust or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable’s variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

Separate Account No. 70 voting rights

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

Changes in applicable law

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

Misstatement of age

If the age of any person upon whose life or age a benefit provided under a Guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that Guaranteed benefit at the correct age, (i) the benefit will be rescinded; (ii) any charges that were deducted for the benefit will be refunded and applied to the Total account value of the contract, and (iii) only the death benefit provided by amounts allocated to the Investment account will apply.

Statutory compliance

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

More information	97

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

About legal proceedings

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in Separate Account No. 70, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

Financial statements

The consolidated financial statements of AXA Equitable are in the SAI. The financial statement of Separate Account No. 70 is not included in the SAI because as of December 31, 2011, Separate Account No. 70 had not commenced operations. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

Transfers of ownership, collateral assignments, loans and borrowing

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office.

Any Guaranteed benefit in effect will generally terminate if you change ownership of the contract. A Guaranteed benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant’s life. It will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family’s) benefit; it will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

For a state-by-state description of all material variations of this contract, including information regarding the termination of benefits under your contract, see Appendix V later in this Prospectus.

In general, you cannot assign or transfer ownership of an IRA or QP contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner’s death see “Beneficiary continuation option” in “Payment of death benefit” earlier in this Prospectus. You may direct the transfer of the values under your IRA or QP contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your Total account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate’s) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, a collateral assignment will terminate your optional benefits. All withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee’s prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See “Tax information” earlier in this Prospectus.

About Custodial IRAs

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

How divorce may affect your Guaranteed benefits

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a Guaranteed benefit, we

98	More information

will not divide the benefit base(s) used to calculate the benefits as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the Protected Benefit account to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract even if the withdrawal is made to fund an AXA Equitable contract owned by your ex-spouse. This means that your Guaranteed benefit will be reduced and a withdrawal charge may apply.

Distribution of the contracts

The contracts are distributed by both AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) (together, the “Distributors”). The Distributors serve as principal underwriters of Separate Account No. 70. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors (“Selling broker-dealers”).

AXA Equitable pays compensation to both Distributors based on contracts sold (except for Series ADV contracts sold through AXA Distributors.) AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors, AXA Advisors, or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contracts and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges and expenses” earlier in this Prospectus.

AXA Advisors Compensation.

For Series B, Series L, Series CP® and Series C contracts:

AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors (‘‘contribution-based compensation’’). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the Total account value of the contract sold (‘‘asset-based compensation’’). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

For Series ADV contracts:

AXA Equitable pays compensation to AXA Advisors based on the advisory fee associated with the custodial account. For contracts sold through AXA Advisors, AXA Advisors will retain 50% of the advisory fee and the financial professional will get the other 50%.

For all contract Series, AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

For Series B, Series L, Series CP® and Series C contracts, when a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contract your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

Differential compensation.  In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as “overrides.” For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

More information	99

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of the FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category. For more information, contact your financial professional.

AXA Distributors Compensation.

For all contract series except Series ADV:

AXA Equitable pays contribution-based and asset-based compensation (together “compensation”) to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor’s Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor’s Selling broker-dealers. This compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the contract’s Total account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

For Series ADV contracts:

For contracts sold through AXA Distributors, AXA Distributors will not receive any compensation.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable’s distribution agreements with AXA Distributors.

Additional payments by AXA Distributors to Selling broker-dealers. (The following section applies to all contract series except Series ADV)

AXA Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products such as the Retirement Cornerstone® Series contracts on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”).

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2011) received additional payments. These additional payments ranged from $81 to $4,973,724. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation

Advantage Capital Corporation

A.G. Edwards

American Portfolios Financial Services

Ameriprise Financial Services, Inc.

Associated Securities Corp.

Bank of America

BBVA Compass Investment Solutions, Inc.

CCO Investment Services Corp.

Centaurus Financial, Inc.

Commonwealth Financial Network

CUSO Financial Services, L.P.

Essex National Securities Inc.

Financial Network Investment Corporation

First Allied Securities

First Citizens Investor Services, Inc.

100	More information

First Tennessee Brokerage, Inc.

FSC Securities Corporation

Geneos Wealth Management, Inc.

H.D. Vest Investment Securities, Inc.

Investment Centers of America/First Dakota Inc.

IFC Holdings Inc. DBA Invest Financial Corporation

Investment Professionals, Inc.

Investors Capital Corporation

J.P. Turner & Company, LLC

James T. Borello & Co.

Janney Montgomery Scott, LLC

Key Investment Services, LLC

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corporation

LPL Financial Corporation

M&T Securities, Inc.

Merrill Lynch Life Agency Inc.

Morgan Keegan & Co., Inc.

Morgan Stanley Smith Barney – Morgan Stanley & Co., Incorporated

Multi-Financial Securities Corporation

National Planning Corporation

Next Financial Group, Inc.

NFP Securities, Inc.

Plan Member Financial Corporation

PNC Investments

Prime Capital Services

PrimeVest Financial Services, Inc.

Raymond James & Associates Inc

Raymond James Financial Services

RBC Capital Markets Corp.

Robert W Baird & Co.

Royal Alliance Associates Inc.

Sage Point Financial, Inc

Securities America, Inc.

SII Investments, Inc.

Sorrento Pacific Financial, LLC

Stifel, Nicolaus & Co.

Summit Brokerage Services, Inc

Termed/Mutual Service Corporation

Transamerica Financial Advisors, Inc.

U.S. Bancorp Investments, Inc.

UBS Financial Services, Inc.

UVEST Financial Services Group, Inc.

Waterstone Financial Group, Inc.

Wells Fargo Advisors Financial Network LLC

Wells Fargo Advisors

Wells Fargo Advisors, LLC

Wells Fargo Investments, LLC

More information	101

Appendix I: Dropping or changing your Guaranteed benefits

Pre-Funding Drop or Change

The following table is designed to show your options if you decide to drop your Guaranteed benefit(s) prior to the funding of your Protected Benefit account. In general, you can drop your GMIB and change your Guaranteed minimum death benefit. However, in general, your Guaranteed minimum death benefit cannot be dropped or changed without first dropping your GMIB. You may drop the “Greater of” death benefit only if we exercise our contractual right to change the fee for the “Greater of” death benefit without a change to the fee for GMIB. All requests to drop or change a Guaranteed benefit must be submitted on an administrative form we provide for this specific purpose.

Guaranteed benefit Combination	Pre-Funding Drop of:	Your Option(s) or Result	Following the Drop or Change
• GMIB • Return of Principal death benefit	GMIB	• You can change your death benefit to the Highest Anniversary Value death benefit. If you do not make this change, the Return of Principal death benefit will remain.	• You can drop the Highest Anniversary Value death benefit, either pre-funding or post-funding. • You can drop the Return of Principal death benefit post-funding only.

• GMIB • Highest Anniversary Value death benefit	GMIB	• You can keep your Highest Anniversary Value death benefit. -or- • You can change your death benefit to the Return of Principal death benefit.	• You can drop the Highest Anniversary Value death benefit, either pre-funding or post-funding. • You can drop the Return of Principal death benefit post-funding only.

• GMIB • Highest Anniversary Value death benefit	Both benefits	• The Return of Principal death benefit will automatically become your new guaranteed minimum death benefit.	• You can drop the Return of Principal death benefit post-funding only.

• GMIB • “Greater of” death benefit	GMIB

•    By dropping your GMIB, you are no longer eligible to have the “Greater of” death benefit.

•    You can change your death benefit to the Highest Anniversary Value death benefit. If you do not make this change, the Return of Principal death benefit will automatically become your new guaranteed minimum death benefit.

• You can drop the Highest Anniversary Value death benefit, either pre-funding or post-funding. • You can drop the Return of Principal death benefit post-funding only.

• GMIB • “Greater of” death benefit	Both benefits

•    You can change your death benefit to the Highest Anniversary Value death benefit. If you do not make this change, the Return of Principal death benefit will automatically become your new guaranteed minimum death benefit.

• You can drop the Highest Anniversary Value death benefit, either pre-funding or post-funding. • You can drop the Return of Principal death benefit post-funding only.

• GMIB • “Greater of” death benefit	“Greater of” death benefit(1)

•    You can change your death benefit to the Highest Anniversary Value death benefit. If you do not make this change, the Return of Principal death benefit will automatically become your new guaranteed minimum death benefit.

• You can drop the Highest Anniversary Value death benefit, either pre-funding or post-funding. • You can drop the Return of Principal death benefit post-funding only.

I-1	Appendix I: Dropping or changing your Guaranteed benefits

Guaranteed benefit Combination	Pre-Funding Drop of:	Your Option(s) or Result	Following the Drop or Change
• Highest Anniversary Value death benefit	Highest Anniversary Value death benefit	• The Return of Principal death benefit will automatically become your new guaranteed minimum death benefit.	• You can drop the Return of Principal death benefit post-funding only.

• Return of Principal death benefit	Not Applicable: The Return of Principal death benefit cannot be dropped prior to funding the Protected Benefit account
(1)	You may drop the “Greater of” death benefit without dropping the GMIB only if we exercise our contractual right to change the fee for the “Greater of” death benefit without a change to the fee for the GMIB. We must receive your request to drop the “Greater of” death benefit within 30 days of the fee change notification.

Post-Funding Drop

The following table is designed to show your options if you decide to drop your Guaranteed benefit(s) after you have funded your Protected Benefit account. In general, you can drop both your GMIB and Guaranteed minimum death benefit or, in some cases, drop your GMIB and retain your Guaranteed minimum death benefit. However, in general, your Guaranteed minimum death benefit cannot be dropped without first dropping your GMIB. You may drop the “Greater of“ death benefit only if we exercise our contractual right to change the fee for the ”Greater of“ death benefit without a change to the fee for the GMIB. All requests to drop a Guaranteed benefit must be submitted on an administrative form we provide for this specific purpose. Please see “Dropping or changing your Guaranteed benefits” in “Contract features and benefits” for information on when you are eligible to drop your Guaranteed benefits after having funded your Protected Benefit account.

Guaranteed benefit Combination	Post-Funding Drop of:(1)	Your Option(s) or Result	Following the Drop
• GMIB • Return of Principal death benefit	GMIB	• The Return of Principal death benefit will remain in effect.

•    You can drop the Return of Principal death benefit by notifying us and taking a full withdrawal of your Protected Benefit account value or making a one-time transfer to the Investment account variable investment options and the guaranteed interest option.

• GMIB • Return of Principal death benefit	Both benefits

•    Your Guaranteed benefits will terminate by notifying us and taking a full withdrawal of your Protected Benefit account value or making a one-time transfer to the Investment account variable investment options and the guaranteed interest option.

Not Applicable.
• GMIB • Highest Anniversary Value death benefit	GMIB	• Your Highest Anniversary Value death benefit remains in effect.

•    You can drop the Highest Anniversary Value death benefit by notifying us and taking a full withdrawal of your Protected Benefit account value or making a one-time transfer to the Investment account variable investment options and the guaranteed interest option.

• GMIB • Highest Anniversary Value death benefit	Both benefits

•    Your Guaranteed benefits will terminate by notifying us and taking a full withdrawal of your Protected Benefit account value or making a one-time transfer to the Investment account variable investment options and the guaranteed interest option.

Not Applicable.

Appendix I: Dropping or changing your Guaranteed benefits	I-2

Guaranteed benefit Combination	Post-Funding Drop of:(1)	Your Option(s) or Result	Following the Drop
• GMIB • “Greater of” death benefit	GMIB

•    By dropping your GMIB, you are no longer eligible to have the “Greater of” death benefit.

•    The Return of Principal death benefit will become your new Guaranteed minimum death benefit. The Return of Principal benefit base will equal all contributions and transfers to your Protected Benefit account, adjusted for withdrawals on a pro rata basis.

• You can drop the Return of Principal death benefit at a later date.
• GMIB • “Greater of” death benefit	Both benefits

•    Your Guaranteed benefits will terminate by notifying us and taking a full withdrawal of your Protected Benefit account value or making a one-time transfer to the Investment account variable investment options and the guaranteed interest option.

Not Applicable.
• GMIB • “Greater of” death benefit	“Greater of” death benefit(2)	• The Return of Principal death benefit will automatically become your new guaranteed minimum death benefit.	• You can drop the Return of Principal death benefit post-funding only.
• Highest Anniversary Value death benefit	Highest Anniversary Value death benefit

•    Your Guaranteed benefit will terminate by notifying us and taking a full withdrawal of your Protected Benefit account value or making a one-time transfer to the Investment account variable investment options and the guaranteed interest option.

Not Applicable.
• Return of Principal death benefit	Return of Principal death benefit

•    Your Guaranteed benefit will terminate by notifying us and taking a full withdrawal of your Protected Benefit account value or making a one-time transfer to the Investment account variable investment options and the guaranteed interest option.

Not Applicable.
(1)	When a Guaranteed benefit (other than the Return of Principal death benefit) is dropped on any date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.
(2)	You may drop the “Greater of” death benefit without dropping the GMIB only if we exercise our contractual right to change the fee for the “Greater of” death benefit without a change to the fee for the GMIB. We must receive your request to drop the “Greater of” death benefit within 30 days of the fee change notification.

I-3	Appendix I: Dropping or changing your Guaranteed benefits

Appendix II: Purchase considerations for QP contracts

Trustees who are considering the purchase of a Retirement Cornerstone® Series contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer’s plan. There are significant issues in the purchase of a Retirement Cornerstone® Series contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Retirement Cornerstone® Series QP contract or another annuity contract. Therefore, you should purchase a Retirement Cornerstone® Series QP contract to fund a plan for the contract’s features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A “designated Roth contribution account” is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to a Guaranteed benefit. If in a defined benefit plan the plan’s actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan’s actuary will be required to determine a current dollar value of each plan participant’s accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant’s normal retirement benefit that can be funded by a QP contract is 80%. The total account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the Total account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee’s accrued benefit.

While the contract is owned by the plan trust, all payments under the contract will be made to the defined benefit plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, prior to the contract conversion, it is the plan’s responsibility to adjust the value of the contract to the actuarial equivalent of the participant’s benefit.

AXA Equitable’s only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan’s administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.

Given that required minimum distributions (“RMDs”) must generally commence from the plan for annuitants after age 70 1/2, trustees should consider the following in connection with the GMIB:

•	whether RMDs the plan administrator must make under QP contracts would cause withdrawals to be treated as Excess withdrawals and reduce the value of the Guaranteed benefits;

•

that provisions in the Treasury Regulations on RMDs require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating RMDs. This could increase the amounts required to be distributed; and

•

that if the Protected Benefit account value goes to zero as provided under the contract, resulting payments will be made to the trustee and that portion of the Retirement Cornerstone® Series contract may not be rollover eligible.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

Appendix II: Purchase considerations for QP contracts	II-1

Appendix III: Guaranteed benefit base examples

Assuming $100,000 is invested in the Protected Benefit investment options, with no additional contributions, no transfers and no withdrawals, the Guaranteed minimum death benefit base and Guaranteed minimum income benefit base for an owner age 60 would be calculated as follows:

		Guaranteed Minimum Death Benefit				Guaranteed minimum income benefit

End of Contract Year	Protected Benefit Account Value	Return of Principal benefit base	Highest Anniversary Value to age 85 benefit base	Roll-up to age 85 benefit base	‘‘Greater of’’ benefit base	GMIB benefit base
1	$103,000	$100,000(1)	$103,000(2)	$104,000	$104,000(5)	$104,000

2	$107,120	$100,000(1)	$107,120(2)	$108,160	$108,160(5)	$108,160

3	$113,547	$100,000(1)	$113,547(2)	$113,547(4)	$113,547(5)	$113,547

4	$120,360	$100,000(1)	$120,360(2)	$120,360(4)	$120,360(5)	$120,360

5	$128,785	$100,000(1)	$128,785(2)	$128,785(4)	$128,785(5)	$128,785

6	$126,210	$100,000(1)	$128,785(3)	$133,937	$133,937(5)	$133,937

7	$128,734	$100,000(1)	$128,785(3)	$139,294	$139,294(5)	$139,294

Protected Benefit account value

The Protected Benefit account values for contract years 1 through 7 are based on hypothetical rates of return of 3.00%, 4.00%, 6.00%, 6.00%, 7.00%, (2.00)%, and 2.00%, respectively. We are using these rates solely to illustrate how the benefit is calculated. The rates of return bear no relationship to past or future investment results.

For example, at the end of contract year 1, the Protected Benefit account value equals $103,000

Calculated as follows: $100,000 x (1+3.00%) = $103,000

Your applicable death benefit in connection with the Protected Benefit variable investment options is equal to the Protected Benefit account value or the Guaranteed minimum death benefit base, if greater.

Guaranteed Minimum Income Benefit

GMIB Benefit Base

The example assumes no withdrawals under the contract, therefore the Deferral bonus Roll-up rate would apply. At the end of contract year 1, the GMIB benefit base is equal to the initial contribution to the Protected Benefit account, multiplied by [1+ the Deferral bonus Roll-up rate of 4.00%]. For contract years 2, 6 and 7, the GMIB benefit base is equal to the previous year’s GMIB benefit base multiplied by [1+ the Deferral bonus Roll-up rate of 4.00%]. At the end of contract years 3 through 5, the GMIB benefit base is reset to the current Protected Benefit account value.

For example:

•	At the end of contract year 2, the GMIB benefit base equals $108,160

Calculated as follows: $104,000 x (1+4.00%) = $108,160

•	At the end of contract year 4, the GMIB benefit base equals $120,360

The GMIB benefit base is being ‘reset’ to equal the Protected Benefit account value of $120,360

Guaranteed Minimum Death Benefit

Return of Principal benefit base

(1)	At the end of contract years 1 through 7, the Return of Principal death benefit base is equal to the initial contribution to the Protected Benefit account variable investment options.

III-1	Appendix III: Guaranteed benefit base examples

Highest Anniversary Value benefit base

(2)	At the end of contract years 1 through 5, the Highest Anniversary Value benefit base is equal to the current Protected Benefit account value.

   For example:

•	At the end of contract year 2, Highest Anniversary Value benefit base equals the Protected Benefit account value of $107,120

(3)	At the end of contract years 6 and 7, the benefit base is equal to the Highest Anniversary Value benefit base at the end of the prior year since it is higher than the current Protected Benefit account value.

   For example:

•	At the end of contract year 6, Highest Anniversary Value benefit base equals $128,785 or the Highest Anniversary Value benefit base at the end of year 5.

Roll-up to age 85 benefit base

The example assumes no withdrawals under the contract, therefore the Deferral bonus Roll-up rate would apply. The Deferral bonus Roll-up rate for the Roll-up to age 85 benefit base is assumed to be the Deferral bonus Roll-up rate, which is 4.00%. At the end of contract year 1, the Roll-up to age 85 benefit base is equal to the initial contribution to the Protected Benefit account, multiplied by [1 + the Deferral Bonus Roll-up rate of 4.00%]. At the end of contract years 2, 6 and 7, the Roll-up to age 85 benefit base is equal to the previous year’s Roll-up to age 85 benefit base, multiplied by [1 + the Deferral bonus Roll-up rate of 4.00%]. At the end of contract years 3 through 5, the Roll-up to age 85 benefit base is reset to the current Protected Benefit account value.

For example:

•	At the end of contract year 2, Roll-up to age 85 benefit base equals $108,160

 Calculated as follows: $104,000 x (1+4.00%) = $108,160

(4)	At the end of contract year 4, the Roll-up to age 85 benefit base is reset to the current account value.

•	At the end of contract year 4, Roll-up to age 85 benefit base equals $120,360

 The GMIB benefit base is being ‘reset’ to equal the Protected Benefit account value of $120,360

“Greater of” Death benefit base

The “Greater of” death benefit base is the greater of (i) the Roll-up to age 85 benefit base, and (ii) the Highest Anniversary Value benefit base.

(5)	At the end of contract years 1 through 7, the benefit base is based on the Roll-Up to age 85 benefit base.

   For example:

•	At the end of contract year 6, Greater of Death Benefit Base equals the Roll-Up to age 85 benefit base of $133,937

Appendix III: Guaranteed benefit base examples	III-2

Appendix IV: Hypothetical illustrations

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account values (Investment account value and Protected Benefit account value), cash value and the values of the “Greater of” death benefit, the Guaranteed minimum income benefit (“GMIB”), and the Annual withdrawal amount, under certain hypothetical circumstances for the Retirement Cornerstone® Series contracts (Series B, Series L, Series CP®, Series C and Series ADV). The tables illustrate the operation of the contract based on a male, issue age 65, who makes a single $100,000 contribution and takes no withdrawals. Also, the tables illustrate that $60,000 is allocated to the Protected Benefit account variable investment options, and $40,000 is allocated to the Investment account variable investment options. The amounts shown are for the beginning of each contract year and assume that all of the account values are invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying Portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.55)%, 3.45% for the Series B Protected Benefit account variable investment options and (2.40)%, 3.60% for the Series B Investment account variable investment options; (2.90)%, 3.10% for the Series L Protected Benefit account variable investment options and (2.75)%, 3.25% for the Series L Investment account variable investment options; (2.80)%, 3.20% for the Series CP® Protected Benefit account variable investment options and (2.65)%, 3.35% for the Series CP® Investment account variable investment options; (2.95)%, 3.05% for the Series C Protected Benefit account variable investment options and (2.80)%, 3.20% for the Series C Investment account variable investment options; (1.90)%, 4.10% for the Series ADV Protected Benefit account variable investment options and (1.75)%, 4.25% for the Series ADV Investment account variable investment options at the 0% and 6% gross annual rates, respectively.

These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your Protected Benefit account value annually for the “Greater of” death benefit and GMIB features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the “Greater of” death benefit charge, the GMIB charge, any applicable administrative charge and withdrawal charge. Please note that charges for the “Greater of” death benefit and GMIB are always deducted from the Protected Benefit account value.

The values shown under “Next Year’s Annual withdrawal amount” for ages 70 through 95 reflect the Annual withdrawal amount available without reducing the “Greater of” death benefit base or GMIB benefit base. A “0” under the Protected Benefit account value column at age 95 indicates that the “Greater of” death benefit has terminated due to insufficient account value. However, the Lifetime GMIB payments under the GMIB have begun, and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.19% for the Protected Benefit account variable investment options (for each Series) and of 0.59% for the Investment account variable investment options (for each Series), (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.81% for the Protected Benefit account variable investment options (for each Series) and 0.26% for the Investment account variable investment options (for each Series) and (3) 12b-1 fees equivalent to an effective annual rate of 0.25% for the Protected Benefit account variable investment options (for each Series) and 0.25% for the Investment account variable investment options (for each Series). These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the Protected Benefit account variable investment options and Investment account variable investment options, respectively. The actual rates associated with any contract will vary depending upon the actual allocation of the Total account value among the investment options. These rates do not reflect the fees and expenses for the AXA Ultra Conservative Strategy Portfolio, which is not available for direct allocations. These rates also do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the prospectuses for the underlying portfolios. With these expense limitation arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

IV-1	Appendix IV: Hypothetical illustrations

ILLUSTRATION OF TOTAL ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED BENEFITS

Variable Deferred Annuity

Retirement Cornerstone® - Series B

$100,000 single contribution and no withdrawals

Male, issue age 65

Benefits:

“Greater of” death benefit

Guaranteed minimum income benefit

								Protect		Guarantee

Age	Contract Year	Investment account value		Protected Benefit account value		Cash Value (+)		“Greater of” death benefit		GMIB benefit base		Next Year’s Annual withdrawal amount
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
65	0	40,000	40,000	60,000	60,000	93,000	93,000	60,000	60,000	60,000	60,000	0	0

66	1	39,039	41,439	57,160	60,760	89,199	95,199	62,400	62,400	62,400	62,400	2,496	2,496

67	2	38,101	42,930	54,339	61,493	85,440	97,423	64,896	64,896	64,896	64,896	2,596	2,596

68	3	37,186	44,474	51,536	62,197	82,722	100,672	67,492	67,492	67,492	67,492	2,700	2,700

69	4	36,293	46,075	48,748	62,869	79,041	102,943	70,192	70,192	70,192	70,192	2,808	2,808

70	5	35,421	47,732	45,972	63,505	76,393	106,237	72,999	72,999	72,999	72,999	2,920	2,920

71	6	34,570	49,449	43,205	64,102	74,775	110,551	75,919	75,919	75,919	75,919	3,037	3,037

72	7	33,739	51,228	40,446	64,655	73,185	114,883	78,956	78,956	78,956	78,956	3,158	3,158

73	8	32,929	53,072	37,690	65,161	70,619	118,233	82,114	82,114	82,114	82,114	3,285	3,285

74	9	32,138	54,981	34,935	65,616	67,073	120,597	85,399	85,399	85,399	85,399	3,416	3,416

75	10	31,366	56,959	32,179	66,015	63,545	122,973	88,815	88,815	88,815	88,815	3,553	3,553

80	15	27,745	67,969	18,277	66,989	46,022	134,958	108,057	108,057	108,057	108,057	4,322	4,322

85	20	24,565	81,108	3,891	65,711	28,456	146,819	131,467	131,467	131,467	131,467	5,259	5,259

90	25	21,750	96,786	0	62,151	21,750	158,938	0	131,467	0	159,950	*8,997	6,398

95	30	19,256	115,496	0	56,134	19,256	171,630	0	131,467	0	194,604	8,997	**16,710
(+)	The Cash Values shown are equal to the Total account value, less any applicable withdrawal charges.
*	Payments of $8,997 will continue as lifetime payments
**	Payments of at least $16,710 will continue as lifetime payments

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Protected Benefit Account Value, Investment Account Value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Appendix IV: Hypothetical illustrations	IV-2

ILLUSTRATION OF TOTAL ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED BENEFITS

Variable Deferred Annuity

Retirement Cornerstone® - Series L

$100,000 single contribution and no withdrawals

Male, issue age 65

Benefits:

“Greater of” death benefit

Guaranteed minimum income benefit

								Protect		Guarantee

Age	Contract Year	Investment account value		Protected Benefit account value		Cash Value (+)		“Greater of” death benefit		GMIB benefit base		Next Year’s Annual withdrawal amount
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
65	0	40,000	40,000	60,000	60,000	92,000	92,000	60,000	60,000	60,000	60,000	0	0

66	1	38,899	41,299	56,950	60,550	87,849	93,849	62,400	62,400	62,400	62,400	2,496	2,496

67	2	37,828	42,640	53,935	61,064	84,764	96,704	64,896	64,896	64,896	64,896	2,596	2,596

68	3	36,787	44,025	50,954	61,539	81,741	99,565	67,492	67,492	67,492	67,492	2,700	2,700

69	4	35,775	45,455	48,002	61,973	78,777	102,428	70,192	70,192	70,192	70,192	2,808	2,808

70	5	34,790	46,931	45,077	62,361	79,867	109,293	72,999	72,999	72,999	72,999	2,920	2,920

71	6	33,833	48,455	42,176	62,700	76,008	111,156	75,919	75,919	75,919	75,919	3,037	3,037

72	7	32,902	50,029	39,294	62,986	72,196	113,015	78,956	78,956	78,956	78,956	3,158	3,158

73	8	31,996	51,654	36,430	63,214	68,426	114,868	82,114	82,114	82,114	82,114	3,285	3,285

74	9	31,115	53,332	33,581	63,380	64,696	116,712	85,399	85,399	85,399	85,399	3,416	3,416

75	10	30,259	55,064	30,742	63,480	61,001	118,544	88,815	88,815	88,815	88,815	3,553	3,553

80	15	26,288	64,605	16,598	62,797	42,886	127,402	108,057	108,057	108,057	108,057	4,322	4,322

85	20	22,860	75,800	2,237	59,586	25,097	135,386	131,467	131,467	131,467	131,467	5,259	5,259

90	25	19,879	88,935	0	53,816	19,879	142,751	0	131,467	0	159,950	*8,361	6,398

95	30	17,286	104,345	0	45,306	17,286	149,652	0	131,467	0	194,604	8,361	**16,710
(+)	The Cash Values shown are equal to the Total account value, less any applicable withdrawal charges.
*	Payments of $8,361 will continue as lifetime payments
**	Payments of at least $16,710 will continue as lifetime payments

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Protected Benefit Account Value, Investment Account Value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

IV-3	Appendix IV: Hypothetical illustrations

ILLUSTRATION OF TOTAL ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED BENEFITS

Variable Deferred Annuity

Retirement Cornerstone - Series CP®

$100,000 single contribution and no withdrawals

Male, issue age 65

Benefits:

“Greater of” death benefit

Guaranteed minimum income benefit

								Protect		Guarantee

Age	Contract Year	Investment account value		Protected Benefit account value		Cash Value (+)		“Greater of” death benefit		GMIB benefit base		Next Year’s Annual withdrawal amount
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
65	0	41,200	41,200	61,800	61,800	95,000	95,000	60,000	60,000	60,000	60,000	0	0

66	1	40,107	42,579	58,759	62,467	90,866	97,046	62,400	62,466	62,400	62,400	2,496	2,496

67	2	39,043	44,005	55,751	63,103	86,795	99,107	64,896	64,896	64,896	64,896	2,596	2,596

68	3	38,008	45,478	52,773	63,705	83,781	102,182	67,492	67,492	67,492	67,492	2,700	2,700

69	4	37,000	47,000	49,821	64,269	80,821	105,269	70,192	70,192	70,192	70,192	2,808	2,808

70	5	36,019	48,574	46,893	64,793	77,912	108,366	72,999	72,999	72,999	72,999	2,920	2,920

71	6	35,063	50,200	43,986	65,272	75,049	111,472	75,919	75,919	75,919	75,919	3,037	3,037

72	7	34,133	51,880	41,096	65,702	72,229	114,583	78,956	78,956	78,956	78,956	3,158	3,158

73	8	33,228	53,617	38,221	66,080	69,449	117,698	82,114	82,114	82,114	82,114	3,285	3,285

74	9	32,347	55,412	35,357	66,402	66,704	120,814	85,399	85,399	85,399	85,399	3,416	3,416

75	10	31,489	57,267	32,502	66,661	63,991	123,929	88,815	88,815	88,815	88,815	3,553	3,553

80	15	27,499	67,517	18,244	66,859	45,742	134,376	108,057	108,057	108,057	108,057	4,322	4,322

85	20	24,036	79,600	3,716	64,670	27,752	144,271	131,467	131,467	131,467	131,467	5,259	5,259

90	25	21,010	93,847	0	60,074	21,010	153,921	0	131,467	0	159,950	*8,997	6,398

95	30	18,364	110,643	0	52,902	18,364	163,545	0	131,467	0	194,604	8,997	**16,710
(+)	The Cash Values shown are equal to the Total account value, less any applicable withdrawal charges.
*	Payments of $8,997 will continue as lifetime payments
**	Payments of at least $16,710 will continue as lifetime payments

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Protected Benefit Account Value, Investment Account Value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Appendix IV: Hypothetical illustrations	IV-4

ILLUSTRATION OF TOTAL ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED BENEFITS

Variable Deferred Annuity

Retirement Cornerstone® - Series C

$100,000 single contribution and no withdrawals

Male, issue age 65

Benefits:

“Greater of” death benefit

Guaranteed minimum income benefit

								Protect		Guarantee

Age	Contract Year	Investment account value		Protected Benefit account value		Cash Value		“Greater of” death benefit		GMIB benefit base		Next Year’s Annual withdrawal amount
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
65	0	40,000	40,000	60,000	60,000	100,000	100,000	60,000	60,000	60,000	60,000	0	0

66	1	38,879	41,279	56,920	60,520	95,799	101,799	62,400	62,400	62,400	62,400	2,496	2,496

67	2	37,790	42,599	53,878	61,003	91,667	103,602	64,896	64,896	64,896	64,896	2,596	2,596

68	3	36,731	43,961	50,871	61,446	87,602	105,407	67,492	67,492	67,492	67,492	2,700	2,700

69	4	35,701	45,367	47,896	61,846	83,598	107,213	70,192	70,192	70,192	70,192	2,808	2,808

70	5	34,701	46,818	44,950	62,199	79,651	109,017	72,999	72,999	72,999	72,999	2,920	2,920

71	6	33,728	48,315	42,030	62,502	75,758	110,817	75,919	75,919	75,919	75,919	3,037	3,037

72	7	32,783	49,860	39,132	62,750	71,915	112,610	78,956	78,956	78,956	78,956	3,158	3,158

73	8	31,865	51,454	36,253	62,940	68,118	114,394	82,114	82,114	82,114	82,114	3,285	3,285

74	9	30,972	53,100	33,390	63,066	64,362	116,166	85,399	85,399	85,399	85,399	3,416	3,416

75	10	30,104	54,798	30,540	63,124	60,644	117,922	88,815	88,815	88,815	88,815	3,553	3,553

80	15	26,086	64,137	16,366	62,216	42,452	126,353	108,057	108,057	108,057	108,057	4,322	4,322

85	20	22,626	75,069	2,012	58,746	24,638	133,815	131,467	131,467	131,467	131,467	5,259	5,259

90	25	19,624	87,864	0	52,687	19,624	140,551	0	131,467	0	159,950	*8,361	6,398

95	30	17,021	102,840	0	43,859	17,021	146,699	0	131,467	0	194,604	8,361	**16,710
*	Payments of $8,361 will continue as lifetime payments
**	Payments of at least $16,710 will continue as lifetime payments

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Protected Benefit Account Value, Investment Account Value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

IV-5	Appendix IV: Hypothetical illustrations

ILLUSTRATION OF TOTAL ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED BENEFITS

Variable Deferred Annuity

Retirement Cornerstone® - Series ADV

$100,000 single contribution and no withdrawals

Male, issue age 65

Benefits:

“Greater of” death benefit

Guaranteed minimum income benefit

								Protect		Guarantee

Age	Contract Year	Investment account value		Protected Benefit account value		Cash Value		“Greater of” death benefit		GMIB benefit base		Next Year’s Annual withdrawal amount
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
65	0	40,000	40,000	60,000	60,000	100,000	100,000	60,000	60,000	60,000	60,000	0	0

66	1	39,299	41,699	57,550	61,150	96,849	102,849	62,400	62,400	62,400	62,400	2,496	2,496

67	2	38,610	43,470	55,093	62,294	93,704	105,764	64,896	64,896	64,896	64,896	2,596	2,596

68	3	37,934	45,317	52,629	63,431	90,563	108,747	67,492	67,492	67,492	67,492	2,700	2,700

69	4	37,269	47,242	50,155	64,557	87,424	111,799	70,192	70,192	70,192	70,192	2,808	2,808

70	5	36,616	49,248	47,669	65,671	84,285	114,920	72,999	72,999	72,999	72,999	2,920	2,920

71	6	35,974	51,340	45,169	66,769	81,144	118,110	75,919	75,919	75,919	75,919	3,037	3,037

72	7	35,344	53,521	42,653	67,849	77,997	121,370	78,956	78,956	78,956	78,956	3,158	3,158

73	8	34,725	55,795	40,118	68,906	74,843	124,701	82,114	82,114	82,114	82,114	3,285	3,285

74	9	34,116	58,165	37,563	69,938	71,679	128,103	85,399	85,399	85,399	85,399	3,416	3,416

75	10	33,518	60,635	34,984	70,940	68,502	131,576	88,815	88,815	88,815	88,815	3,553	3,553

80	15	30,683	74,655	21,655	75,358	52,338	150,013	108,057	108,057	108,057	108,057	4,322	4,322

85	20	28,057	91,916	7,350	78,295	35,407	170,211	131,467	131,467	131,467	131,467	5,259	5,259

90	25	25,681	113,168	0	79,812	25,681	192,980	0	131,467	0	159,950	*9,688	6,398

95	30	23,506	139,334	0	79,843	23,506	219,177	0	131,467	0	194,604	9,688	**16,710
*	Payments of $9,688 will continue as lifetime payments
**	Payments of at least $16,710 will continue as lifetime payments

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Protected Benefit Account Value, Investment Account Value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Appendix IV: Hypothetical illustrations	IV-6

Appendix V: State contract availability and/or variations of certain features and benefits

The following information is a summary of the states where the Retirement Cornerstone® Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract’s features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state.

States where certain Retirement Cornerstone® Series contracts’ features and/or benefits are not available or vary:

State	Features and Benefits	Availability or Variation
Arizona	See “Your right to cancel within a certain number of days” in “Contract features and benefits”	If you reside in the state of Arizona and you are age 65 or older at the time the contract is issued, you may return your Retirement Cornerstone® Series contract within 30 days from the date that you receive it and receive a refund of your Total account value. This is also referred to as the “free look” period.
Arkansas	See “Your right to cancel within a certain number of days” in “Contract features and benefits”	If you purchased your contract through a Section 1035 exchange you may return your Retirement Cornerstone® Series contract within 30 days from the date you receive it and receive a full refund of your Total account value.
California	See “We require that the following types of communications be on specific forms we provide for that purpose (and submitted in the manner that the forms specify)” in “Who is AXA Equitable” and “Effect of Excess withdrawals” in “Contract features and benefits”	You are not required to use our forms when making a transaction request. If a written request contains all the information required to process the request, we will honor it. Although you are not required to use our withdrawal request form, if you do not specify whether we should process a withdrawal that results in an Excess withdrawal, and the transaction results in an Excess withdrawal, we will not process that request.

See “Your right to cancel within a certain number of days” in “Contract features and benefits”

If you reside in the state of California and you are age 60 or older at the time the contract is issued, you may return your Accumulator® Series contract within 30 days from the date that you receive it and receive a refund as described below. This is also referred to as the ‘‘free look’’ period.

If you choose “return of contribution” free look treatment of your contract, we will allocate your entire contribution and any subsequent contributions made during the 40-day period following the contract date, to the EQ/Money Market investment option. In the event you choose to exercise your free look right under the contract, you will receive a refund equal to your contributions.

If you choose the “return of contribution” free look treatment and your contract is still in effect on the 40th day (or next Business Day) following the contract date, we will automatically reallocate your account value to the investment options chosen on your application.

Any transfers made prior to the expiration of the 30-day free look will terminate your right to “return of contribution” treatment in the event you choose to exercise your free look right under the contract. Any transfer made prior to the 40th day following the contract date will cancel the automatic reallocation on the 40th day (or next business day) following the contract date described above. If you do not want AXA Equitable to perform this scheduled one-time re-allocation, you must call one of our customer service representatives at 1 (800) 789-7771 before the 40th day following the contract date to cancel.

V-1	Appendix V: State contract availability and/or variations of certain features and benefits

State	Features and Benefits	Availability or Variation

California (continued)	See “Disability, terminal illness, or confinement to a nursing home’’ under “Withdrawal charge” in “Charges and expenses”	The withdrawal charge waivers under items (i) and (iii) do not apply.

	See ‘‘Transfers of ownership, collateral assignments, loans and borrowing’’ in ‘‘More Information’’	Guaranteed benefits do not terminate upon a change of owner or absolute assignment of the contract. Guaranteed benefits will continue to be based on the original measuring life (i.e., owner, older joint owner, annuitant, older joint annuitant).
Connecticut	See “Charge for each additional transfer in excess of 12 transfers per contract year” in “Fee table” and “Transfer charge” in “Charges and expenses”	The charge for transfers does not apply.

See “Credits” (For Series CP® contracts only) in “Contract features and benefits” and “Your annuity payout options” in “Accessing your money”

The following situation in which we would normally recover the credits does not apply:

If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.

As a result of this, we will apply the contract’s cash value, not the account value, to the supplementary contract for the periodic payments.

Credits applied to contributions made within one year of death of the owner (or older joint owner, if applicable) will not be recovered. However, any applicable contract withdrawal charges will continue to apply to those contributions. The 10% free withdrawal amount does not apply when calculating the withdrawal charges applicable to the payment of a death benefit.

	See “Withdrawal charge” in “Charges and expenses”	For Series CP® contracts: Since credits applied to contributions cannot be recovered, withdrawal charges apply to amounts associated with a credit.

See “Disability, terminal illness, or confinement to a nursing home” under “Withdrawal charge” in “Charges and expenses”

For Series B, CP® and L contracts:

The withdrawal charge waiver under item (i) does not apply.

For Series CP® contracts:

The withdrawal charge waivers under items (ii) and (iii) do not apply in the first contract year.

	See “Special service charges” in “Charges and Expenses”	The maximum third party transfer or exchange charge is $49. The maximum charge for check preparation is $9.

	See “Transfers of ownership, collateral assignments, loans and borrowing” in “More information”	The following is added to this section: Your contract cannot be assigned to an institutional investor or settlement company, either directly or indirectly.
Delaware	See “Your right to cancel within a certain number of days” in “Contract features and benefits”	If you purchased your contract through a Section 1035 exchange, you may return your Retirement Cornerstone® Series contract within 20 days from the date you receive it and receive a full refund of your contributions, including any contract fees or charges.

	See “Greater of death benefit” under “Guaranteed benefit charges” in “Charges and expenses”	The maximum charge for the “Greater of” death benefit is 1.50%.
Florida	See “How you can purchase and contribute to your contract” in “Contract features and benefits”	In the second paragraph of this section, item (ii) regarding the $2,500,000 limitation on contributions is deleted. The remainder of this section is unchanged.

Appendix V: State contract availability and/or variations of certain features and benefits	V-2

State	Features and Benefits	Availability or Variation

Florida (continued)	See “How you can purchase and contribute to your contract” in “Contract features and benefits”	We may not discontinue the acceptance of contributions.

	See “Credits (for Series CP® contracts)” in “Contract features and benefits”	If you elect to receive annuity payments within five years of the contract date, we will recover the credit that applies to any contribution made in those five years. If you elect to receive annuity payments after five years from the contract date and within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.

	See “When to expect payments” in “Accessing your money”	For any payment we defer for more than 30 days, we will pay interest to that payment based on an annual interest rate that is equal to, or greater than, the Moody’s Corporate Bond Yield Average Monthly Corporate Rate.

	See “Selecting an annuity payout option” under “Your annuity payout options” in “Accessing your money”	The following sentence replaces the first sentence of the second paragraph in this section:

	See “Annuity maturity date” under “Your annuity payout options” in “Accessing your money”	Requests to start receiving annuity payments before the maturity date must be made in writing at least 30 days prior to the date annuity payments are to begin.

	See “Special service charges” in “Charges and expenses”	The charge for third-party transfer or exchange applies to any transfer or exchange of your contract, even if it is to another contract issued by AXA Equitable.

You can choose the date annuity payments begin but it may not be earlier than twelve months from the Retirement Cornerstone® Series contract date.

	See “Your right to cancel within a certain number of days” in “Contract features and benefits”	If you reside in the state of Florida and you are age 65 and older at the time the contract is issued, you may cancel your variable annuity contract and return it to us within 21 days from the date that you receive it. You will receive an unconditional refund equal to the cash surrender value provided in the annuity contract, plus any fees or charges deducted from the contributions or imposed under the contract.

If you reside in the state of Florida and you are age 64 or younger at the time the contract is issued, you may cancel your variable annuity contract and return it to us within 14 days from the date that you receive it. You will receive an unconditional refund equal to your contributions, including any contract fees or charges.

	See “Transferring your account value” in “Transferring your money among investment options”	We may not require a minimum time period between transfers or establish a daily maximum transfer limit.

	See “Check preparation charge” under “Special service charges” in “Charges and expenses”	The maximum charge for check preparation is $25.

	See “Withdrawal charge” under “Charges that AXA Equitable deducts” in “Charges and expenses”	If you are age 65 and older at the time your contract is issued, the applicable withdrawal charge will not exceed 10% of the amount withdrawn. In addition, no charge will apply after the end of the 10th contract year or 10 years after a contribution is made, whichever is later.

	See “Misstatement of age” in “More information”	After the second contract date anniversary, Guaranteed benefits may not be terminated for misstatement of age.

	See “Transfers of ownership, collateral assignments, loans and borrowing” in “More information”	Your Guaranteed benefits will terminate with all transfers of ownership, even with a change of owner from a trust to an individual.

V-3	Appendix V: State contract availability and/or variations of certain features and benefits

State	Features and Benefits	Availability or Variation

Montana	See “Appendix IV: Hypothetical illustrations”	The annuity purchase factors are applied on a unisex basis in determining the amount payable under a Guaranteed benefit.

	Premium Tax	There are no premium taxes in Montana.
New York	See “Greater of” death benefit in “Definitions of key terms”, in “Guaranteed minimum death benefits” and throughout this Prospectus.	The “Greater of” death benefit is not available. The only Guaranteed minimum death benefits that are available are the Return of Principal death benefit and the Highest Anniversary Value death benefit. Both of these death benefits are available in combination with the Guaranteed minimum income benefit. They are also available without the Guaranteed minimum income benefit.

	See “Guaranteed interest option” under “What are your investment options under the contract?” in “Contract features and benefits”	For Series CP® contracts only: The Guaranteed interest option is not available.

	See “Dollar cost averaging” in “Contract features and benefits”	For Series CP® contracts only: Investment Simplifier is not available.

	See “Credits” in “Contract features and benefits”	For Series CP® contracts only:

		The “Indication of Intent” approach to first year contributions in connection with the contribution crediting rate is not available.

		If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover all or a portion of the amount of such Credit from the account value, based on the number of full months that elapse between the time we receive the contribution and the owner’s (or older joint owner’s, if applicable) death, as follows:

		Number of Months	Percentage of Credit
		0	100%
		1	100%
		2	99%
		3	98%
		4	97%
		5	96%
		6	95%
		7	94%
		8	93%
		9	92%
		10	91%
		11	90%
		12	89%

		We will not recover the credit on subsequent contributions made within 3 years prior to annuitization.

	See “GMIB benefit base” under “Guaranteed minimum income benefit” in “Contract features and benefits”	Your GMIB benefit base stops “rolling up” on the contract date anniversary following the owner’s (or older joint owner’s, if applicable) 90th birthday or at contract maturity, if earlier.
		For the GMIB, there are caps on the GMIB benefit base, which are based on a percentage of total contributions and transfers to the Protected Benefit account:

		Initial Funding Age	Cap Amount
		20-54	325% on GMIB benefit base
		55+	No Cap on GMIB benefit base

Appendix V: State contract availability and/or variations of certain features and benefits	V-4

State	Features and Benefits	Availability or Variation

New York (continued)		The cap is determined by the age of the owner at the time of first funding of the Protected Benefit account. If the Protected Benefit account is funded at age 55 or greater there is no cap. If the Protected Benefit account is funded at ages 20 to 54, the cap percentage is set to 325% of the GMIB benefit base and does not change for the life of the contract, unless there is a GMIB benefit base reset at age 55 or greater. If there is a GMIB benefit base reset at age 55 or greater, there is no cap, regardless of the age of the owner at first funding. If there is a GMIB benefit base reset prior to age 55, the GMIB benefit base will be capped at 325%, multiplied by the Protected Benefit account value at time of the GMIB benefit base reset, plus 325% of all contributions and transfers made to the Protected Benefit account after the reset. Neither a GMIB benefit base reset nor withdrawals from your Protected Benefit account will lower the cap amount.

	See “GMIB benefit base reset” under “Guaranteed minimum income benefit” in “Contract features and benefits”	Your GMIB benefit base will automatically “reset” to equal your Protected Benefit account value, if higher, on each contract date anniversary from your contract date, up to the contract date anniversary following your 90th birthday.

	See “Lifetime GMIB payments” under “Guaranteed minimum income benefit” in “Contract features and benefits”	The GMIB guarantees annual lifetime payments (“Lifetime GMIB payments”), which will begin at the earliest of:

		(i) the next contract year following the date your Protected Benefit account goes to zero (except as the result of an Excess withdrawal);

		(ii) the contract date anniversary following your 90th birthday; and

		(iii) your contract’s maturity date.

	See “75 Day rate lock-in” under “Guaranteed minimum income benefit” in “Contract features and benefits”	The Roll-up rate lock-in period is 90 days, beginning on the date you signed client replacement information authorization form.

	See “Selecting an annuity payout option” under “Your annuity payout option” in “Accessing your money”	For Series CP® contracts only: The earliest date annuity payments may begin is 13 months from the issue date.

	See “Annuity maturity date” under “Your annuity payout options” in “Accessing your money”	The maturity date is the contract date anniversary that follows the annuitant’s birthday, as follows:

		Issue Age	Maximum Annuitization age
		0-80	90
		81	91
		82	92
		83	93
		84	94
		85	95
		For Series CP® contracts: The maturity date is the contract date anniversary that follows the annuitant’s 90th birthday.

	See “Charges and expenses”

Deductions for charges from the guaranteed interest option and the Special DCA account are not permitted.

The charge for third-party transfer or exchange does not apply.

The check preparation charge does not apply.

V-5	Appendix V: State contract availability and/or variations of certain features and benefits

State	Features and Benefits	Availability or Variation

New York (continued)	See “Disability, terminal illness, or confinement to a nursing home”	Item (i) is deleted and replaced with the following: An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration or meets the definition of a total disability as specified in the contract. To qualify, a re-certification statement from a physician will be required every 12 months from the date disability is determined.

	See “Transfers of ownership, collateral assignments, loans and borrowing” in “More information”	Collateral assignments are not limited to the period prior to the first contract date anniversary. You may assign all or a portion of your NQ contract at any time, pursuant to the terms described in this Prospectus.
North Dakota	See “Your right to cancel within a certain number of days” in “Contract features and benefits”	If you reside in the state of North Dakota at the time the contract is issued, you may return your Retirement Cornerstone® Series contract within 20 days from the date that you receive it and receive a full refund of your contributions.

Appendix V: State contract availability and/or variations of certain features and benefits	V-6

Appendix VI: Examples of Automatic payment plans

The following examples illustrate the amount of the automatic withdrawals that would be taken under the various payment plans described in “Accessing your money” under “Automatic payment plans.” The examples assume a $100,000 allocation to the Protected Benefit account variable investment options with assumed investment performance of 0%. (The last example assumes an allocation to the Investment account.) The examples show how the different automatic payment plans can be used without reducing your GMIB benefit base. The examples are based on the applicable Roll-up rate shown below and assumes that the GMIB benefit base does not reset. Also, the examples reflect the effect on both the GMIB benefit base and the Roll-up to age 85 benefit base (used in the calculation of the “Greater of” death benefit).

Maximum Payment Plan

Full Annual withdrawal amount payment

Under this payment plan, you will receive the Annual withdrawal amounts as scheduled payments. In this example, the “Withdrawal” column reflects the Annual withdrawal amounts for the years shown. Amounts in the “Withdrawal” column are calculated by multiplying the “Beginning of the year GMIB benefit base” by the “Annual Roll-up rate” in effect for each year.

Year	Deferral bonus Roll-up rate/ Annual Roll-up rate	Beginning of year GMIB benefit base	Withdrawal	Percentage of GMIB benefit base withdrawn
1	4.8%(a)	$100,000	$ 0	0.0%
2	4.3%(a)	$104,800	$ 0	0.0%
3	5.2%(a)	$109,306	$ 0	0.0%
4	5.4%(a)	$114,990	$ 0	0.0%
5	5.0%(a)	$121,200	$ 0	0.0%
6	4.7%(b)	$127,260	$5,981	4.7%
7	5.2%(b)	$127,260	$6,618	5.2%
8	5.4%(b)	$127,260	$6,872	5.4%
9	6.0%(b)	$127,260	$7,636	6.0%
10	7.3%(b)	$127,260	$9,290	7.3%
(a)	the Deferral bonus Roll-up rate applies.
(b)	the Annual Roll-up rate applies.

Customized Payment Plans

Guaranteed Minimum Percentage

Under this payment plan, you will receive as scheduled payments a withdrawal amount that is based on withdrawal percentage that is fixed at the lowest guaranteed Deferral bonus Roll-up rate or Annual Roll-up rate of 4.0%. In this example, amounts in the “Withdrawal” column are calculated by multiplying the “Beginning of the year GMIB benefit base” by 4.0%.

Year	Deferral bonus Roll-up rate/ Annual Roll-up rate	Beginning of year GMIB benefit base	Withdrawal	Percentage of GMIB benefit base withdrawn
1	4.8%(a)	$100,000	$ 0	0.0%
2	4.3%(a)	$104,800	$ 0	0.0%
3	5.2%(a)	$109,306	$ 0	0.0%
4	5.4%(a)	$114,990	$ 0	0.0%
5	5.0%(a)	$121,200	$ 0	0.0%
6	4.7%(b)	$127,260	$5,090	4.0%
7	5.2%(b)	$128,151	$5,126	4.0%
8	5.4%(b)	$129,688	$5,188	4.0%

VI-1	Appendix VI: Examples of Automatic payment plans

Year	Deferral bonus Roll-up rate/ Annual Roll-up rate	Beginning of year GMIB benefit base	Withdrawal	Percentage of GMIB benefit base withdrawn
9	6.0%(b)	$131,504	$5,260	4.0%
10	7.3%(b)	$134,134	$5,365	4.0%
(a)	the Deferral bonus Roll-up rate applies.
(b)	the Annual Roll-up rate applies.

Fixed Percentage below the Annual Roll-up Rate (1.0% below)

Under this payment plan, you will receive as scheduled payments a withdrawal amount that is based on a fixed percentage that is less than the applicable Annual Roll-up rate in effect for each contract year. In this example, the contract owner has requested that we pay scheduled payments that are 1.00% below the Annual Roll-up rate in effect for each year. Amounts in the “Withdrawal” column are calculated by multiplying the “Beginning of the year GMIB benefit base” by the “Percentage of GMIB benefit base withdrawn.”

Year	Deferral bonus Roll-up rate/ Annual Roll-up rate	Beginning of year GMIB benefit base	Withdrawal	Percentage of GMIB benefit base withdrawn
1	4.8%(a)	$100,000	$ 0	0.0%
2	4.3%(a)	$104,800	$ 0	0.0%
3	5.2%(a)	$109,306	$ 0	0.0%
4	5.4%(a)	$114,990	$ 0	0.0%
5	5.0%(a)	$121,200	$ 0	0.0%
6	4.7%(b)	$127,260	$5,090(c)	4.0%(c)
7	5.2%(b)	$128,151	$5,382	4.2%
8	5.4%(b)	$129,432	$5,695	4.4%
9	6.0%(b)	$130,726	$6,536	5.0%
10	7.3%(b)	$132,034	$8,318	6.3%
(a)	the Deferral bonus Roll-up rate applies.
(b)	the Annual Roll-up rate applies.
(c)	In contract year 6, the fixed percentage would have resulted in a payment less than 4.0%. In this case, the withdrawal percentage is 4.0%.

Fixed Percentage of 5.5%

Under this payment plan, you will receive a withdrawal amount based on a fixed percentage that cannot exceed the Annual Roll-up rate in effect for each year. In this example, the contract owner has elected to receive withdrawals at a fixed percentage of 5.5%. Amounts in the “Withdrawal” column are calculated by multiplying the “Beginning of the year GMIB benefit base” by the “Percentage of GMIB benefit base withdrawn.”

Year	Deferral bonus Roll-up rate/ Annual Roll-up rate	Beginning of year GMIB benefit base	Withdrawal	Percentage of GMIB benefit base withdrawn
1	4.8%(a)	$100,000	$ 0	0.0%
2	4.3%(a)	$104,800	$ 0	0.0%
3	5.2%(a)	$109,306	$ 0	0.0%
4	5.4%(a)	$114,990	$ 0	0.0%
5	5.0%(a)	$121,200	$ 0	0.0%
6	4.7%(b)	$127,260	$5,981(c)	4.7%(c)
7	5.2%(b)	$127,260	$6,618(c)	5.5%(c)
8	5.4%(b)	$127,260	$6,872(c)	5.4%(c)
9	6.0%(b)	$127,260	$6,999(c)	5.2%(c)
10	7.3%(b)	$127,896	$7,034(d)	5.5%(d)
(a)	the Deferral bonus Roll-up rate applies.
(b)	the Annual Roll-up rate applies.
(c)	In contract years 6, 7 and 8 the contract owner received withdrawal amounts based on the Annual Roll-up rate for each contract year. In each year, the Annual Roll-up rate was less than the withdrawal percentage selected.
(d)	In contract years 9 and 10, the contract owner received withdrawal amounts of 5.5% even though the Annual Roll-up rates in effect in those years were greater.

Appendix VI: Examples of Automatic payment plans	VI-2

Fixed Dollar of $7,000

Under this payment plan, you will receive a withdrawal amount that is based on a fixed dollar amount. The fixed dollar amount may not exceed the Annual withdrawal amount in any contract year. In this example, the contract owner has elected to receive withdrawals of $7,000. Amounts in the “Withdrawal” column are calculated by multiplying the “Beginning of the year GMIB benefit base” by the “Percentage of GMIB benefit base withdrawn.”

Year	Deferral bonus Roll-up rate/ Annual Roll-up rate	Beginning of year GMIB benefit base	Withdrawal	Percentage of GMIB benefit base withdrawn
1	4.8%(a)	$100,000	$ 0	0.0%
2	4.3%(a)	$104,800	$ 0	0.0%
3	5.2%(a)	$109,306	$ 0	0.0%
4	5.4%(a)	$114,990	$ 0	0.0%
5	5.0%(a)	$121,200	$ 0	0.0%
6	4.7%(b)	$127,260	$5,981(c)	4.7%(c)
7	5.2%(b)	$127,260	$6,618(c)	5.2%(c)
8	5.4%(b)	$127,260	$6,872(c)	5.4%(c)
9	6.0%(b)	$127,260	$7,000	5.5%
10	7.3%(b)	$127,895	$7,000	5.5%
(a)	the Deferral bonus Roll-up rate applies.
(b)	the Annual Roll-up rate applies.
(c)	In contract years 6 through 8, the contract owner received the Annual withdrawal amount for those years.

Fixed percentage of 5.50% from both your Protected Benefit account and your Investment account

Under this payment plan, you can receive a fixed dollar amount or an amount based on a fixed percentage as scheduled payments that may be greater than your Annual withdrawal amount. Your Annual withdrawal amount will be withdrawn first. Any requested amount in excess of the Annual withdrawal amount will be withdrawn from your Investment account. In this example, the contract owner has elected to receive withdrawals at a fixed percentage of 5.50%.

Year	Deferral bonus Roll-up rate Annual Roll-up rate	Beginning of year GMIB benefit base	Withdrawal from Protected Benefit account value	Additional withdrawal from Investment account	Percentage of GMIB benefit base withdrawn
1	4.8%(a)	$100,000	$ 0	$ 0	0.0%
2	4.3%(a)	$104,800	$ 0	$ 0	0.0%
3	5.2%(a)	$109,306	$ 0	$ 0	0.0%
4	5.4%(a)	$114,990	$ 0	$ 0	0.0%
5	5.0%(a)	$121,200	$ 0	$ 0	0.0%
6	4.7%(b)	$127,260	$5,981	$1,018	5.5%
7	5.2%(b)	$127,260	$6,618	$ 382	5.5%
8	5.4%(b)	$127,260	$6,872	$ 127	5.5%
9	6.0%(b)	$127,260	$6,999	$ 0	5.5%
10	7.3%(b)	$127,896	$7,034	$ 0	5.5%
(a)	the Deferral bonus Roll-up rate applies.
(b)	the Annual Roll-up rate applies.

VI-3	Appendix VI: Examples of Automatic payment plans

Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases

Example #1

As described below, this example assumes that Protected Benefit account value is less than the GMIB benefit base at the time of the first withdrawal. Assuming $100,000 is invested in the Protected Benefit variable investment options, with no additional contributions, and no transfers, the GMIB benefit base and the Guaranteed minimum death benefit base for an owner age 60 would be calculated as follows:

							Guaranteed Minimum Death Benefit

End of Contract Year	Assumed Net Return	Protected Benefit account value	Withdrawal	Roll-up Rate	GMIB benefit base		Return of Principal benefit base		Highest Anniversary Value benefit base		Roll-up to age 85 benefit base		“Greater of” benefit base
0		$100,000			$100,000	(3)	$100,000	(1)	$100,000	(2)	$100,000	(3)	$100,000

1	3.0%	$103,000	$0	4.0%	$104,000	(3)	$100,000	(1)	$103,000	(2)	$104,000	(3)	$104,000

2	4.0%	$107,120	$0	4.0%	$108,160	(3)	$100,000	(1)	$107,120	(2)	$108,160	(3)	$108,160

3	6.0%	$113,547	$0	4.0%	$113,547	(3)	$100,000	(1)	$113,547	(2)	$113,547	(3)	$113,547

4	6.0%	$120,360	$0	4.0%	$120,360	(3)	$100,000	(1)	$120,360	(2)	$120,360	(3)	$120,360

5	7.0%	$128,785	$0	4.0%	$128,785	(3)	$100,000	(1)	$128,785	(2)	$128,785	(3)	$128,785

Contract Years 1-5:

At the end of contract years 1-5, the Guaranteed benefit bases are as follows:

(1)	The Return of Principal benefit base is equal to the initial contribution to the Protected Benefit variable investment options, or $100,000.

(2)	The Highest Anniversary Value benefit base is equal to the greater of the Protected Benefit account value and the Highest Anniversary Value benefit base as of the last contract date anniversary.

For example:

•

At the end of contract year 3, the Highest Anniversary Value benefit base is $113,547. This is because the Protected Benefit account value ($113,547) is greater than the Highest Anniversary Value benefit base as of the last contract date anniversary.

(3)	The Roll-up to age 85 benefit base and the GMIB benefit base (the “Roll-up benefit bases”) are equal to the Roll-up benefit bases as of the last contract date anniversary plus the Deferral bonus Roll-up amount (the Roll-up benefit bases as of the last contract date anniversary multiplied by the assumed Deferral bonus Roll-up rate). Unless you decline or elect a different annual reset option, you will be enrolled in the automatic annual reset program and your Roll-up benefit bases will automatically “reset” to equal the Protected Benefit account, if higher than the prior Roll-up benefit bases, every contract year from your contract issue date, up to the contract anniversary following your 85th birthday (for the Roll-up to age 85 benefit base) or your 95th birthday (for the GMIB benefit base). Beginning in the contract year that follows the contract year in which you fund your Protected Benefit account, if your Lifetime GMIB payments have not begun, you can withdraw up to your Annual withdrawal amount without reducing your Roll-up benefit bases. However, those same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to the Roll-up benefit bases at the end of the contract year. Remember that the Roll-up amount applicable under your contract does not become part of your Roll-up benefit bases until the end of the contract year except in the year in which you die. In the event of your death, a pro-rata portion of the Roll-up amount will be added to the Roll-up to age 85 benefit base.

For example:

•

At the end of contract year 2, the Roll-up benefit bases are equal to $108,160. This is calculated by taking the Roll-up benefit bases as of the last contract date anniversary $104,000, and multiplying it by Roll-up rate of 4%. ($104,000 x 1.04 = $108,160).

Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases	VII-1

For both Alternatives below, the Annual withdrawal amount in contract year 6 equals $5,151 [4% (Roll-up rate) x $128,785 (the GMIB benefit base)].

						Guaranteed Minimum Death Benefit

End of Contract Year	Assumed Net Return	Protected Benefit account value	Withdrawal	Roll-up Rate	GMIB benefit base	Return of Principal benefit base	Highest Anniversary Value benefit base	Roll-up to age 85 benefit base	“Greater of” benefit base

Alternative #1: Owner withdraws the Annual withdrawal amount, which equals $5,151

Year 6	(5.0)%	$122,346	$5,151	4.0%	$128,785(6)	$95,790(4)	$123,634(5)	$128,785(6)	$128,785

Year 7 Annual Withdrawal Amount: $5,151(7)

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount

Year 6	(5.0)%	$122,346	$7,000	4.0%	$126,839(10)	$94,279(8)	$121,766(9)	$126,839(10)	$126,839

Year 7 Annual Withdrawal Amount: $5,074(11)

Alternative #1: Contract Year 6 (Owner withdraws Annual withdrawal amount)

The pro-rata calculation for the Return of Principal benefit base is as follows: Since the withdrawal amount of $5,151 equals 4.21% of the Protected Benefit account value ($5,151 divided by $122,346 = 4.21%), each benefit base would be reduced by 4.21%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(4)	The Return of Principal benefit base is reduced pro-rata, as follows: $100,000 (Return of Principal benefit base as of the last contract date anniversary)–$4,210 (4.21% x $100,000) = $95,790.

(5)	The Highest Anniversary Value benefit base is reduced dollar-for-dollar, as follows: $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) – $5,151 = $123,634.

(6)	The Roll-up to age 85 benefit base and the GMIB benefit base are equal to $128,785, (the Roll-up benefit bases as of the last contract date anniversary). Since the full Annual withdrawal amount was taken, the Roll-up benefit bases neither decrease nor increase;

(7)	As a result of the withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $5,151 [4% (Roll-up rate) x $128,785 (the Roll-up benefit bases as of the sixth contract anniversary)].

Alternative #2: Contract Year 6 (Owner takes an “Excess withdrawal”)

The pro-rata calculation for the reduction in the Return of Principal benefit base is as follows: Since the withdrawal amount of $7,000 equals 5.721% of the Protected Benefit account value ($7,000 divided by $122,346 = 5.721%), each benefit base would be reduced by 5.721%.

The pro-rata calculation for the reduction in the Roll-up benefit bases is as follows: $7,000 (the amount of the withdrawal, including any applicable withdrawal charge) – $5,151 (the Annual withdrawal amount) = $1,849 (the “Excess withdrawal” amount). Since the amount of the Excess withdrawal equals 1.511% of the Protected Benefit account value ($1,849 divided by $122,346 = 1.511%), the Roll-up benefit bases would be reduced by 1.511%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(8)	The Return of Principal benefit base is reduced pro-rata, as follows: $100,000 (Return of Principal benefit base as of the last contract date anniversary) – $5,721 (5.721% x $100,000) = $94,279.

(9)	The Highest Anniversary Value benefit base is reduced dollar-for-dollar and pro-rata, as follows: $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) – $5,151 (Annual Withdrawal Amount) – $1,868 [($128,785 – $5,151) x 1.511%] = $121,766.

(10)	The Roll-up to age 85 benefit base and the GMIB benefit base are reduced pro-rata, as follows: $128,785 (the Roll-up benefit bases as of the last contract date anniversary) – $1,946 (1.511% x $128,785) = $126,839.

(11)	As a result of the Excess withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $5,074 [4% (Roll-up rate) x $126,839 (the Roll-up benefit bases as of the sixth contract anniversary)].

VII-2	Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases

Example #2

As described below, this example assumes that Protected Benefit account value is greater than the GMIB benefit base at the time of the first withdrawal. Assuming $100,000 is invested in the Protected Benefit variable investment options, with no additional contributions, and no transfers, the GMIB benefit base and the Guaranteed minimum death benefit base for an owner age 60 would be calculated as follows:

							Guaranteed Minimum Death Benefit

End of Contract Year	Assumed Net Return	Protected Benefit account value	Withdrawal	Roll-up Rate	GMIB benefit base		Return of Principal benefit base		Highest Anniversary Value benefit base		Roll-up to age 85 benefit base		“Greater of” benefit base
0		$100,000			$100,000	(3)	$100,000	(1)	$100,000	(2)	$100,000	(3)	$100,000

1	3.0%	$103,000	$0	4.0%	$104,000	(3)	$100,000	(1)	$103,000	(2)	$104,000	(3)	$104,000

2	4.0%	$107,120	$0	4.0%	$108,160	(3)	$100,000	(1)	$107,120	(2)	$108,160	(3)	$108,160

3	6.0%	$113,547	$0	4.0%	$113,547	(3)	$100,000	(1)	$113,547	(2)	$113,547	(3)	$113,547

4	6.0%	$120,360	$0	4.0%	$120,360	(3)	$100,000	(1)	$120,360	(2)	$120,360	(3)	$120,360

5	7.0%	$128,785	$0	4.0%	$128,785	(3)	$100,000	(1)	$128,785	(2)	$128,785	(3)	$128,785

Contract Years 1-5:

At the end of contract years 1-5, the Guaranteed benefit bases are as follows:

(1)	The Return of Principal benefit base is equal to the initial contribution to the Protected Benefit variable investment options, or $100,000.

(2)	The Highest Anniversary Value benefit base is equal to the greater of the Protected Benefit account value and the Highest Anniversary Value benefit base as of the last contract date anniversary.

For example:

•

At the end of contract year 3, the Highest Anniversary Value benefit base is $113,547. This is because the Protected Benefit account value ($113,547) is greater than the Highest Anniversary Value benefit base as of the last contract date anniversary ($107,120).

(3)	The Roll-up to age 85 benefit base and the GMIB benefit base (the “Roll-up benefit bases”) are equal to the Roll-up benefit bases as of the last contract date anniversary plus the Deferral bonus Roll-up amount (the Roll-up benefit bases as of the last contract date anniversary multiplied by Roll-up rate). Unless you decline or elect a different annual reset option, you will be enrolled in the automatic annual reset program and your Roll-up benefit bases will automatically “reset” to equal the Protected Benefit account, if higher than the prior Roll-up benefit bases, every contract year from your contract issue date, up to the contract date anniversary following your 85th birthday (for the Roll-up to age 85 benefit base) or your 95th birthday (for the GMIB benefit base). Beginning in the contract year that follows the contract year in which you fund your Protected Benefit account, if your Lifetime GMIB payments have not begun, you can withdraw up to your Annual withdrawal amount without reducing your Roll-up benefit bases. However, those same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to the Roll-up benefit bases at the end of the contract year. Remember that the Roll-up amount applicable under your contract does not become part of your Roll-up benefit bases until the end of the contract year except in the year in which you die. In the event of your death, a pro-rata portion of the Roll-up amount will be added to the Roll-up to age 85 benefit base.

For example:

•

At the end of contract year 2, the Roll-up benefit bases are equal to $108,160. This is calculated by taking the Roll-up benefit bases as of the last contract date anniversary $104,000, and multiplying it by Roll-up rate of 4% ($104,000 x 1.04 = $108,160).

•

At the end of contract year 3, the Roll-up benefit bases are equal to $113,547. This is because the Protected Benefit account value ($113,547) is greater than the Roll-up benefit bases as the last contract date anniversary ($108,160) plus Roll-up amount ($4,326).

Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases	VII-3

For both Alternatives below, the Annual withdrawal amount in contract year 6 equals $5,151 [4% (Roll-up rate) x $128,785 (the GMIB benefit base)].

						Guaranteed Minimum Death Benefit

End of Contract Year	Assumed Net Return	Protected Benefit account value	Withdrawal	Roll-up Rate	GMIB benefit base	Return of Principal benefit base	Highest Anniversary Value benefit base	Roll-up to age 85 benefit base	“Greater of” benefit base

Alternative #1: Owner withdraws the Annual withdrawal amount, which equals $5,151

Year 6	5.0%	$135,224	$5,151	4.0%	$130,073(6)	$96,190(4)	$130,073(5)	$130,073(6)	$130,073

Year 7 Annual Withdrawal Amount: $5,203(7)

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount

Year 6	5.0%	$135,224	$7,000	4.0%	$128,224(10)	$94,823(8)	$128,224(9)	$128,224(10)	$128,224

Year 7 Annual Withdrawal Amount: $5,129(11)

Alternative #1: Contract Year 6 (Owner withdraws Annual withdrawal amount)

The pro-rata calculation for the Return of Principal benefit base is as follows: Since the withdrawal amount of $5,151 equals 3.810% of the Protected Benefit account value ($5,151 divided by $135,224 = 3.810%), each benefit base would be reduced by 3.810%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(4)	The Return of Principal benefit base is reduced pro-rata, as follows: $100,000 (benefit base as of the last contract date anniversary)– $3,810 (3.810% x $100,000) = $96,190.

(5)	The Highest Anniversary Value benefit base is reduced dollar-for-dollar as follows: $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) – $5,151 = $123,634. The Highest Anniversary Value benefit base is reset to the Protected Benefit account value after withdrawal ($130,073).

(6)	The Roll-up to age 85 benefit base and GMIB benefit base are reset to the Protected Benefit Account Value after withdrawal $130,073.

(7)	As a result of the withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $5,203 [4% (Roll-up rate) x $130,073 (the Roll-up benefit bases as of the sixth contract anniversary)].

Alternative #2: Contract Year 6 (Owner takes an “Excess withdrawal”)

The pro-rata calculation for the reduction in the Return of Principal benefit base is as follows: Since the withdrawal amount of $7,000 equals 5.177% of the Protected Benefit account value ($7,000 divided by $135,224 = 5.177%), each benefit base would be reduced by 5.177%.

The pro-rata calculation for the reduction in the Highest Anniversary Value benefit base and the Roll-up benefit bases is as follows: $7,000 (the amount of the withdrawal, including any applicable withdrawal charge) – $5,151 (the Annual withdrawal amount) = $1,849 (the “Excess withdrawal” amount). Since the amount of the Excess withdrawal equals1.367% of the Protection with Investment Performance account value ($1,849 divided by $135,224 = 1.367%), the Highest Anniversary Value benefit base and the Roll-up benefit bases would be reduced by 1.367%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(8)	The Return of Principal benefit base is reduced pro-rata, as follows: $100,000 (Return of Principal benefit base as of the last contract date anniversary) – $5,177 (5.177% x $100,000) = $94,823.

(9)	The Highest Anniversary Value benefit base is reduced dollar-fordollar and pro-rata, as follows: $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) – $5,151 (Annual Withdrawal Amount) – $1,690 [($128,785 – $5,151) x 1.367%] = $121,944. The Highest Anniversary Value benefit base is reset to the Protected Benefit account value after withdrawals ($128,224).

(10)	The Roll-up to age 85 benefit base and the GMIB benefit base are reduced pro-rata, as follows: $128,785 (the Roll-up benefit bases as of the last contract date anniversary) – $1,760 (1.367% x $128,785) = $127,025. The Roll-up to age 85 benefit base and GMIB benefit base are reset to the Protected Benefit Account Value after withdrawal $128,224.

(11)	As a result of the Excess withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $5,129 [4% (Roll-up rate) x $128,224 (the Roll-up benefit bases as of the sixth contract anniversary)].

VII-4	Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases

Appendix VIII: Formula for asset transfer program for Guaranteed minimum income benefit

As explained in the ‘‘Guaranteed minimum income benefit (‘‘GMIB’’)’’ section in this Prospectus, if you have the GMIB the portion of your contract invested in the Protected Benefit account will be subject to predetermined mathematical formulas that require transfers between the Protected Benefit account variable investment options which you have selected and the AXA Ultra Conservative Strategy investment option. This Appendix provides additional information regarding the formulas. The formulas are set when we issue your contract and do not change while the GMIB is in effect. On each valuation day, the formulas determine whether a transfer into or out of the AXA Ultra Conservative Strategy investment option is required. For purposes of these calculations, amounts in a Special DCA program designated for the Protected Benefit account variable investment options are excluded from amounts that are transferred into the AXA Ultra Conservative Strategy investment option.

First, the following ATP formula is used to calculate a contract ratio:

Contract Ratio = 1 – (A ÷ B)

Where:

A = Protected Benefit account value on the valuation day.

B = The current value of the GMIB benefit base on the valuation day including the pro rata portion of the applicable Roll-up amount.

Please see the ‘‘Guaranteed minimum income benefit (‘‘GMIB’’)’’ section in this Prospectus for more information on the GMIB benefit base.

The contract ratio is then compared to predetermined ‘‘transfer points’’ to determine what portion of Protected Benefit account value needs to be held in the AXA Ultra Conservative Strategy investment option. For your GMIB, there is a minimum and maximum transfer point, which is determined according to the following table.

ATP Year Anniversary	Minimum Transfer Point	Maximum Transfer Point
First day of first ATP year	10%	20%
1st	12%	22%
2nd	14%	24%
3rd	16%	26%
4th	18%	28%
5th	20%	30%
6th	22%	32%
7th	24%	34%
8th	26%	36%
9th	28%	38%
10th	30%	40%
11th	32%	42%
12th	34%	44%
13th	36%	46%
14th	38%	48%
15th	40%	50%
16th	42%	52%
17th	44%	54%
18th	46%	56%
19th	48%	58%
20th (and later)	50%	60%

The minimum and maximum transfer points are interpolated between the beginning of the ATP year Protected Benefit account value and end of ATP year Protected Benefit account value during the course of the ATP year. For example, during the first ATP year, the minimum transfer point moves from 10% on the first day of the first ATP year to 12% on the first day on the second ATP year. The maximum transfer point moves similarly

Appendix VIII: Formula for asset transfer program for Guaranteed minimum income benefit	VIII-1

during the first ATP year from 20% on the first day of the first ATP year to 22% on the first day on the second ATP year. The ranges for the first and second ATP year are shown in the charts below to illustrate the interpolation of transfer points between the beginning of an ATP year and the end of an ATP year.

First ATP year range:
	May 15 (Day 1 of first ATP year)	Aug 15	Nov 15	Feb 15	May 14 First ATP year anniversary
Minimum Transfer Point	10%	10.5%	11%	11.5%	12%
Maximum Transfer Point	20%	20.5%	21%	21.5%	22%
Second ATP year range:
	May 14 (Day 1 of second ATP year)	Aug 15	Nov 15	Feb 15	May 14 Second ATP year anniversary
Minimum Transfer Point	12%	12.5%	13%	13.5%	14%
Maximum Transfer Point	22%	22.5%	23%	23.5%	24%

On each valuation day, the portion of your Protected Benefit account value to be held in the AXA Ultra Conservative Strategy investment option is determined by comparing the contract ratio to the transfer points. If the contract ratio is equal to or less than the minimum transfer point, all of the account value in the AXA Ultra Conservative Strategy investment option, if any, will be transferred to the Protected Benefit account variable investment options selected by you. If the contract ratio on the valuation day exceeds the minimum transfer point but is less than the maximum transfer point, amounts may be transferred either into or out of the AXA Ultra Conservative Strategy investment option depending on the account value already in the AXA Ultra Conservative Strategy investment option and a Special DCA program designated for the Protected Benefit account variable investment options. If the contract ratio on the valuation day is equal to or greater than the maximum transfer point, the total amount of the account value that is invested in the Protected Benefit account variable investment options selected by you, excluding amounts invested in a Special DCA program designated for the Protected Benefit account variable investment options, will be transferred into the AXA Ultra Conservative Strategy investment option.

A separate formula, called the transfer amount formula, is used to calculate the amount that must be transferred either into or out of the AXA Ultra Conservative Strategy investment option. For example, the transfer amount formula seeks to reallocate account value such that for every 1% by which the contract ratio exceeds the minimum transfer point on a given valuation day, 10% of the Protected Benefit account value will be held in the AXA Ultra Conservative Strategy investment option and a Special DCA program designated for the Protected Benefit account variable investment options. When the contract ratio exceeds the minimum transfer point by 10% (i.e., it reaches the maximum transfer point), amounts will be transferred into the AXA Ultra Conservative Strategy investment option such that 100% of Protected Benefit account value will be invested in the AXA Ultra Conservative Strategy investment option and a Special DCA program designated for the Protected Benefit account variable investment options.

The transfer amount formula first determines the target percentage that must be in the AXA Ultra Conservative Strategy investment option after the ATP transfer as follows:

ATP% =	A – B
0.1

Where:

ATP% =	Required percentage of account value in the AXA Ultra Conservative Strategy investment option and the Special DCA program designated for the Protected Benefit account variable investment options after the ATP transfer.

A =	The contract ratio calculated on the valuation day.

B =	The minimum transfer point on the valuation day.

0.1 =	The 10% differential between the minimum transfer point and the maximum transfer point.

The required amount of account value in the AXA Ultra Conservative Strategy investment option after the ATP transfer is calculated as follows:

ATP Amount = (A × B) - C

Where:

A =	The ATP%.

B =	Protected Benefit account value on the valuation day.

C =	Account value in a Special DCA program designated for the Protected Benefit account variable investment options on the valuation day.

VIII-2	Appendix VIII: Formula for asset transfer program for Guaranteed minimum income benefit

The ATP Amount cannot be less than $0.

The transfer amount formula is used to determine the transfer amount as follows:

ATP transfer amount =	(ATP amount) – (account value currently in AXA Ultra Conservative Strategy investment option)

The ATP transfer amount is the amount that must be moved either in or out of the AXA Ultra Conservative Strategy investment option.

•	If the ATP transfer amount is positive, it will be moved into the AXA Ultra Conservative Strategy investment option if it meets the minimum transfer threshold.

•	If the ATP transfer amount is negative, it will be moved out of the AXA Ultra Conservative Strategy investment option if it meets the minimum transfer threshold described below.

The minimum amount that will be transferred is the greater of 1% of the Protected Benefit account value or $1,000. The test for whether the ATP transfer amount meets the minimum transfer threshold is as follows:

•	If the ATP transfer amount is less than the minimum transfer amount, the ATP transfer will not be processed.

•	If the ATP transfer amount is greater than or equal to the minimum transfer amount, the ATP transfer will be processed.

The following are examples of transactions under the ATP:

	Example 1	Example 2	Example 3
Contract Ratio	17.5%	27%	35%
Valuation Day	4th ATP year anniversary	5th ATP year anniversary	6th ATP year anniversary
Transfer Points	Minimum = 18% Maximum = 28%	Minimum = 20% Maximum = 30%	Minimum = 22% Maximum = 32%
Assumptions	Protected Benefit account value = $100,000 AXA Ultra Conservative Strategy investment option = $40,000 Special DCA program = $20,000

Protected Benefit account value = $100,000

AXA Ultra Conservative Strategy investment option = $40,000

Special DCA program designated for the Protected Benefit account variable investment options = $20,000

Protected Benefit account value = $100,000

AXA Ultra Conservative Strategy investment option = $40,000

Special DCA program designated for the Protected Benefit account variable investment options = $20,000

Transfer Point Valuation	Contract ratio is less than the minimum transfer point therefore, all amounts must be moved out of the AXA Ultra Conservative Strategy investment option.	Contract ratio is greater than the minimum transfer point but less than maximum transfer point. Must determine amount to move in or out of the AXA Ultra Conservative Strategy investment option, if necessary.	Contract ratio is greater than the maximum transfer point. Therefore, all amounts not in a Special DCA program must be moved into the AXA Ultra Conservative Strategy investment option.
ATP% (Contract Ratio – Minimum Transfer Point) ÷ 0.1	0%	(0.27 – 0.2) ÷ 0.1 = 0.7 or 70%	100%
ATP Amount (ATP%*Protected Benefit account value) –Special DCA program designated for the Protected Benefit account variable investment options	(0 * $100,000) - $20,000 = -$20,000 (cannot be less than $0) ATP Amount = $0	(0.7 * $100,000) - $20,000 = $50,000	(1 * $100,000) - $20,000 = $80,000

Appendix VIII: Formula for asset transfer program for Guaranteed minimum income benefit	VIII-3

	Example 1	Example 2	Example 3
Transfer Amount (ATP Amount) – (Protected Benefit account value currently in AXA Ultra Conservative Strategy investment option)	$0 - $40,000 = -$40,000, (transferred out of the AXA Ultra Conservative Strategy investment option)

Scenario 1 – using current assumptions:

$50,000 - $40,000 = $10,000

(transferred into the AXA Ultra Conservative Strategy investment option)

Scenario 2 – if current amount in AXA Ultra Conservative Strategy investment option = $65,000 instead of $40,000:

$50,000 - $65,000 = -$15,000

(transferred out of the AXA Ultra Conservative Strategy investment option)

$80,000 - $40,000 = $40,000 (transferred into the AXA Ultra Conservative Strategy investment option)

ATP transfers into the AXA Ultra Conservative Strategy investment option will be transferred out of your Protected Benefit account variable investment options. No amounts will be transferred out of a Special DCA program. ATP transfers out of the AXA Ultra Conservative Strategy investment option will be allocated among the Protected Benefit account variable investment options included in your contract’s allocation instructions. No amounts will be transferred into or out of the Special DCA program as a result of any ATP transfer.

Your first ATP year is established at the time of your initial contribution or transfer to the Protected Benefit account. For example, if you make an initial contribution or transfer to the Protected Benefit account in the third contract year, that would be your first ATP year. The ATP year increases by one each subsequent contract year until you make an additional contribution or transfer to the Protected Benefit account.

Subsequent Contributions and Transfers

Each time you make a subsequent contribution or transfer to your Protected Benefit account we will apply a set back adjustment formula. We use the formula to determine whether (and to what extent) your applicable transfer points may be “set back”. Any set back of your transfer points will apply on the next business day. The formula we use to calculate the set back applicable to you may not be altered once you have the benefit. In general, the formula adjusts your applicable transfer points to reflect the weighted average age of all contributions and transfers made to the Protected Benefit account in relation to the GMIB benefit base on the day prior to the contribution or transfer.

The set back adjustment formula determines the adjustment as follows:

ATP Year Set Back	=	(A – 1) × (B + C)
D + C

Where:

ATP Year Set Back = The number of years by which the beginning of contract year ATP year will be set back.
A =	The ATP year at the beginning of the contract year.

B =	Total contract year to date contributions and transfers to the Protected Benefit account as of the day prior to the transaction date of the ATP set back calculation.

C =	The contribution and/or transfer to the Protected Benefit account on the transaction date of the ATP set back calculation.

D =	The value of the GMIB benefit base including the pro rata Roll-up amount as of the day prior to the ATP set back calculation.

The result is rounded (either up or down as applicable) and the ATP year will be set back by the whole number of years produced by the formula. For example, if the result is 2.58, the number will be rounded up to 3 and the ATP year will be set back by 3 years. Therefore, if prior to the contribution or transfer you were in ATP year 6, month 8, you will be set back to ATP year 3, month 8.

VIII-4	Appendix VIII: Formula for asset transfer program for Guaranteed minimum income benefit

The following is an example of the ATP year set back:

	Contribution/Transfer #1	Contribution/Transfer #2	Contribution/Transfer #3
Current ATP Year	ATP year 4 [A = 4]

Assumptions

Contract is in month 3 of the current contract year.

Total contract year to date contributions and transfers to the Protected Benefit account as of the valuation day prior to the transaction date of the ATP set back calculation = $0 [B = 0]

The contribution and/or transfer to the Protected Benefit account on the transaction date of the ATP set back calculation = $300 [C = 300]

Value of the GMIB benefit base including the pro rata Roll-up amount as of the valuation day prior to the ATP set back calculation = $616.92

[D = 616.92]

Contract is now in month 5 of the same contract year.

Total contract year to date contributions and transfers to the Protected Benefit account as of the valuation day prior to the transaction date of the ATP set back calculation = $300

[B = 300]

The contribution and/or transfer to the Protected Benefit account on the transaction date of the ATP set back calculation = $300 [C = 300]

Value of the GMIB benefit base including the pro rata Roll-up amount as of the valuation day prior to the ATP set back calculation = $926.11

[D = 926.11]

Contract is now in month 7 of the same contract year.

Total contract year to date contributions and transfers to the Protected Benefit account as of the valuation day prior to the transaction date of the ATP set back calculation = $600

[B = 600]

The contribution and/or transfer to the Protected Benefit account on the transaction date of the ATP set back calculation = $1,200 [C = 1,200]

Value of the GMIB benefit base including the pro rata Roll-up amount as of the valuation day prior to the ATP set back calculation = $1,238.41

[D = 1,238.41]

ATP Year Set Back (A – 1) × (B + C) D + C	(4–1) × (0 +300) = 0.98 616.92 + 300 Rounded to the nearest whole year = 1	(4–1) × (300 +300) = 1.47 926.11 + 300 Rounded to the nearest whole year = 1	(4–1) × (600 +1200) = 2.21 1,238.41 + 1200 Rounded to the nearest whole year = 2

New ATP Year Current ATP year – ATP year set back = New ATP year	New ATP year = 4–1 = 3 (ATP year is set back by 1) New ATP year = 3	New ATP year = 4–1 = 3 (ATP year has already been set back to year 3. No additional set back will occur.)	New ATP year = 4–2 = 2 (ATP year is set back by 1 additional year) New ATP year = 2

ATP exit option

When the ATP exit option is processed the GMIB benefit base will be adjusted as follows:

New Benefit Base =	(1- 3%) × A	_ D
1 – B + C

Where:

New Benefit Base =	The new value that both the GMIB benefit base and if applicable, the Roll-up to age 85 benefit base and Highest Anniversary Value benefit base will be adjusted to if this value is less than the current value of the respective benefit bases.

Appendix VIII: Formula for asset transfer program for Guaranteed minimum income benefit	VIII-5

A =	The Protected Benefit account value as of the day prior to the ATP exit option.

B =	The [interpolated] minimum transfer point as of the next valuation day.

C =	The total rider charge percentage for both the GMIB and GMDB benefits.

D =	The prorated Roll-up amount from the last contract date anniversary to the next valuation day plus the prorated Roll-up amount for contributions and transfers in that contract year as of the next valuation day minus the contract year-to-date withdrawals up to the Annual withdrawal amount.

3% =	cushion in investment performance to decrease the probability of an ATP transfer on the upcoming valuation day.

For example, the ATP exit option is processed during the sixth month of the fifth ATP year. In the current ATP year, the number of completed months on the next valuation day is six. The minimum transfer point is 19%, which is derived by interpolating the fourth ATP year anniversary minimum transfer point and the fifth ATP year anniversary minimum transfer point [=(18%+20%)/2]. The cushion is 3%. Assume that your Protected Benefit account value is $100,000, GMIB benefit base is $130,000 and the Roll-up rate is the 5% Annual Roll-up rate. Also assume that no withdrawal has been taken in this contract year and that the pro-rated Roll-up amount (net of withdrawals) is $3,250 (=5%×$130,000×6/12 – 0).

When the ATP exit option is processed, the new GMIB benefit base is:

New GMIB benefit base =	(1- 3%) × 100,000	_ 3,250
1 – .19 + .021

Your GMIB benefit base is adjusted to the new GMIB benefit base ($113,477) as the new GMIB benefit base is less than both Guaranteed benefit bases.

Furthermore, if a contribution in the amount of $20,000 is made after the ATP exit option is processed, the GMIB benefit base would be $133,477 ($113,477 + $20,000).

Conversely, if the $20,000 contribution is made before requesting the ATP exit option:

•

The contribution would result in a transfer on the next valuation date from the AXA Ultra Conservative Strategy investment option so that only 10% of the Protected Benefit account value would remain invested in the AXA Ultra Conservative Strategy investment option.

•	If the ATP exit option is then process the new GMIB benefit base would be:

New GMIB benefit base =	(1- 3%) × 120,000	_ 3,250
1 – .19 + .021

Your GMIB benefit base is adjusted to $136,822.

VIII-6	Appendix VIII: Formula for asset transfer program for Guaranteed minimum income benefit

Appendix IX: Rules regarding contributions to your contract

Series B
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)
NQ	0–85	• $5,000 (initial) • $500 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)	• After-tax money. • Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

•    You may make subsequent contributions to the Protected Benefit account until attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    For contracts with owner issue ages 76-80, your contributions to the Protected Benefit account are limited to one contract year.

•    You may make subsequent contributions to your Investment account until the later of attained age 86 or the first contract date anniversary.

Traditional IRA	20–85	• $5,000 (initial) • $50 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)

•    Eligible rollover distributions from 403(b) plans, qualified plans and governmental employer 457(b) plans.

•    Rollovers from another traditional individual retirement arrangement.

•    Direct custodian-to- custodian transfers from another traditional individual retirement arrangement.

•    Regular IRA contributions.

•    Additional catch-up contributions.

•    You may make subsequent contributions to the Protected Benefit account until attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the
Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.

•    For contracts with owner issue ages 76-80, the contributions to the Protected Benefit account are limited to one contract year.

•    You may make subsequent contributions to your Investment account until the later of attained age 86 or the first contract date anniversary.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Appendix IX: Rules regarding contributions to your contract	IX-1

Series B (continued)
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)

•    Contributions made after age 70 1/2 must be net of required minimum distributions; you also cannot make regular IRA contributions after age 70 1/2.

•    Although we accept regular IRA contributions (limited to $5,000 per calendar year) under traditional IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

•    Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.

Roth IRA	20–85	• $5,000 (initial) • $50 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)

•    Rollovers from another Roth IRA.

•    Rollovers from a “designated Roth contribution account” under specified retirement plans.

•    Conversion rollovers from a traditional IRA or other eligible retirement plan.

•    Direct custodian-to- custodian transfers from another Roth IRA.

•    Regular Roth IRA contributions.

•    Additional catch-up contributions.

•    You may make subsequent contributions to the Protected Benefit account until attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    For contracts with owner issue ages 76-80, your contributions to the Protected Benefit account are limited to one contract year.

•    You may make subsequent contributions to the Investment account until the later of attained age 86 or the first contract date anniversary.

•    Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

IX-2	Appendix IX: Rules regarding contributions to your contract

Series B (continued)
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)

•    Although we accept Roth IRA contributions (limited to $5,000 per calendar year) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

•    Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least 50 at any time during the calendar year for which the contribution is made.

Inherited IRA Beneficiary continuation contract (traditional IRA or Roth IRA)	0–70	• $5,000 (initial) • $1,000 (if subsequent contributions are permitted)

•    Direct custodian-to- custodian transfers of your interest as a death beneficiary of the deceased owner’s traditional individual retirement arrangement or Roth IRA to an IRA of the same type.

•    Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these “Applicable Plans”: qualified plans, 403(b) plans and governmental employer 457(b) plans.

•    Any subsequent contributions must be from the same type of IRA of the same deceased owner.

•    You may make subsequent contributions to the Protected Benefit account until the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    You may make subsequent contributions to the Investment account until the first contract date anniversary.

•    No additional contributions are permitted to Inherited IRA contracts issued as a Non-spousal beneficiary direct rollover from an Applicable Plan.

QP	20–75	• $5,000 (initial) • $500 (if subsequent contributions are permitted)

•    Only transfer contributions from other investments within an existing qualified plan trust.

•    The plan must be qualified under Section 401(a) of the Internal Revenue Code.

•    For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.

•    You may make subsequent contributions to the Protected Benefit account until the annuitant’s attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Appendix IX: Rules regarding contributions to your contract	IX-3

Series B (continued)
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)

•    You may make subsequent contributions to the Investment account until the later of the annuitant’s attained age 75 or the first contract date anniversary.

•    A separate QP contract must be established for each plan participant, even defined benefit plan participants.

•    We do not accept contributions directly from the employer.

•    Only one subsequent contribution can be made during a contract year.

•    Contributions made after the annuitant’s age 70 1/2 must be net of any required minimum distributions.

See Appendix II earlier in this Prospectus for a discussion on purchase considerations for QP contracts.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

IX-4	Appendix IX: Rules regarding contributions to your contract

Series L
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)
NQ	0–85	• $10,000 (initial) • $500 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)	• After-tax money. • Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

•    You may make subsequent contributions to the Protected Benefit account until attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.

•    For contracts with owner issue ages 76-80, your contributions to the Protected Benefit account are limited to one contract year.

•    You may make subsequent contributions to the Investment account until the later of attained age 86 or the first contract date anniversary.

Traditional IRA	20–85	• $10,000 (initial) • $50 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)

•    Eligible rollover distributions from 403(b) plans, qualified plans and governmental employer 457(b) plans.

•    Rollovers from another traditional individual retirement arrangement.

•    Direct custodian-to- custodian transfers from another traditional individual retirement arrangement.

•    Regular IRA contributions.

•    Additional catch-up contributions.

•    You may make subsequent contributions to the Protected Benefit account until attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    For contracts with owner issue ages 76-80, your contributions to the Protected Benefit account are limited to one contract year.

•    You may make subsequent contributions to the Investment account until the later of attained age 86 or the first contract date anniversary.

•    Contributions made after age 70 1/2 must be net of required minimum distributions; you also cannot make regular IRA contributions after age 70 1/2.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Appendix IX: Rules regarding contributions to your contract	IX-5

Series L (continued)
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)

•    Although we accept regular IRA contributions (limited to $5,000 per calendar year) under traditional IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

•    Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.

Roth IRA	20–85	• $10,000 (initial) • $50 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)

•    Rollovers from another Roth IRA.

•    Rollovers from a “designated Roth contribution account” under specified retirement plans.

•    Conversion rollovers from a traditional IRA or other eligible retirement plan.

•    Direct custodian-to- custodian transfers from another Roth IRA.

•    Regular Roth IRA contributions.

•    Additional catch-up contributions.

•    You may make subsequent contributions to the Protected Benefit account until attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    For contracts with owner issue ages 76-80, your contributions to the Protected Benefit account are limited to one contract year.

•    You may make subsequent contributions to the Investment account until the later of attained age 86 or the first contract date anniversary.

•    Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.

•    Although we accept Roth IRA contributions (limited to $5,000 per calendar year) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

IX-6	Appendix IX: Rules regarding contributions to your contract

Series L (continued)
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)
• Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least 50 at any time during the calendar year for which the contribution is made.
Inherited IRA Beneficiary continuation contract (traditional IRA or Roth IRA)	0–70	• $10,000 (initial) • $1,000 (if subsequent contributions are permitted)

•    Direct custodian-to- custodian transfers of your interest as a death beneficiary of the deceased owner’s traditional individual retirement arrangement or Roth IRA to an IRA of the same type.

•    Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these “Applicable Plans”: qualified plans, 403(b) plans and governmental employer 457(b) plans.

•    Any subsequent contributions must be from the same type of IRA of the same deceased owner.

•    You may make subsequent contributions to the Protected Benefit account until the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    You may make subsequent contributions to your Investment account until the first contract date anniversary.

•    No additional contributions are permitted to Inherited IRA contracts issued as a Non-spousal beneficiary direct rollover from an Applicable Plan.

QP	20–75	• $10,000 (initial) • $500 (if subsequent contributions are permitted)

•    Only transfer contributions from other investments within an existing qualified plan trust.

•    The plan must be qualified under Section 401(a) of the Internal Revenue Code.

•    For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.

•    You may make subsequent contributions to the Protected Benefit account until the annuitant’s attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.

•    You may make subsequent contributions to the Investment account until the later of the annuitant’s attained age 75 or the first contract date anniversary.

•    A separate QP contract must be established for each plan participant, even defined benefit plan participants.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Appendix IX: Rules regarding contributions to your contract	IX-7

Series L (continued)
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)

•    We do not accept contributions directly from the employer.

•    Only one subsequent contribution can be made during a contract year.

•    Contributions made after the annuitant’s age 70 1/2 must be net of any required minimum distributions.

See Appendix II earlier in this Prospectus for a discussion on purchase considerations for QP contracts.
(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

IX-8	Appendix IX: Rules regarding contributions to your contract

Series CP®
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)
NQ	0–70	• $10,000 (initial) • $500 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)	• After-tax money. • Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

•    You may make subsequent contributions to the Protected Benefit account until attained age 71, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    You may make subsequent contributions to the Investment account until the later of attained age 71 or the first contract date anniversary.

Traditional IRA	20–70	• $10,000 (initial) • $50 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)

•    Eligible rollover distributions from 403(b) plans, qualified plans and governmental employer 457(b) plans.

•    Rollovers from another traditional individual retirement arrangement.

•    Direct custodian-to- custodian transfers from another traditional individual retirement arrangement.

•    Regular IRA contributions.

•    Additional catch-up contributions.

•    You may make subsequent contributions to the Protected Benefit account until attained age 71, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    You may make subsequent contributions to your Investment account until the later of attained age 71 or the first contract date anniversary.

•    Contributions made after age 70 1/2 must be net of required minimum distributions; you also cannot make regular IRA contributions after age 70 1/2.

•    Although we accept regular IRA contributions (limited to $5,000 per calendar year) under traditional IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

•    Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Appendix IX: Rules regarding contributions to your contract	IX-9

Series CP® (continued)
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)
Roth IRA	20–70	• $10,000 (initial) • $50 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)

•    Rollovers from another Roth IRA.

•    Rollovers from a “designated Roth contribution account” under specified retirement plans.

•    Conversion rollovers from a traditional IRA or other eligible retirement plan.

•    Direct custodian-to- custodian transfers from another Roth IRA.

•    Regular Roth IRA contributions.

•    Additional catch-up contributions.

•    You may make subsequent contributions to the Protected Benefit account until attained age 71, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    You may make subsequent contributions to the Investment account until the later of attained age 71 or the first contract date anniversary.

•    Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.

•    Although we accept Roth IRA contributions (limited to $5,000 per calendar year) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

•    Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

•    Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

IX-10	Appendix IX: Rules regarding contributions to your contract

Series CP® (continued)
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)
QP	20–70	• $10,000 (initial) • $500 (if subsequent contributions are permitted)

•    Only transfer contributions from other investments within an existing qualified plan trust.

•    The plan must be qualified under Section 401(a) of the Internal Revenue Code.

•    For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.

•    You may make subsequent contributions to the Protected Benefit account until the annuitant’s attained age 71, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    You may make subsequent contributions to the Investment account until the later of the annuitant’s attained age 71 or the first contract date anniversary.

•    A separate QP contract must be established for each plan participant, even defined benefit plan participants.

•    We do not accept contributions directly from the employer.

•    Only one subsequent contribution can be made during a contract year.

•    Contributions made after the annuitant’s age 70 1/2 must be net of any required minimum distributions.

See Appendix II earlier in this Prospectus for a discussion on purchase considerations of QP contracts.
(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Appendix IX: Rules regarding contributions to your contract	IX-11

Series C
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)
NQ	0–85	• $25,000 (initial) • $500 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)	• After-tax money. • Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

•    You may make subsequent contributions to the Protected Benefit account until attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    For contracts with owner issue ages 76-80, your contributions to the Protected Benefit account are limited to one contract year.

•    You may make subsequent contributions to your Investment account until the later of attained age 86 or the first contract date anniversary.

Traditional IRA	20–85	• $25,000 (initial) • $50 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)

•    Eligible rollover distributions from 403(b) plans, qualified plans and governmental employer 457(b) plans.

•    Rollovers from another traditional individual retirement arrangement.

•    Direct custodian-to- custodian transfers from another traditional individual retirement arrangement.

•    Regular IRA contributions.

•    Additional catch-up contributions.

•    You may make subsequent contributions to the Protected Benefit account until attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    For contracts with owner issue ages 76-80, your contributions to the Protected Benefit account are limited to one contract year.

•    You may make subsequent contributions to the Investment account until the later of attained age 86 or the first contract date anniversary.

•    Contributions made after age 70 1/2 must be net of required minimum distributions; you also cannot make regular IRA contributions after age 70 1/2.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

IX-12	Appendix IX: Rules regarding contributions to your contract

Series C (continued)
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)

•    Although we accept regular IRA contributions (limited to $5,000 per calendar year) under traditional IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

•    Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 1/2 at any time during the calendar year for which the contribution is made.

Roth IRA	20–85	• $25,000 (initial) • $50 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)

•    Rollovers from another Roth IRA.

•    Rollovers from a “designated Roth contribution account” under specified retirement plans.

•    Conversion rollovers from a traditional IRA or other eligible retirement plan.

•    Direct custodian-to- custodian transfers from another Roth IRA.

•    Regular Roth IRA contributions.

•    Additional catch-up contributions.

•    You may make subsequent contributions to the Protected Benefit account until attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    For contracts with owner issue ages 76-80, your contributions to the Protected Benefit account are limited to one contract year.

•    You may make subsequent contributions to the Investment account until the later of attained age 86 or the first contract date anniversary.

•    Conversion rollovers after age 70 1/2 must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.

•    Although we accept Roth IRA contributions (limited to $5,000 per calendar year) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Appendix IX: Rules regarding contributions to your contract	IX-13

Series C (continued)
Contract Type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)
• Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least 50 at any time during the calendar year for which the contribution is made.
Inherited IRA Beneficiary continuation contract (traditional IRA or Roth IRA)	0–70	• $25,000 (initial) • $1,000 (if subsequent contributions are permitted)

•    Direct custodian-to- custodian transfers of your interest as a death beneficiary of the deceased owner’s traditional individual retirement arrangement or Roth IRA to an IRA of the same type.

•    Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these “Applicable Plans”: qualified plans, 403(b) plans and governmental employer 457(b) plans.

•    Any subsequent contributions must be from the same type of IRA of the same deceased owner.

•    You may make subsequent contributions to the Protected Benefit account until the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    You may make subsequent contributions to the Investment account until the first contract date anniversary.

•    No additional contributions are permitted to Inherited IRA contracts issued as a Non-spousal beneficiary direct rollover from an Applicable Plan.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

IX-14	Appendix IX: Rules regarding contributions to your contract

Series ADV
Contract type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)
NQ	0-85	• $10,000 (initial) • $500 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)	• After-tax money • Paid to us by check or transfer of contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

•    You may make subsequent contributions to the Protected Benefit account until attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    For contracts with owner issue ages 76-80, your contributions to the Protected Benefit account are limited to one contract year.

•    You may make subsequent contributions to the Investment account until the later of attained age 86 or the first contract date anniversary.

Traditional IRA	20-85	• $10,000 (initial) • $50 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)

•    Eligible rollover distributions from 403(b) plans, qualified plans and governmental employer 457(b) plans.

•    Rollovers from another traditional individual retirement arrangement.

•    Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.

•    Regular IRA contributions.

•    Additional catch-up contributions.

•    You may make subsequent contributions to the Protected Benefit account until attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    For contracts with owner issue ages 76-80, your contributions to the Protected Benefit account are limited to one contract year.

•    You may make subsequent contributions to the Investment account until the later of attained age 86 or the first contract date anniversary.

•    Contributions made after age 70 ½ must be net of required minimum distributions; you also cannot make regular IRA contributions after age 70 ½.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Appendix IX: Rules regarding contributions to your contract	IX-15

Series ADV (continued)
Contract type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)

•    Although we accept regular IRA contributions (limited to $5,000 per calendar year) under traditional IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

•    Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 but under age 70 ½ at any time during the calendar year for which the contribution is made.

Roth IRA	20-85	• $10,000 (initial) • $50 (if subsequent contributions are permitted) • $100 monthly and $300 quarterly under the automatic investment program (if subsequent contributions are permitted)

•    Rollovers from another Roth IRA.

•    Rollovers from a “designated Roth contribution account” under specified retirement plans.

•    Conversion rollovers from a traditional IRA or other eligible retirement plan.

•    Direct custodian-to-custodian transfers from another Roth IRA.

•    Regular Roth IRA contributions.

•    Additional catch-up contributions.

•    You may make subsequent contributions to the Protected Benefit account until attained age 75, or if later, the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to your Protected Benefit account will no longer be permitted.

•    For contracts with owner issue ages 76-80, your contributions to the Protected Benefit account are limited to one contract year.

•    You may make subsequent contributions to the Investment account until the later of attained age 86 or the first contract date anniversary.

•    Conversion rollovers after age 70 ½ must be net of required minimum distributions for the traditional IRA or other eligible retirement plan that is the source of the conversion rollover.

•    Although we accept Roth IRA contributions (limited to $5,000 per calendar year) under Roth IRA contracts, we intend that the contract be used primarily for rollover and direct transfer contributions.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

IX-16	Appendix IX: Rules regarding contributions to your contract

Series ADV (continued)
Contract type	Available for Owner and Annuitant Issue Ages	Minimum contributions	Source of contributions	Additional limitations on contributions to the contract(1)
• Subsequent catch-up contributions of up to $1,000 per calendar year where the owner is at least age 50 at any time during the calendar year for which the contribution is made.
Inherited IRA Beneficiary continuation contract (traditional IRA or Roth IRA)	0-70	• $10,000 (initial) • $1,000 (if subsequent contributions are permitted)

•    Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased owner’s traditional individual retirement arrangement or Roth IRA to an IRA of the same type.

•    Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA contract under specified circumstances from these “Applicable Plans”: qualified plans, 403(b) plans and governmental employer 457(b) plans.

•    Any subsequent contributions must be from the same type of IRA of the same deceased owner.

•    You may make subsequent contributions to the Protected Benefit account until the first contract date anniversary. However, once you make a withdrawal from the Protected Benefit account, subsequent contributions to the Protected Benefit account will no longer be permitted.

•    You may make subsequent contributions to the Investment account until the first contract date anniversary.

•    No additional contributions are permitted to Inherited IRA contracts, issued as a non-spousal beneficiary direct rollover from an Applicable Plan.

(1)	In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

See “Tax information” earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see “Dates and prices at which contract events occur” in “More information” earlier in this Prospectus. Please review your contract for information on contribution limitations.

Appendix IX: Rules regarding contributions to your contract	IX-17

Statement of additional information

Table of contents
Page

Who is AXA Equitable?	2

Unit Values	2

Custodian and Independent Registered Public Accounting Firm	2

Distribution of the Contracts	2

Financial Statements	2

How to obtain a Retirement Cornerstone® Series Statement of Additional Information for Separate Account No. 70

Send this request form to:

Retirement Service Solutions

P.O. Box 1547

Secaucus, NJ 07096-1547

Please send me a Retirement Cornerstone® Series SAI for Separate Account No. 70 dated April 30, 2012.
Name
Address
City	State	Zip